U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                        Pre-Effective Amendment No.     ___

                        Post-Effective Amendment No.    47

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                                Amendment No. 50

                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                        W. Lee H. Dunham, Esq. Sullivan &
                                  Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately  upon filing  pursuant to paragraph (b)
/X/   on August 1, 2009 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph  (a)(1)
/ /   on (date) pursuant to paragraph  (a)(1)
/ /   75 days after filing pursuant to paragraph (a)(2)
/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         DAVENPORT      |
                         ---------      |  DAVENPORT CORE FUND
                      ASSET MANAGEMENT  |


                               NO-LOAD MUTUAL FUND


                                   PROSPECTUS

                                 August 1, 2009

                               INVESTMENT ADVISOR
               Davenport & Company LLC Member: NYSE o FINRA o SIPC
             901 East Cary Street o Suite 1100 o Richmond, VA 23219


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary .........................................................  3
Synopsis of Costs and Expenses ..............................................  7
Additional Investment Information............................................  8
How to Purchase Shares ...................................................... 11
How to Redeem Shares ........................................................ 14
How Net Asset Value is Determined............................................ 17
Management of the Fund ...................................................... 18
Dividends, Distributions and Taxes........................................... 20
Financial Highlights ........................................................ 21
Customer Privacy Policy ..................................................... 23
For Additional Information .........................................  back cover


                             THE DAVENPORT CORE FUND

INVESTMENT ADVISOR                          LEGAL COUNSEL
Davenport & Company LLC                     Sullivan & Worcester LLP
One James Center, 901 East Cary Street      One Post Office Square
Richmond, Virginia 23219-4037               Boston, Massachusetts 02109
(Toll-Free) 1-800-846-6666
                                            BOARD OF TRUSTEES
                                            Austin Brockenbrough, III
ADMINISTRATOR                               John T. Bruce
Ultimus Fund Solutions, LLC                 Charles M. Caravati, Jr.
P.O. Box 46707                              Robert S. Harris
Cincinnati, Ohio 45246-0707                 J. Finley Lee, Jr.
(Toll-Free) 1-800-281-3217                  Richard L. Morrill
                                            Harris V. Morrissette
                                            Samuel B. Witt, III
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP                           OFFICERS
312 Walnut Street, Suite 1900               Joseph L. Antrim, III, President
Cincinnati, Ohio 45202                      John P. Ackerly, IV, Vice President

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The Davenport Core Fund (formerly the Davenport Equity Fund) is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

      o     price-earnings ratios
      o     rate of earnings growth
      o     depth of management
      o     a company's past financial stability
      o     a company's present and projected position within its industry
      o     dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. The Fund may invest up to 25% of its net assets in the equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

A security will be sold when the Advisor believes it no longer has the potential for strong growth, it meets its targeted price or when the fundamentals of the issuer's business or general market conditions have changed.

Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. The Fund's portfolio may also fluctuate in value in response to the activities and financial prospects of an individual company in the portfolio. Stocks and other equity securities are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability.

The Advisor's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes.

For more information about the Fund's investment strategies and risks, see "Additional Investment Information" in this Prospectus.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each of the last 10 calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [BAR CHART OMITTED]

                                 1999     15.64%
                                 2000     -0.71%
                                 2001    -11.49%
                                 2002    -16.28%
                                 2003     25.21%
                                 2004     11.43%
                                 2005      4.59%
                                 2006     12.98%
                                 2007     13.13%
                                 2008    -35.65%

During the periods shown in the bar chart, the highest return for a quarter was 14.08% during the quarter ended June 30, 2003 and the lowest return for a quarter was -20.67% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 3.41%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008:

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      One       Five       Ten
                                                      Year      Years     Years
                                                     -------   -------   -------
THE DAVENPORT CORE FUND
   Return Before Taxes ...........................   -35.65%    -0.84%     0.21%
   Return After Taxes on Distributions ...........   -36.04%    -1.46%    -0.18%
   Return After Taxes on Distributions
      and Sale of Fund Shares ....................   -22.63%    -0.54%     0.23%

STANDARD & POOR'S 500 INDEX(1)
   (reflects no deduction for fees,
   expenses, or taxes) ...........................   -37.00%    -2.19%    -1.38%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

SYNOPSIS OF COSTS AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees.........................................................  0.75%
Administrator's Fees....................................................  0.14%
Other Expenses..........................................................  0.11%
Acquired Fund Fees and Expenses.........................................  0.02%*
                                                                         ------
Total Annual Fund Operating Expenses....................................  1.02%
                                                                         ======

* Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year       3 Years      5 Years     10 Years
                ------       -------      -------     --------
                 $104          $325         $563       $1,248

ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

      o     The  price-earnings  ratio
      o     The rate of earnings growth
      o     The depth of management
      o     The company's past financial stability
      o     The company's  present and projected  position within its industry
      o     The dividend record

Selection of equity securities is made by the Advisor's Investment Policy Committee. The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management Division is based. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased. A security will be sold when the Investment Policy Committee believes it no longer has the potential for strong growth, it meets its targeted price or when the fundamentals of the issuer's business or general market conditions have changed.

The Fund may invest in preferred stocks and convertible bonds that are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch") (AAA, AA, A or BBB), or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

The Fund may also invest up to 25% of its net assets in equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Advisor considers to be "emerging markets."

TEMPORARY DEFENSIVE POSITION. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's, S&P or Fitch or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's, S&P or Fitch or, if not so rated, will be of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio consisting of mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some securities may not appreciate in value as expected. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also may involve foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the "Administrator") toll-free 1-800-281-3217, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Shares will be purchased at the Fund's net asset value ("NAV") next determined after your order is received by the Administrator in proper form as indicated herein. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Fund's Account Application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. An Account Application is available from the Fund's website at www.investdavenport.com, or by calling 1-800-281-3217. Please complete and sign the Account Application, enclose your check made payable to the Fund, and mail it to:

                  The Davenport Core Fund
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For The Davenport Core Fund #0199456765
      For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless it receives the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment returns; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transactions in shares of the Fund when shares are held in omnibus accounts. The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund's policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Fund. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-281-3217 or write to the address shown below.

Your request should be addressed to:

                  The Davenport Core Fund
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Fund by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You may change your redemption instructions any time you wish by sending a letter with your new redemption instructions to the Administrator.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form, or by writing to the Administrator.

REDEMPTIONS IN KIND. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only when circumstances exist which would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Fund.

The investment advisory fee paid by the Fund to the Advisor during the most recent fiscal year was equal to 0.75% of the Fund's average daily net assets. For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, see the Fund's annual report dated March 31, 2009.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

The members of the Advisor's Investment Policy Committee, each of whom has an equal role in the decision making process, are:

MICHAEL S. BEALL, CFA, CPA (age 55) joined the Advisor in 1980 and serves as the Chairman of the Investment Policy Committee. He is an Executive Vice President and a Director of the Advisor. He currently functions as a Financial Advisor and formerly was an Equity Research Analyst in the Advisor's Research Department. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

JOSEPH L. ANTRIM, III, CFA (age 64) became associated with the Advisor in 1975. He is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management Division. Mr. Antrim has been a member of the Investment Policy Committee since the Committee's inception in December 1983.

JOHN P. ACKERLY, IV, CFA (age 45) joined the Advisor in 1994 and is a Senior Vice President and a Director of the Advisor. He currently functions as a Portfolio Manager in the Advisor's Asset Management Division. Mr. Ackerly has been a member of the Investment Policy Committee since February 1999.

E. TRIGG BROWN, JR. (age 56) joined the Advisor in 1982 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as a Financial Advisor and as the Branch Manager of the Advisor's Richmond, Virginia branch. Mr. Brown has been a member of the Investment Policy Committee since October 2002.

WILLIAM M. NOFTSINGER, JR. (age 58) joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor. He currently functions as a Financial Advisor and serves on the Advisor's Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

ROBERT B. GILES (age 63) joined the Advisor in 1967 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as a Financial Advisor. Mr. Giles has been a member of the Investment Policy Committee since July 2007.

I. LEE CHAPMAN, IV, CFA (age 39) joined the Advisor in 1995 and is a Senior Vice President of the Advisor. He currently functions as a Portfolio Manager. Mr. Chapman has been a member of the Investment Policy Committee since July 2007.

The Statement of Additional Information provides additional information about the Investment Policy Committee members' compensation, other accounts managed by the Committee members, and the Committee members' ownership of shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends on or about the 15th day of the last month of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Fund or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                     YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    13.82     $    14.75     $    13.99     $    13.08     $    12.30
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from
   investment operations:
   Net investment income .................         0.11           0.10           0.10           0.07           0.07
   Net realized and unrealized gains
      (losses) on investments ............        (5.17)          0.53           1.28           1.17           0.78
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........        (5.06)          0.63           1.38           1.24           0.85
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.11)         (0.10)         (0.10)         (0.07)         (0.07)
   Distributions from net
      realized gains .....................        (0.29)         (1.46)         (0.52)         (0.26)            --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.40)         (1.56)         (0.62)         (0.33)         (0.07)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...........   $     8.36     $    13.82     $    14.75     $    13.99     $    13.08
                                             ==========     ==========     ==========     ==========     ==========

Total return (a) .........................      (36.85)%         3.44%         10.02%          9.48%          6.91%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .. .....   $   92,358     $  155,799     $  151,655     $  148,923     $  138,181
                                             ==========     ==========     ==========     ==========     ==========

Ratio of expenses to
   average net assets ....................        1.00%          0.96%          0.98%          0.98%          0.98%

Ratio of net investment income
   to average net assets .................        0.98%          0.60%          0.67%          0.50%          0.57%

Portfolio turnover rate ..................          39%            37%            26%            39%            28%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       THIS PAGE INTENTIONALLY LEFT BLANK

CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

FOR ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free
                                 1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund's website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

--------------------------------------------------------------------------------

                                      THE
                             FLIPPIN, BRUCE & PORTER
                                     FUNDS

                         ------------------------------

                                 FBP VALUE FUND
                                FBP BALANCED FUND

                              NO-LOAD MUTUAL FUNDS

                                   Prospectus

                                 August 1, 2009

                         ------------------------------
                               INVESTMENT ADVISER
                          Flippin, Bruce & Porter, Inc.
                               Lynchburg, Virginia
                         ------------------------------

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

================================================================================

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary.........................................................   3
Synopsis of Costs and Expenses..............................................   7
Additional Investment Information...........................................   8
How to Purchase Shares......................................................  13
How to Redeem Shares........................................................  16
How Net Asset Value is Determined...........................................  18
Management of the Funds.....................................................  19
Dividends, Distributions and Taxes..........................................  20
Financial Highlights........................................................  21
Customer Privacy Policy.....................................................  23
For Additional Information..........................................  back cover

INVESTMENT ADVISER                      LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.           Sullivan & Worcester LLP
800 Main Street, Second Floor           One Post Office Square
P.O. Box 6138                           Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                OFFICERS
                                        John T. Bruce, President
ADMINISTRATOR                              and Portfolio Manager
Ultimus Fund Solutions, LLC             John M. Flippin, Vice President
P.O. Box 46707                          R. Gregory Porter, III, Vice President
Cincinnati, Ohio 45246-0707             David J. Marshall, Vice President
TOLL-FREE 1-866-738-1127                John H. Hanna, IV, Vice President

CUSTODIAN                               TRUSTEES
US Bank, N.A.                           Austin Brockenbrough, III
425 Walnut Street                       John T. Bruce
Cincinnati, Ohio 45202                  Charles M. Caravati, Jr.
                                        Robert S. Harris
INDEPENDENT REGISTERED PUBLIC           J. Finley Lee, Jr.
ACCOUNTING FIRM                         Richard L. Morrill
Ernst & Young LLP                       Harris V. Morrissette
312 Walnut Street, Suite 1900           Samuel B. Witt, III
Cincinnati, Ohio 45202

================================================================================

RISK/RETURN SUMMARY
================================================================================

The FBP Value Fund and the FBP Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of the FBP VALUE FUND (the "Value Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP BALANCED FUND (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

FBP VALUE FUND
The Value Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund seeks to achieve its objective through investment in a diversified portfolio of equity securities. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. The Fund will primarily be invested in securities of the largest 1000 companies having operating histories of 10 years or longer.

The Value Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities. The Value Fund may also write covered call options against its portfolio securities that are approaching the top of the Adviser's price expectation for such securities.

FBP BALANCED FUND
The Balanced Fund invests in both equity and fixed income securities. Equity securities, which include common stocks, preferred stocks and securities convertible into common stocks, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation. In an attempt to reduce overall portfolio risk, provide stability, and meet its working capital needs, the Adviser may allocate a portion of the Fund's assets to money market instruments. The Fund may also write covered call options against its portfolio securities that are approaching the top of the Adviser's price expectation for such securities.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below:

                                                    % of Net Assets
                                                    ---------------
                    Equity Securities                   40-75%
                    Fixed Income Securities             25-50%
                    Money Market Instruments             0-35%

At times when fixed income securities and/or money market instruments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as high as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Funds' portfolios may also fluctuate in value in response to the activities and financial prospects of an individual company in the portfolio. The Adviser's method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value based on changes in interest rates or in the creditworthiness of individual issuers. Generally when interest rates rise, the value of the Fund's fixed income securities can be expected to decline. Adverse business and economic developments or proposed corporate transactions could cause an issuer to be unable to pay its principal or interest when due.

The Funds may write covered call options. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

For more information about the Funds' investment strategies and risks, see "Additional Investment Information" in this Prospectus.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year for each of the last 10 calendar years and by showing how the average annual total returns of the Funds compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                                 FBP VALUE FUND

                              [BAR CHART OMITTED]

                                 1999    3.73%
                                 2000   -1.92%
                                 2001   11.38%
                                 2002  -21.71%
                                 2003   31.92%
                                 2004   10.81%
                                 2005    5.85%
                                 2006   17.67%
                                 2007   -7.00%
                                 2008  -42.31%

During the periods shown in the bar chart, the highest return for a quarter was 19.79% during the quarter ended June 30, 2003 and the lowest return for a quarter was -26.26% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 6.59%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                                FBP BALANCED FUND

                               [BAR CHART OMITTED]

                                  1999    5.31%
                                  2000    1.05%
                                  2001    9.92%
                                  2002  -13.72%
                                  2003   24.91%
                                  2004    8.04%
                                  2005    4.16%
                                  2006   13.66%
                                  2007   -2.79%
                                  2008  -30.14%

During the periods shown in the bar chart, the highest return for a quarter was 14.38% during the quarter ended June 30, 2003 and the lowest return for a quarter was -18.32% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 7.31%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008:

The tables below show how each Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP VALUE FUND
                                           ONE YEAR    FIVE YEARS    TEN YEARS
                                           --------    ----------    ---------
Return Before Taxes .....................   -42.31%      -5.83%       -1.42%
Return After Taxes on Distributions .....   -42.50%      -6.57%       -2.04%
Return After Taxes on Distributions
   and Sale of Fund Shares ..............   -27.12%      -4.40%       -1.04%

Standard & Poor's 500 Index(1) (reflects
   no deduction for fees, expenses, or
   taxes) ...............................   -37.00%      -2.19%       -1.38%

FBP BALANCED FUND
                                           ONE YEAR    FIVE YEARS    TEN YEARS
                                           --------    ----------    ---------
Return Before Taxes .....................   -30.14%      -2.78%        0.91%
Return After Taxes on Distributions .....   -30.65%      -3.76%       -0.35%
Return After Taxes on Distributions
   and Sale of Fund Shares ..............   -18.89%      -2.15%        0.54%

Standard & Poor's 500 Index(1) (reflects
   no deduction for fees, expenses, or
   taxes) ...............................   -37.00%      -2.19%       -1.38%

Lipper Balanced Fund Index(2)
    (reflects no deduction for taxes) ...   -26.18%       0.12%        1.53%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.
(2) The Lipper Balanced Fund Index represents the average return of the 30 largest funds in the Lipper Balanced Funds category. These funds aim to conserve principal by maintaining, at all times, a balanced portfolio of at least 50% in equity securities and at least 25% in fixed income securities.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                            Value       Balanced
                                                            Fund          Fund
                                                           ------        ------
Management Fees......................................       0.70%         0.70%
Administrator's Fees.................................       0.17%         0.14%
Other Expenses.......................................       0.31%         0.21%
Acquired Fund Fees and Expenses*.....................       0.00%         0.01%
                                                           ------        ------
Total Annual Fund Operating Expenses**...............       1.18%         1.06%
                                                           ======        ======

* Acquired Fund Fees and Expenses are the fees incurred indirectly by the Funds as a result of their investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

** The Adviser currently intends to waive Management Fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Value Fund and the Balanced Fund to 1.07% and 1.00%, respectively, of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          Value         Balanced
                                           Fund           Fund
                                          -------       -------
              l Year..................    $   120       $   108
              3 Years.................        375           337
              5 Years.................        649           585
              10 Years................      1,432         1,294

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVES

The investment objective of the FBP VALUE FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Value Fund's primary objective.

The investment objective of the FBP BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT STRATEGIES

The concept of value investing used in both the Value Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such investment will usually be the equity securities of domestic, established companies.

The Adviser believes that the securities of well managed companies that may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies that are favored by most investors because of actual or anticipated favorable developments.

The reason, in the Adviser's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

      o the anticipated price appreciation has been achieved or is no longer probable;

      o     alternate investments offer superior total return prospects; or

      o     the risk of decline in market value is increased.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with moderate risk.

The Value Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of the largest 1000 companies having operating histories of 10 years or longer. In determining whether an equity security is undervalued, the Adviser considers, among other things:

      o valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Adviser;

      o analysis of the fundamentals of a business including financial flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

      o     Wall Street sentiment and largest institutional holders; and

      o information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

In order to implement the Funds' investment strategies, the Adviser invests the Value Fund's portfolio and the equity portion of the Balanced Fund's portfolio as follows:

Newly purchased securities are generally considered to be significantly undervalued by the Adviser. Such securities will be of companies that the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as favor within the investment community, within a typical time frame of 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be: favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest through reported large block purchase transactions, and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by each Fund. These once undervalued issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations, including mortgage-backed U.S. Government obligations. The Balanced Fund will generally invest in obligations that mature in 1 to 10 years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected to be in a declining trend, in which case maturities may be extended longer.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch") or, if not rated, of equivalent quality in the opinion of the Adviser. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Debt obligations that are acquired for their capital appreciation potential may be of companies and/or industries at the low point of their business cycle whose quality ratings have often been downgraded by a rating service, generally resulting in reduced prices for such obligations. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading when it believes that the company's financial condition (and therefore its quality ratings) will improve. Such downgraded securities will usually be rated less than A by the ratings services.

The Adviser expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from their date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes.

At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's, S&P or Fitch or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's, S&P or Fitch or, if not so rated, will be of equivalent quality in the Adviser's opinion.

OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified "strike price" by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS

To the extent that the Value Fund's portfolio is fully invested in equity securities, and a significant portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security). Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies selected by the Adviser will never regain a favorable position in the market. Investments in undervalued companies may underperform other types of investments, such as growth investments, when a growth style of investing is in favor with the market. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. The value of the Balanced Fund's fixed income securities is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

The value of the Balanced Fund's fixed income securities is also dependent on the creditworthiness of an issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay its principal and interest when due. Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The rating of a debt obligation represents the rating agency's opinion as to credit quality, but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer. The Fund may also be subject to liquidity risk, which is the risk that a security could not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Balanced Fund or to the Fund's shares. Mortgage-backed U.S. Government obligations are subject to certain risks, including the risk that payments from the pool of loans underlying a mortgage-backed obligation may not be enough to meet the monthly payments of the mortgage-backed obligation. Mortgage-backed obligations are also subject to the risk that prepayments or foreclosures will shorten the life of the pool of mortgages underlying the securities and will affect the average life of the mortgage-backed obligation.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the "Administrator") toll-free 1-866-738-1127, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

The  minimum  initial   investment  in  the  Funds  is  $5,000,  or  $1,000  for
tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares will be purchased at a Fund's net asset value ("NAV") next determined after your order is received by the Administrator in proper form as indicated herein. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' Account Application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR  MAIL  ORDERS.   Please  complete  and  sign  the  Account   Application
accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

                  The Flippin, Bruce & Porter Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1127 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For FBP Funds #0199456740
      For either    FBP Value Fund or
                    FBP Balanced Fund
      For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1127 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund offering shares for sale in your state of residence. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment returns; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transaction in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

                  The Flippin, Bruce & Porter Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.


Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Funds by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter with your new redemption instructions to the Administrator.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing to the Administrator.

REDEMPTIONS IN KIND. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted as Portfolio Manager since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985. The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. During the fiscal year ended March 31, 2009, the Value Fund and the Balanced Fund paid investment advisory fees (after fee waivers) equal to 0.59% and 0.65%, respectively, of average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Funds (excluding Acquired Fund Fees and Expenses) to 1.07% per annum of the Value Fund's average daily net assets and 1.00% per annum of the Balanced Fund's average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and such annual expenses of the Value Fund and the Balanced Fund may therefore exceed 1.07% and 1.00%, respectively, of average daily net assets.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2009.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                 FBP VALUE FUND


SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                      YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009            2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    20.99     $    27.30     $    26.60     $    25.73     $    24.86
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .................         0.27           0.32           0.33           0.32           0.29
   Net realized and unrealized gains
      (losses) on investments ............        (8.98)         (4.43)          2.71           2.70           0.86
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........        (8.71)         (4.11)          3.04           3.02           1.15
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.26)         (0.32)         (0.33)         (0.32)         (0.28)
   Distributions from net realized gains .           --          (1.68)         (2.01)         (1.83)            --
   Return of capital .....................           --          (0.20)            --             --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.26)         (2.20)         (2.34)         (2.15)         (0.28)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...........   $    12.02     $    20.99     $    27.30     $    26.60     $    25.73
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................      (41.78%)       (16.33%)        11.57%         12.03%          4.65%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   20,605     $   43,072     $   60,233     $   59,611     $   61,212
                                             ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets ....................        1.07%(b)       1.01%          1.01%          1.01%          1.00%

Ratio of net investment income to
   average net assets ....................        1.59%          1.21%          1.19%          1.17%          1.17%

Portfolio turnover rate ..................          16%            26%            16%            15%            15%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.18% for the year ended March 31, 2009.

                                FBP BALANCED FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                     YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    15.84     $    18.95     $    18.39     $    18.06     $    18.40
                                             ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income .................         0.32           0.38           0.37           0.33           0.29
   Net realized and unrealized
      gains (losses) on investments ......        (4.89)         (2.01)          1.39           1.22           0.28
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........        (4.57)         (1.63)          1.76           1.55           0.57
                                             ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net
      investment income ..................        (0.30)         (0.39)         (0.37)         (0.32)         (0.30)
   Distributions from net realized gains .           --          (1.02)         (0.83)         (0.90)         (0.61)
   Return of capital .....................           --          (0.07)            --             --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.30)         (1.48)         (1.20)         (1.22)         (0.91)
                                             ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ...........   $    10.97     $    15.84     $    18.95     $    18.39     $    18.06
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................      (29.15%)        (9.27%)         9.70%          8.81%          3.20%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   34,199     $   54,995     $   66,358     $   62,781     $   61,466
                                             ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets ....................        1.00%(b)       0.96%          0.97%          0.99%          0.96%

Ratio of net investment income to
   average net assets ....................        2.36%          2.05%          1.95%          1.75%          1.62%

Portfolio turnover rate ..................          24%            29%            17%            24%            17%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.05% for the year ended March 31, 2009.

================================================================================
CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.
================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.fbpinc.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

ACCOUNT APPLICATION

DO  NOT  USE  THIS  APPLICATION  TO  ESTABLISH  AN
INDIVIDUAL RETIREMENT ACCOUNT.

PLEASE PRINT CLEARLY ALL ITEMS EXCEPT SIGNATURE.
                                                              [LOGO OMITTED]
TO AVOID HAVING YOUR APPLICATION RETURNED,  PLEASE                 THE
BE SURE TO COMPLETE STEPS 1, 2 & 7.                      FLIPPIN, BRUCE & PORTER
                                                                  FUNDS
RETURN COMPLETED FORM WITH PAYMENT TO THE FUND:

P.O. BOX 46707, CINCINNATI, OHIO 45246-0707

OVERNIGHT:   225   PICTORIA   DRIVE,   SUITE  450,
CINCINNATI, OHIO 45246

FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL US AT
1-866-738-1127.
================================================================================
--------------------------------------------------------------------------------
STEP 1:     ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
1A.   CHECK ONE

|_|   Individual        |_|   JOINT ACCOUNT (CANNOT BE A MINOR)
                              Joint owners have rights of survivorship, unless state laws regarding community property apply.

________________________________________________________________________________
OWNER'S LEGAL NAME

________________________________________________________________________________
OWNER'S SOCIAL SECURITY ID NUMBER               OWNER'S DATE OF BIRTH

________________________________________________________________________________
JOINT OWNER'S NAME (IF APPLICABLE)

________________________________________________________________________________
JOINT OWNER'S SOCIAL SECURITY ID NUMBER         JOINT OWNER'S DATE OF BIRTH

|_|   TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      Please attach a copy of the appropriate bylaws, articles of incorporation, resolutions or trust documents establishing authority to open this account and the existence of the entity.


________________________________________________________________________________
NAME OF TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY

________________________________________________________________________________
TAXPAYER IDENTIFICATION NUMBER                  TRUST DATE

________________________________________________________________________________
NAME OF TRUSTEE(S) OR AUTHORIZED INDIVIDUAL(S)

________________________________________________________________________________
DATE OF BIRTH FOR TRUSTEE(S) OR AUTHORIZED INDIVIDUAL(S)

________________________________________________________________________________
SOCIAL SECURITY ID NUMBER OF TRUSTEE(S) OR AUTHORIZED INDIVIDUAL(S)


|_|   GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

_____________________________________________________________ as a custodian for
CUSTODIAN'S NAME (ONLY ONE PERMITTED)

__________________________________________________ under the ________ UGMA/UTMA.
MINOR'S NAME (ONLY ONE PERMITTED)                             STATE

________________________________________________________________________________
MINOR'S SOCIAL SECURITY NUMBER                  MINOR'S DATE OF BIRTH

________________________________________________________________________________
CUSTODIAN'S SOCIAL SECURITY NUMBER              CUSTODIAN'S DATE OF BIRTH

1B.   MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________________
NUMBER AND STREET OR P.O. BOX

________________________________________________________________________________
CITY                                            STATE                   ZIP

(     )                                         (     )
________________________________________________________________________________
TELEPHONE NUMBER                                FAX NUMBER

________________________________________________________________________________
E-MAIL ADDRESS

1C.   LEGAL ADDRESS (PHYSICAL ADDRESS)
      ONLY NEEDED IF DIFFERENT FROM MAILING ADDRESS, NO P.O. BOXES

________________________________________________________________________________
NUMBER AND STREET

________________________________________________________________________________
CITY                                            STATE                   ZIP

--------------------------------------------------------------------------------
STEP 2:     INITIAL INVESTMENT
--------------------------------------------------------------------------------

Indicate the amount and enclose a check made payable to The FBP Funds for the total investment. (Minimum initial investment: $5,000)

                                                           Amount

FBP Value Fund                                    $_______________________

FBP Balanced Fund                                 $_______________________

The Fund does not accept cash, drafts, "starter checks," travelers checks, credit card checks, third party checks, post-dated checks, and non U.S. Financial Institution checks, cashier's checks under $10,000 or money orders.

Please call 1-866-738-1127 for wire instructions if you wish to purchase shares by wire.

--------------------------------------------------------------------------------
STEP 3:     DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

                        DISTRIBUTION METHOD               PAYMENT METHOD
                        -------------------               --------------

                    REINVEST        WITHDRAWAL*       ACH**            CHECK
CAPITAL GAINS         |_|      or       |_|            |_|      or      |_|
DIVIDENDS             |_|      or       |_|            |_|      or      |_|
                  *MUST CHOOSE A PAYMENT METHOD      **SENT TO BANK ACCOUNT
                                                        LISTED IN STEP 6

--------------------------------------------------------------------------------
STEP 4:     DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

PLEASE SEND DUPLICATE STATEMENTS AND CONFIRMATIONS TO AN ADDRESS OTHER THAN THAT LISTED IN SECTION 1B (OPTIONAL):

________________________________________________________________________________
NAME

________________________________________________________________________________
COMPANY NAME

________________________________________________________________________________
STREET ADDRESS OR P.O. BOX

________________________________________________________________________________
CITY                                            STATE                   ZIP

--------------------------------------------------------------------------------
STEP 5:     ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.   SPECIAL PLAN OPTIONS

AUTOMATIC INVESTMENT PLAN*          |_| Yes       |_| No
      PERMITS YOU TO AUTOMATICALLY INVEST IN YOUR FUND ACCOUNT THROUGH YOUR BANK ACCOUNT (YOU MUST COMPLETE STEP 6.) PLEASE INDICATE THE AMOUNT AND
      INTERVAL (MONTHLY ON THE 15TH, THE LAST DAY OF EACH MONTH OR BOTH.) MINIMUM REQUIREMENT OF $100 FOR EACH MONTHLY INVESTMENT.

SYSTEMATIC WITHDRAWAL PLAN*         |_| Yes        |_| No
      PLEASE REDEEM SUFFICIENT SHARES FROM THIS ACCOUNT AT THE THEN CURRENT NET ASSET VALUE, IN ACCORDANCE WITH THE INSTRUCTIONS BELOW. (SUBJECT TO A MINIMUM $100 PER DISTRIBUTION)

PLEASE MAKE MY AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL ON:
|_| the last business day of each month
|_| the 15th day of each month
|_| both the 15th and last business day

DOLLAR AMOUNT $_____________________________

WITHDRAWAL PROCEEDS SENT BY:
      |_|   Check             |_| (ACH) Automated Clearing House
If ACH, you must complete bank information in Step 6.

* THIS PLAN INVOLVES CONTINUOUS INVESTMENT, REGARDLESS OF SHARE PRICE LEVELS, AND DOES NOT ASSURE A PROFIT OR PROTECT AGAINST A LOSS IN DECLINING MARKETS.

5B.   REDEMPTION OPTION

BY ELECTRONIC TRANSFER (TO YOUR BANK ACCOUNT)   |_| Yes       |_| Decline

      If yes, you must complete bank information in Step 6 and select method of transfer.
      |_| (ACH) Automated Clearing House or |_| WIRE ($5,000 minimum)

--------------------------------------------------------------------------------
STEP 6:     ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

     ATTACH             BY  ATTACHING A VOIDED  CHECK OR DEPOSIT  SLIP BELOW AND
      YOUR              SIGNING STEP 7 I AUTHORIZE  CREDITS/DEBITS  TO/FROM THIS
     VOIDED             BANK  ACCOUNT IN  CONJUNCTION  WITH THE ACCOUNT  OPTIONS
     CHECK              SELECTED.   I  UNDERSTAND   FOR  THE  SELECTED   OPTIONS
       OR               INVOLVING WIRE TRANSACTIONS,  MY BANK MAY CHARGE ME WIRE
     DEPOSIT            FEES.  I AGREE  THAT THE FUND  AND ITS  AGENTS  MAY MAKE
      SLIP              ADDITIONA  ATTEMPTS  TO  DEBIT/CREDIT  MY ACCOUNT IF THE
      HERE              INITIAL  ATTEMPT FAILS AND THAT I WILL BE LIABLE FOR ANY
                        ASSOCIATED  COSTS.  ALL ACCOUNT  OPTIONS  SELECTED SHALL
   We cannot            BECOME PART OF THE TERMS, REPRESENTATIONS AND CONDITIONS
establish these         OF THIS APPLICATION.
    services
  without it.           ________________________________________________________
                        SIGNATURE(S) OF DEPOSITOR (IF DIFFERENT FROM SIGNATURE
                        IN STEP 7)

                        ________________________________________________________
                        SIGNATURE OF DESIGNATED CO-BANK ACCOUNT OWNER

                        THIS IS A  |_| CHECKING ACCOUNT  |_| SAVINGS ACCOUNT

Account Name ___________________________________________

Bank Name ______________________________________________

Bank Address ___________________________________________

Routing # _______________________________ Account # ____________________________

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 7:     SIGNATURE AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:
o I have received and read the current prospectus of The FBP Funds (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.
o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions, provided that they have exercised due care to determine that the instructions are genuine.
o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.    I am a U.S. person (including a U.S. resident alien).
2.    The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                       EACH ACCOUNT OWNER MUST SIGN HERE


________________________________________________________________________________
SIGNATURE OF OWNER, TRUSTEE, CUSTODIAN OR AUTHORIZED INDIVIDUAL           DATE

________________________________________________________________________________
SIGNATURE OF JOINT OWNER, CO-TRUSTEE OR AUTHORIZED INDIVIDUAL             DATE
--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8:     INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).


________________________________________________________________________________
BROKER/DEALER FIRM NAME DEALER #                     BRANCH NAME

________________________________________________________________________________
REPRESENTATIVE'S NAME   REP #       BRANCH #         REP TELEPHONE NUMBER

________________________________________________________________________________
REP OFFICE STREET ADDRESS                            REP OFFICE CITY/STATE/ZIP


________________________________________________________________________________
AUTHORIZED SIGNATURE (REGISTERED REPRESENTATIVE)
________________________________________________________________________________

              PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                                  THE FBP FUNDS
                                 P.O. BOX 46707
                           CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-866-738-1127.

================================================================================


                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              No-Load Mutual Funds


                                   Prospectus

                                 August 1, 2009

                                 [LOGO OMITTED]
                                    LEAVELL
                     ======== INVESTMENT MANAGEMENT ========
                     Trusted Investment Solutions Since 1979


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

================================================================================

TABLE OF CONTENTS
================================================================================

Risk/Return Summary.........................................................   3
Synopsis of Costs and Expenses..............................................  12
How to Purchase Shares......................................................  13
How to Redeem Shares........................................................  16
How Net Asset Value is Determined...........................................  18
Management of the Funds.....................................................  19
Dividends, Distributions and Taxes..........................................  21
Additional Investment Information ..........................................  24
Financial Highlights........................................................  27
Customer Privacy Policy.....................................................  31
For Additional Information.........................................   back cover

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                              No-Load Mutual Funds

INVESTMENT ADVISER                      INDEPENDENT REGISTERED PUBLIC
Leavell Investment                      ACCOUNTING FIRM
Management, Inc.                        Ernst & Young LLP
Post Office Box 1307                    312 Walnut Street, Suite 1900
Mobile, Alabama 36633                   Cincinnati, Ohio 45202
www.leavellinvestments.com
                                        LEGAL COUNSEL
ADMINISTRATOR                           Sullivan & Worcester LLP
Ultimus Fund Solutions, LLC             One Post Office Square
P.O. Box 46707                          Boston, Massachusetts 02109
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1125              BOARD OF TRUSTEES
                                        Austin Brockenbrough, III
CUSTODIAN                               John T. Bruce
U.S. Bank, N.A.                         Charles M. Caravati, Jr.
425 Walnut Street                       Robert S. Harris
Cincinnati, Ohio 45202                  J. Finley Lee, Jr.
                                        Richard L. Morrill
                                        Harris V. Morrissette
                                        Samuel B. Witt, III

================================================================================

RISK/RETURN SUMMARY
================================================================================

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing primarily in common stocks.

The investment objective of THE GOVERNMENT STREET MID-CAP FUND is to seek capital appreciation. The Fund will seek to attain its objective by investing primarily in common stocks of mid-cap companies.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks and shares of exchange traded funds ("ETFs") that invest primarily in common stocks. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The  selection  process  begins  with a stock list of  approximately  550 common
stocks.   This  list   includes  all  stocks  in  the  S&P  500  plus   "special
consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into economic sectors using the economic sector weightings of the S&P 500 as benchmarks. These ten sectors are the basis for the diversification that is inherent in the portfolio.

The Equity Fund may invest up to 25% of its net assets in ETFs if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday.

The Equity Fund may invest up to 25% of its net assets in foreign issuers in the form of American Depositary Receipts ("ADRs") or through investments in ETFs that invest primarily in foreign companies. ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ETFs that invest primarily in foreign companies may include regional and/or country specific ETFs, as well as emerging market ETFs. The Equity Fund will invest in foreign issuers when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

The Equity Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

The performance of the Equity Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser's criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

THE GOVERNMENT STREET MID-CAP FUND

The Mid-Cap Fund's portfolio consists primarily of the common stocks of medium capitalization companies that are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies and shares of exchange traded funds that invest primarily in common stocks of mid-cap companies. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of $500 million to $8 billion at the time of purchase. The market capitalization of the companies in the Fund's portfolio changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.

The Mid-Cap Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks that the Adviser deems appropriate for the Fund's portfolio. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into 10 economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

The Mid-Cap Fund may invest up to 25% of its net assets in exchange traded funds ("ETFs") if the Adviser believes it is advisable to adjust the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. The Mid-Cap Fund may also invest in foreign issuers in the form of ADRs or through investments in ETFs that invest primarily in foreign companies.

The performance of the Mid-Cap Fund and its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated and re-balanced periodically. A security may be sold when it no longer meets the Adviser's criteria for investment, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily (at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The securities in The Alabama Tax Free Bond Fund's portfolio will be rated at the time of purchase in the 3 highest rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or unrated municipal securities that the Adviser determines are of comparable quality. Under normal circumstances, the Fund's weighted average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based upon the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. In the event that the rating of a security held by The Alabama Tax Free Bond Fund is downgraded and is no longer rated among the 3 highest rating categories by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. A security may also be sold due to changes in market conditions or changes in the Adviser's interest rate forecasts or outlook. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND/THE GOVERNMENT STREET MID-CAP FUND

STOCK MARKET AND SECURITY SELECTION RISKS. The return on and value of an investment in the Funds will fluctuate in response to stock market movements. A Fund's portfolio may also fluctuate in value in response to the activities and financial prospects of an individual company in the portfolio. Stocks and other equity securities are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

The Adviser's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

MEDIUM-SIZED COMPANY RISKS. While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

EXCHANGE TRADED FUND RISKS. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF's shares may trade at a discount to its net asset value, or that an active trading market for an ETF's shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When a Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

FOREIGN SECURITIES RISKS. ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investment in foreign securities involves risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries.

THE GOVERNMENT STREET EQUITY FUND

EMERGING MARKETS RISKS. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Emerging market countries may have economic structures that are generally less diverse and mature than the economies of developed countries and may have unstable governments that are subject to sudden change. The markets of developing countries may have more frequent and larger price changes than those of developed countries.

COMMODITIES MARKET RISKS. Investing in instruments whose performance is linked to the price of an underlying commodity or commodity index exposes the Fund to the risks of investing in physical commodities. These risks include regulatory, economic, monetary and political developments, weather events and natural disasters, import controls and worldwide competition, exploration and production spending, tax and other governmental regulations and market disruptions. Commodity prices may have greater volatility than investments in traditional securities.

THE ALABAMA TAX FREE BOND FUND

MUNICIPAL SECURITIES RISKS. The return on and value of an investment in The Alabama Tax Free Bond Fund will fluctuate with changes in interest rates or changes in the creditworthiness of an individual issuer. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. Securities with longer maturities generally are more sensitive to interest rate changes than shorter-term securities. The value of the Fund's portfolio securities is also dependent on the creditworthiness of an issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to pay its principal or interest when due. The Fund may also be subject to liquidity risk, which is the risk that a security can not be sold at an advantageous time or price, due to a security downgrade or adverse conditions within the municipal market. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. As a result, there is a risk that you could lose money by investing in the Fund.

CONCENTRATION AND NON-DIVERSIFICATION RISKS. Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. The Fund may also invest a relatively high percentage of its assets in municipal securities issued by entities having similar characteristics, which may make the Fund more sensitive to economic, political or regulatory occurrences.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

For more information about the Funds' investment strategies and risks, see "Additional Investment Information" in this Prospectus.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year for each of the last 10 calendar years (or, if shorter, the period of the Fund's operations) and by showing how the average annual total returns of the Funds compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                        THE GOVERNMENT STREET EQUITY FUND

                               [BAR CHART OMITTED]

                                 1999     17.71%
                                 2000     -3.83%
                                 2001    -13.01%
                                 2002    -21.30%
                                 2003     28.11%
                                 2004      9.28%
                                 2005      5.00%
                                 2006      9.28%
                                 2007      7.58%
                                 2008    -36.57%


During the periods shown in the bar chart, the highest return for a quarter was 14.91% during the quarter ended June 30, 2003 and the lowest return for a quarter was -23.09% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 3.28%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       THE GOVERNMENT STREET MID-CAP FUND

                               [BAR CHART OMITTED]

                                 2004     13.55%
                                 2005     13.99%
                                 2006      5.60%
                                 2007     11.42%
                                 2008    -32.46%

During the periods shown in the bar chart, the highest return for a quarter was 8.92% during the quarter ended December 31, 2004 and the lowest return for a quarter was -21.67% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 7.07%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                         THE ALABAMA TAX FREE BOND FUND

                               [BAR CHART OMITTED]

                                 1999     -0.98%
                                 2000      8.19%
                                 2001      4.36%
                                 2002      8.42%
                                 2003      3.23%
                                 2004      1.63%
                                 2005      0.93%
                                 2006      2.65%
                                 2007      4.04%
                                 2008      3.86%

During the periods shown in the bar chart, the highest return for a quarter was 3.88% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.78% during the quarter ended June 30, 2004.

The Fund's 2009 year-to-date return through June 30, 2009 is 2.10%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                                DECEMBER 31, 2008

The tables below show how each Fund's average annual total returns compare with those of broad measures of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THE GOVERNMENT STREET EQUITY FUND

                                                  One Year    Five Years      Ten Years
----------------------------------------------------------------------------------------------
Return Before Taxes ............................   -36.57%      -3.07%          -1.62%
Return After Taxes on Distributions ............   -36.82%      -3.70%          -2.06%
Return After Taxes on Distributions
   and Sale of Fund Shares .....................   -23.27%      -2.32%          -1.27%
STANDARD & POOR'S 500 INDEX(1) (reflects no
   deduction for fees, expenses, or taxes) .....   -37.00%      -2.19%          -1.38%

THE GOVERNMENT STREET MID-CAP FUND
                                                                                Since
                                                                              Inception
                                                  One Year    Five Years  (November 17, 2003)
----------------------------------------------------------------------------------------------
Return Before Taxes ............................   -32.46%        0.56%          0.97%
Return After Taxes on Distributions ............   -32.65%        0.03%          0.45%
Return After Taxes on Distributions
   and Sale of Fund Shares .....................   -20.77%        0.52%          0.87%
STANDARD & POOR'S MID-CAP 400 INDEX(2)
   (reflects no deduction for fees, expenses,
   or taxes) ...................................   -36.23%       -0.08%          0.75%

THE ALABAMA TAX FREE BOND FUND
                                                  One Year    Five Years      Ten Years
----------------------------------------------------------------------------------------------
Return Before Taxes ............................     3.86%        2.62%          3.60%
Return After Taxes on Distributions ............     3.86%        2.61%          3.59%
Return After Taxes on Distributions
   and Sale of Fund Shares .....................     3.72%        2.71%          3.61%
BARCLAYS CAPITAL 7-YEAR MUNICIPAL BOND INDEX(3)
   (reflects no deduction for fees, expenses,
   or taxes) ...................................     4.59%        3.69%          4.80%
BARCLAYS CAPITAL 3-YEAR MUNICIPAL BOND INDEX(4)
   (reflects no deduction for fees, expenses,
   or taxes) ...................................     5.53%        3.23%          4.02%
LIPPER INTERMEDIATE MUNICIPAL FUND INDEX(5)
   (reflects no deduction for taxes) ...........    -2.27%        1.91%          3.39%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.
(2) The Standard & Poor's MidCap 400 Index is a widely recognized, unmanaged index of common stock prices of 400 medium-sized U.S. companies.
(3) The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index generally representative of 7-year tax-exempt municipal bonds.
(4) The Barclays Capital 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt municipal bonds.
(5) The Lipper Intermediate Municipal Fund Index represents the average return of the 30 largest funds in the Lipper Intermediate Municipal Funds category.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                    THE             THE             THE
                                GOVERNMENT      GOVERNMENT        ALABAMA
                                  STREET          STREET         TAX FREE
                                EQUITY FUND    MID-CAP FUND      BOND FUND
--------------------------------------------------------------------------------
Management Fees................    0.60%           0.75%*          0.35%*
Administrator's Fees...........    0.13%           0.18%           0.16%
Other Expenses.................    0.18%           0.31%           0.28%
Acquired Fund Fees
   and Expenses**..............    0.03%           0.00%           0.01%
                                  ------          ------          ------
Total Annual Fund
   Operating Expenses..........    0.94%           1.24%           0.80%
                                  ======          ======          ======

* The Adviser currently intends to limit the Management Fees it receives from The Government Street Mid-Cap Fund to 0.65% of such Fund's average net assets. The Adviser currently intends to waive Management Fees from The Alabama Tax Free Bond Fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of such Fund to 0.65% of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.

** Acquired Fund Fees and Expenses are the fees incurred indirectly by the Funds as a result of their investments during the most recent fiscal year in investment companies and other pooled investment vehicles. Acquired Fund Fees and Expenses for The Government Street Mid-Cap Fund have been included under the caption "Other Expenses" because they were less than 0.01% during the most recent fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    THE             THE             THE
                                GOVERNMENT      GOVERNMENT        ALABAMA
                                  STREET          STREET         TAX FREE
                                EQUITY FUND    MID-CAP FUND      BOND FUND
--------------------------------------------------------------------------------
1 year.........................   $   96          $  126          $   82
3 years........................      300             393             255
5 years........................      520             681             444
10 years.......................    1,155           1,500             990

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the "Administrator") toll-free 1-866-738-1125, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

The  minimum  initial   investment  in  the  Funds  is  $5,000,  or  $1,000  for
tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares will be purchased at a Fund's net asset value ("NAV") next determined after your order is received by the Administrator in proper form as indicated herein. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' Account Application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR  MAIL  ORDERS.   Please  complete  and  sign  the  Account   Application
accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

                      The Government Street Funds
                      c/o Shareholder Services
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1125 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

      US Bank, N.A.
      ABA# 042000013
      For The Government Street Funds #0199456682
      For [Name of Fund]
      For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1125 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment returns; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transactions in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

                  The Government Street Funds
                  c/o Shareholder Services
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Funds by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter with your new redemption instructions to the Administrator.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing to the Administrator.

REDEMPTIONS IN KIND. Each Fund may redeem its shares by payment in kind when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust's procedures, may authorize payment to be made in portfolio securities or other property of the Funds. A redemption in kind will consist of securities equal in market value to your shares. It is the Adviser's intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. The Adviser may determine to discontinue this practice at any time without notice to shareholders.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m. Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Equity Fund and the Mid-Cap Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.
Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Leavell Investment Management, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is P.O. Box 1307, Mobile, Alabama 36633.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as Portfolio Manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million. During the fiscal year ended March 31, 2009, the Equity Fund paid investment advisory fees equal to 0.60% of the Fund's average daily net assets.

THE GOVERNMENT STREET MID-CAP FUND

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's four Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible are:

o Thomas W. Leavell -- responsible for Healthcare sector. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

o Timothy S. Healey -- responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

o Michael J. Hofto -- responsible for Consumer Discretionary sector. Mr. Hofto is a Vice President and the Chief Financial Officer of the Adviser and has served as a Portfolio Manger of the Mid-Cap Fund since May 2008. He joined the Adviser in September 2007, prior to which he was President and Chief Executive Officer of Saunders Engine & Equipment Company Inc. He holds a B.S. degree in Chemical Engineering from Virginia Polytechnic Institute & State University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. During the fiscal year ended March 31, 2009, the Mid-Cap Fund paid investment advisory fees (after fee waivers) equal to 0.62% of the Fund's average daily net assets. The Adviser currently intends to limit the investment advisory fees it receives from the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is an Executive Vice President of the Adviser and has been a Portfolio Manager with the firm since 1986. He holds a B.S. degree in Finance from the University of Alabama.

Compensation of the Adviser with respect to The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. During the fiscal year ended March 31, 2009, The Alabama Tax Free Bond Fund paid investment advisory fees (after fee waivers) equal to 0.21% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and such annual expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

FOR MORE INFORMATION. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds they manage.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2009.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Alabama Tax Free Bond Fund expects that distributions will consist primarily of net investment income. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Funds, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on municipal obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

ALL FUNDS

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND/THE GOVERNMENT STREET MID-CAP FUND

COVERED CALL OPTIONS. The Equity Fund and the Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund's use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds' use of covered calls will be very limited in scope.

EXCHANGE TRADED FUNDS. To participate in various markets and market sectors, the Funds may invest in shares of exchange traded funds ("ETFs"). The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (for example, the S&P 500 Index and the S&P 400 MidCap Index, etc.) and market sector indexes (for example, healthcare indexes, utilities indexes, real estate indexes, commodity indexes, etc.), particularly since ETFs may be bought and sold like stocks -- at any time the applicable stock exchange is open for trading. When a Fund invests in ETFs, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell

ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs tracking indexes representing a general market, industry sectors or market capitalization sectors. Each Fund does not presently intend to invest more than 25% of its net assets in ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (1) the market price of an ETF's shares may trade at a discount to its NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. In addition, due to legal limitations, a Fund may be prevented from purchasing more than 3% of an ETF's outstanding shares unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund, and (ii) the ETF and the Fund take appropriate steps to comply with any condition in such order.

TEMPORARY DEFENSIVE MEASURES. Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(1) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch"), or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(2) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Fitch or Aaa, Aa or A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although  the  Fund  normally  invests   substantially  all  of  its  assets  in
obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Adviser will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which are subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations that are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The rating of a municipal obligation represents the rating agency's opinion as to credit quality, but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer.

TEMPORARY DEFENSIVE MEASURES. As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Bond Fund may be held in cash or invested in taxable short-term obligations. These may include:

(1) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(2) Commercial paper that is rated A-1 or A-2 by S&P or Fitch, or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets
      (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                      YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    44.76     $    48.37     $    52.42     $    47.11     $    46.10
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .................         0.55           0.57           0.48           0.50           0.50
   Net realized and unrealized gains
      (losses) on investments ............       (18.07)         (2.12)          2.90           5.31           1.01
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations. ........       (17.52)         (1.55)          3.38           5.81           1.51
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.52)         (0.57)         (0.48)         (0.50)         (0.50)
   Distributions from net realized gains .           --          (1.31)         (6.95)            --             --
   Return of capital .....................           --          (0.18)            --             --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.52)         (2.06)         (7.43)         (0.50)         (0.50)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...........   $    26.72     $    44.76     $    48.37     $    52.42     $    47.11
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................      (39.43%)        (3.51%)         7.04%         12.39%          3.27%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   37,656     $   67,267     $   87,757     $  107,243     $  132,922
                                             ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets ..        0.91%          0.84%          0.84%          0.78%          0.76%

Ratio of net investment income to
   average net assets ....................        1.47%          1.12%          0.96%          0.95%          1.08%

Portfolio turnover rate ..................          35%            12%            15%            17%            13%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    12.28     $    13.13     $    13.71     $    11.30     $    10.33
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .................         0.05           0.03           0.04           0.05           0.01
   Net realized and unrealized gains
      (losses) on investments ............        (3.82)         (0.53)          0.45           2.38           0.97
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations. ........        (3.77)         (0.50)          0.49           2.43           0.98
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.05)         (0.05)         (0.05)         (0.02)         (0.01)
   In excess of net investment income ....        (0.00)(a)         --             --             --             --
   Distributions from net realized gains          (0.00)(a)      (0.30)         (1.02)            --          (0.00)(a)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.05)         (0.35)         (1.07)         (0.02)         (0.01)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...........   $     8.46     $    12.28     $    13.13     $    13.71     $    11.30
                                             ==========     ==========     ==========     ==========     ==========

Total return(b) ..........................      (30.65%)        (3.99%)         3.83%         21.51%          9.47%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   21,522     $   31,424     $   33,961     $   37,619     $   32,025
                                             ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets(c) .................        1.10%          1.10%          1.10%          1.10%          1.10%

Ratio of net investment income to
   average net assets ....................        0.47%          0.25%          0.26%          0.37%          0.14%

Portfolio turnover rate ..................          14%            11%            11%            28%             6%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.23%, 1.12%, 1.12%, 1.11% and 1.23% for the years ended March 31, 2009, 2008, 2007,
      2006 and 2005, respectively.

THE ALABAMA TAX FREE BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                      YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    10.50     $    10.39     $    10.40     $    10.55     $    10.90
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .................         0.35           0.36           0.36           0.34           0.35
   Net realized and unrealized gains
      (losses) on investments ............         0.04           0.12          (0.01)         (0.15)         (0.36)
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........         0.39           0.48           0.35           0.19          (0.01)
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.35)         (0.36)         (0.36)         (0.34)         (0.34)
   Distributions from net realized gains .        (0.00)(c)      (0.01)            --             --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.35)         (0.37)         (0.36)         (0.34)         (0.34)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year.. .........   $    10.54     $    10.50     $    10.39     $    10.40     $    10.55
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................        3.80%          4.66%          3.38%          1.80%         (0.06%)
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   28,358     $   25,426     $   25,968     $   26,182     $   34,525
                                             ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets(b) .................        0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income to
   average net assets ....................        3.36%          3.46%          3.44%          3.25%          3.21%

Portfolio turnover rate ..................           8%             6%            15%             5%             4%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.79%, 0.78%, 0.76%, 0.73% and 0.69% for the years ended March 31, 2009, 2008, 2007,
      2006 and 2005, respectively.

(c)   Amount rounds to less than $0.01 per share.

                      This page intentionally left blank.

--------------------------------------------------------------------------------

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website www.leavellinvestments.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

--------------------------------------------------------------------------------

                                       THE
                                    JAMESTOWN
                                      FUNDS

                              NO-LOAD MUTUAL FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                   PROSPECTUS

                                 AUGUST 1, 2009

                               Investment Advisor
                       Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

   These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission
   passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================

Risk/Return Summary .......................................................    3
Synopsis of Costs and Expenses ............................................   12
Additional Investment Information .........................................   13
How to Purchase Shares ....................................................   21
How to Redeem Shares ......................................................   24
How Net Asset Value is Determined .........................................   26
Management of the Funds ...................................................   27
Dividends, Distributions and Taxes ........................................   29
Financial Highlights ......................................................   31
Customer Privacy Policy ...................................................   35
For Additional Information ........................................   back cover

--------------------------------------------------------------------------------

                               THE JAMESTOWN FUNDS

INVESTMENT ADVISOR                      BOARD OF TRUSTEES
Lowe, Brockenbrough & Co., Inc.         Austin Brockenbrough, III
1802 Bayberry Court, Suite 400          John T. Bruce
Richmond, Virginia 23226                Charles M. Caravati, Jr.
www.jamestownfunds.com                  Robert S. Harris
                                        J. Finley Lee, Jr.
ADMINISTRATOR                           Richard L. Morrill
Ultimus Fund Solutions, LLC             Harris V. Morrissette
P.O. Box 46707                          Samuel B. Witt, III
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126              PORTFOLIO MANAGERS

INDEPENDENT REGISTERED PUBLIC           THE JAMESTOWN BALANCED FUND
ACCOUNTING FIRM                            Charles M. Caravati, III, CFA
Ernst & Young LLP                          Lawrence B. Whitlock, Jr., CFA
312 Walnut Street, Suite 1900              Joseph A. Jennings, III, CFA
Cincinnati, Ohio 45202                  THE JAMESTOWN EQUITY FUND
                                           Charles M. Caravati, III, CFA
LEGAL COUNSEL                              Lawrence B. Whitlock, Jr., CFA
Sullivan & Worcester LLP                THE JAMESTOWN SELECT FUND
One Post Office Square                     Charles M. Caravati, III, CFA
Boston, Massachusetts 02109                Lawrence B. Whitlock, Jr., CFA
                                           Austin Brokenbrough, IV, CFA
                                        THE JAMESTOWN TAX EXEMPT
                                          VIRGINIA FUND
                                           Joseph A. Jennings, III, CFA

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read this Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN SELECT FUND is long-term growth of capital through investment in a diversified portfolio comprised primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equity securities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets while considering the investment goals of capital protection and low volatility. The Fund will invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Equity securities are selected based on several criteria, including fundamental analysis, proprietary models and qualitative, judgmental evaluation. The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. Fixed income securities, including corporate debt obligations, U.S. Government securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity securities are selected based on several criteria, including fundamental analysis, proprietary models and qualitative, judgmental evaluation. The Fund seeks financially strong, relatively large companies that offer above average earnings and relatively modest valuations. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN SELECT FUND
The Advisor seeks to achieve the Select Fund's objective through investment in a diversified portfolio composed primarily of common stocks. The Advisor utilizes a multi-factor screening process and systematic buy and sell disciplines to construct the Fund's portfolio. In selecting investments for the Fund, the Advisor selects individual companies based on their investment attributes rather than focusing initially on sectors or industries to determine investment decisions. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics (including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises, price/earnings ratios, price/sales ratios, price/book ratios and debt-to-equity ratios). The Advisor applies its multi-factor screening process to a defined universe of approximately 600 large capitalization stocks, comprised of the stocks included within the Standard & Poor's 500 Index, the 50 largest capitalization stocks included within the Standard & Poor's 400 MidCap Index, and the 50 largest American Depositary Receipts (ADRs). ADRs are securities that are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S.
exchanges. The Advisor actively seeks to gain exposure to the stocks with the highest rankings generated by its screening process. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its portfolio in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND
The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to company earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to company earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio may also fluctuate in value in response to the activities and financial prospects of an individual company in the portfolio. The Advisor's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN SELECT FUND
The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio may also fluctuate in value in response to the activities and financial prospects of an individual company in the portfolio. The Advisor's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's investment strategies may result in high portfolio turnover. This may increase the Fund's brokerage commission costs, which would reduce performance. High portfolio turnover also exposes the Fund to a higher current realization of short-term capital gains which, when distributed, could cause shareholders to pay higher taxes.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. The value of the Fund's portfolio securities may also decline if the issuer of the security is unable to pay its principal or interest when due. The Fund may also be subject to liquidity risk, which is the risk that a security can not be sold at an advantageous time or price due to a security downgrade or adverse conditions within the fixed income market. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

For more information about the Funds' investment strategies and risks, see "Additional Investment Information" in this Prospectus.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year for each of the last 10 calendar years (or, if shorter, the period of the Fund's operations) and by showing how the average annual total returns of the Funds compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

                             JAMESTOWN BALANCED FUND

                               [BAR CHART OMITTED]

                                 1999     11.47%
                                 2000      0.85%
                                 2001    -11.28%
                                 2002    -10.41%
                                 2003     16.42%
                                 2004      6.89%
                                 2005      5.00%
                                 2006      8.15%
                                 2007     10.90%
                                 2008    -22.43%

During the periods shown in the bar chart, the highest return for a quarter was 10.59% during the quarter ended December 31, 1999 and the lowest return for a quarter was -11.89% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 2.11%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                              JAMESTOWN EQUITY FUND

                               [BAR CHART OMITTED]

                                 1999     16.65%
                                 2000     -1.71%
                                 2001    -19.78%
                                 2002    -20.90%
                                 2003     23.66%
                                 2004      9.10%
                                 2005      6.72%
                                 2006      9.98%
                                 2007     13.62%
                                 2008    -35.32%

During the periods shown in the bar chart, the highest return for a quarter was 15.92% during the quarter ended December 31, 1999 and the lowest return for a quarter was -20.50% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 1.84%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                              JAMESTOWN SELECT FUND

                               [BAR CHART OMITTED]

                                 2007     12.41%
                                 2008    -41.51%

During the periods shown in the bar chart, the highest return for a quarter was 4.93% during the quarter ended June 30, 2007 and the lowest return for a quarter was -24.61% during the quarter ended December 31, 2008.

The Fund's 2009 year-to-date return through June 30, 2009 is 2.50%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

                               [BAR CHART OMITTED]

                                 1999     -1.74%
                                 2000      8.99%
                                 2001      4.44%
                                 2002      8.33%
                                 2003      3.32%
                                 2004      2.14%
                                 2005      1.06%
                                 2006      2.93%
                                 2007      3.88%
                                 2008      3.65%


During the periods shown in the bar chart, the highest return for a quarter was 4.15% during the quarter ended September 30, 2002 and the lowest return for a quarter was -1.96% during the quarter ended June 30, 2004.

The Fund's 2009 year-to-date return through June 30, 2009 is 2.57%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2008:

The tables below show how each Fund's average annual total returns compare with those of broad measures of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

JAMESTOWN BALANCED FUND
                                                 1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes..........................    -22.43%       0.87%      0.83%
Return After Taxes on Distributions..........    -23.37%      -0.73%     -0.54%
Return After Taxes on Distributions
   and Sale of Fund Shares...................    -13.45%       0.60%      0.37%

Standard & Poor's 500 Index(1) (reflects no
   deduction for fees, expenses, or taxes)...    -37.00%      -2.19%     -1.38%

60% S&P 500 Index/40% Barclays Capital U.S.
   Intermediate Government/Credit Bond
   Index(2) (reflects no deduction for
   fees, expenses or taxes)..................    -22.08%       0.55%      1.61%

Lipper Balanced Fund Index(3)
   (reflects no deduction for taxes).........    -26.18%       0.12%      1.53%


JAMESTOWN EQUITY FUND
                                                 1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes..........................    -35.32%      -1.21%     -1.65%
Return After Taxes on Distributions..........    -35.70%      -2.25%     -2.32%
Return After Taxes on Distributions
   and Sale of Fund Shares...................    -22.16%      -0.75%     -1.28%

Standard & Poor's 500 Index(1) (reflects no
   deduction for fees, expenses, or taxes)...    -37.00%      -2.19%     -1.38%

JAMESTOWN SELECT FUND
                                                             SINCE INCEPTION
                                                 1 YEAR     (OCTOBER 31, 2006)
--------------------------------------------------------------------------------
Return Before Taxes..........................    -41.51%         -15.96%
Return After Taxes on Distributions..........    -41.54%         -16.00%
Return After Taxes on Distributions
   and Sale of Fund Shares..................     -26.93%         -13.33%

Standard & Poor's 500 Index(1) (reflects no
   deduction for fees, expenses, or taxes)..     -37.00%         -15.92%


JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                 1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes...........................    3.65%       2.73%       3.66%
Return After Taxes on Distributions...........    3.65%       2.72%       3.65%
Return After Taxes on Distributions
   and Sale of Fund Shares...................     3.57%       2.84%       3.67%

Barclays Capital 5-Year Municipal Bond
   Index(4) (reflects no deduction for fees,
   expenses, or taxes).......................     5.78%       3.57%       4.57%

(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The 60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index is a blended index consisting of 60% of the S&P 500 Index (an unmanaged index of prices of 500 U.S. common stocks) and 40% of the Barclays Capital U.S. Intermediate Government/Credit Bond Index (a market value weighted benchmark that includes U.S. Government and all investment grade corporate fixed-rate debt issues with maturities between 1 and 10 years).

(3) The Lipper Balanced Fund Index represents the average return of the 30 largest funds in the Lipper Balanced Funds category. These funds aim to conserve principal by maintaining, at all times, a balanced portfolio of at least 50% in equity securities and at least 25% in fixed income securities.

(4) The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt municipal bonds. Because The Jamestown Tax Exempt Virginia Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                                      TAX EXEMPT
                                        BALANCED   EQUITY    SELECT    VIRGINIA
                                          FUND      FUND      FUND       FUND
--------------------------------------------------------------------------------
Management Fees.......................    0.65%     0.65%     0.75%      0.40%
Administrator's Fees..................    0.18%     0.18%     0.26%      0.15%
Other Expenses........................    0.31%     0.32%     0.37%      0.22%
Acquired Fund Fees and Expenses*......    0.01%     0.01%     0.02%      0.01%
                                         ------    ------    ------     ------
Total Annual Fund Operating Expenses..    1.15%     1.16%     1.40%      0.78%**
                                         ======    ======    ======     ======

* Acquired Fund Fees and Expenses are the fees incurred indirectly by the Funds as a result of their investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

** The Advisor currently intends to waive Management Fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Tax Exempt Virginia Fund to 0.69% of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     TAX EXEMPT
                                     BALANCED    EQUITY     SELECT    VIRGINIA
                                       FUND       FUND       FUND       FUND
--------------------------------------------------------------------------------
1 Year............................    $  117     $  118     $  143     $   80
3 Years...........................       365        368        443        249
5 Years...........................       633        638        766        433
10 Years..........................     1,398      1,409      1,680        966

See the Financial Highlights tables concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN SELECT FUND is long-term growth of capital through investment in a diversified portfolio comprised primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                          EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process that ranks stocks using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each company is also ranked relative to other companies in its sector based on a forward price-earnings ratio, price-sales ratio, price-book ratio and debt-equity ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies that offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes. An equity security may be sold when it no longer meets the Advisor's investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer's business or general market conditions have changed.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include U.S. Government securities and corporate debt obligations. U.S. Government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. Securities issued by agencies of the U.S. Government may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings Ltd. ("Fitch") or, if not so rated, will be of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's, S&P or Fitch rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will typically vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate. A fixed-income security may be sold due to changes in market conditions, interest rates, fiscal policies or the Advisor's market outlook.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests the Fund's assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between equity securities and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equity securities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 Index is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the equity and fixed income alloctions will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and a significant portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio consisting of mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks, such as rapid increases or decreases in their value or liquidity. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability. Securities in the Funds' portfolios may not perform as well as the market as a whole and some securities may not appreciate in value as expected. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

The value of a fixed income security is also dependent on its maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. The value of a fixed income security is also dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer, or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due. Corporate debt obligations rated less than A may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Balanced Fund or to the Fund's shares.

                                   SELECT FUND

In selecting investments for the Select Fund, the Advisor looks for stocks of larger, well-capitalized companies having attractive earnings profiles and reasonable valuations. The Advisor utilizes a multi-factor screening process and systematic buy and sell disciplines to construct the Fund's portfolio. This process emphasizes securities with the most compelling earnings and valuation profiles. The Advisor selects companies based on their investment attributes, rather than focusing initially on sectors or industries.

The Advisor applies its multi-factor screening process to a defined universe of approximately 600 large capitalization stocks, comprised of the stocks included within the S&P 500 Index, the 50 largest capitalization stocks included within the S&P 400 MidCap Index, and the 50 largest American Depositary Receipts
(ADRs).

Each stock within this universe is screened by the Advisor and assigned a ranking based upon a variety of earnings and valuation characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises, price/earnings ratios, price/sales ratios, price/book ratios and debt-to-equity ratios.

Once rankings have been established, the Advisor constructs the Fund's portfolio by generally purchasing for the Fund those securities with the highest rankings in the defined universe. The Fund is well diversified, typically invested in 50 to 55 stocks, resulting in an average position size of approximately 2% of the Fund's net assets. In addition, the Advisor, where possible, attempts to reduce volatility through broad sector diversification of securities with the highest rankings.

Stocks in the Fund's portfolio are regularly reviewed and assigned updated rankings by the Advisor. As a stock's ranking changes, it may no longer satisfy the Advisor's investment criteria. Generally, if a stock's ranking falls into the bottom 50% of the universe, it will be sold by the Fund. However, the Advisor maintains the authority, in its sole discretion, to continue to hold or to acquire a stock, regardless of the ranking assigned by the Advisor to such stock.

RISK CONSIDERATIONS. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks, such as rapid increases or decreases in their value or liquidity. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. Stocks tend to move in cycles and may experience periods of turbulence and instability. The Fund's portfolio may also fluctuate in value in response to the activities and financial prospects of an individual company in the portfolio. The Advisor's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

ADRs are subject to risks similar to those associated with direct investments in foreign securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, politicial or social instability, and nationalization of companies or industries.

The Fund's investment strategies may result in high portfolio turnover. This may increase the Fund's brokerage commission costs, which would reduce performance. High portfolio turnover also exposes the Fund to a higher current realization of short-term capital gains which, when distributed, could cause shareholders to pay higher taxes.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy whereby at least 80% of its annual income is exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors that the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Advisor intends to invest virtually all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below. A security may be sold due to changes in market conditions or the Advisor's market outlook.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT QUALITY. The Fund intends to limit its portfolio purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics of the four highest rating categories described by any of the nationally recognized statistical rating organizations ("NRSROs") - Moody's, S&P or Fitch. For S&P and Fitch those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

At least 90% of the Fund's portfolio will be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P or Fitch or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors in establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including: general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

TEMPORARY DEFENSIVE POSITION. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations. This may result in a decrease in the Fund's yield or an increase in the proportion of its taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations that are rated A-1 or A-2 by S&P or Fitch or P-1 or P-2 by Moody's. When the Fund invests for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. Because of its concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than a comparable municipal bond fund that is not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the value of the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations. The rating of an issue represents the rating agency's opinion as to credit quality, but is not an absolute standard of quality or a guarantee of the creditworthiness of an issuer.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified fund.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the "Administrator") toll-free 1-866-738-1126, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

The  minimum  initial   investment  in  the  Funds  is  $5,000,  or  $1,000  for
tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares will be purchased at a Fund's net asset value ("NAV") next determined after your order is received by the Administrator in proper form as indicated herein. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received by authorized broker-dealers prior to the close of the regular session of trading on the Exchange on any business day and transmitted to the Administrator on that day will purchase shares at the NAV determined on that day.

You should be aware that the Funds' Account Application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR  MAIL  ORDERS.   Please  complete  and  sign  the  Account   Application
accompanying this Prospectus, enclose your check made payable to the appropriate Fund, and mail it to:

                             The Jamestown Funds
                             c/o Shareholder Services
                             P.O. Box 46707
                             Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-866-738-1126 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                             US Bank, N.A.
                             ABA# 042000013
                             For The Jamestown Funds #0199456716
                             For [Name of Fund]
                             For [Shareholder name and account number
                                 or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-866-738-1126 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the exchange request in proper form. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds have also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment returns; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds have entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transactions in shares of the Funds when shares are held in omnibus accounts. The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. You may also redeem your shares through a broker-dealer that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV determined on that business day if your order is received by the broker-dealer in proper form prior to the close of the regular session of trading on the Exchange on that day and is transmitted to the Administrator on that day. A broker-dealer may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1126 or write to the address shown below.

Your request should be addressed to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)    any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase shares by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum). You may not redeem shares of the Funds by wire on days that your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You may change your redemption instructions any time you wish by sending a letter with your new redemption instructions to the Administrator.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Administrator reserve the right to amend these standards at any time without notice.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than

$100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing to the Administrator.

REDEMPTIONS IN KIND. Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or whose valuations are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods approved by the Board of Trustees.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUNDS
================================================================================

Each Fund is a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND -- Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings, III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million. During the fiscal year ended March 31, 2009, the Balanced Fund paid investment advisory fees equal to 0.65% of the Fund's average daily net assets.

EQUITY FUND -- Charles M. Caravati, III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million. During the fiscal year ended March 31, 2009, the Equity Fund paid investment advisory fees equal to 0.65% of the Fund's average daily net assets.

SELECT FUND -- Charles M. Caravati, III, CFA, Lawrence B. Whitlock, Jr., CFA and Austin Brockenbrough, IV, CFA are primarily responsible for managing the portfolio of the Select Fund and have acted in this capacity since the Fund's inception. Mr. Brockenbrough joined the Advisor in 1998 and is a Managing Director of the Advisor, primarily responsible for portfolio management.

During the fiscal year ended March 31, 2009, the Select Fund paid investment advisory fees to the Advisor equal to 0.75% of the Fund's average daily net assets.

TAX EXEMPT VIRGINIA FUND -- Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. During the fiscal year ended March 31, 2009, the Tax Exempt Virginia Fund paid investment advisory fees (after fee waivers) equal to 0.32% of the Fund's average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund (excluding Acquired Fund Fees and Expenses) to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and such annual expenses of the Fund may therefore exceed 0.69% of its average daily net assets.

FOR  MORE  INFORMATION  -- The  Statement  of  Additional  Information  provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of the Funds.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of each Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, see the Funds' annual report dated March 31, 2009.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund and the Select Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold federal income taxes on taxable distributions made to persons who are neither citizens nor residents of the United States or other shareholders subject to such withholding.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the Select Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. Dividends and capital gains distributions may be reinvested in additional shares of the Funds or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions and exchanges of shares of the Funds are taxable events on which you may realize a gain or loss.

TAX-EXEMPT VIRGINIA FUND -- Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects that its dividends paid from interest on Municipal Obligations will generally be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consist of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund after the end of each calendar year setting forth the federal income tax status of all distributions for the calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Funds is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                           THE JAMESTOWN BALANCED FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                      YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    12.95     $    14.53     $    14.97     $    14.92     $    15.40
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment
   operations:
   Net investment income .................         0.25           0.26           0.27           0.26           0.29
   Net realized and unrealized gains
      (losses) on investments ............        (2.91)          0.27           0.69           1.06           0.14
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........        (2.66)          0.53           0.96           1.32           0.43
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.20)         (0.28)         (0.29)         (0.27)         (0.30)
   Distributions from net realized gains .           --          (1.83)         (1.11)         (1.00)         (0.61)
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.20)         (2.11)         (1.40)         (1.27)         (0.91)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...........   $    10.09     $    12.95     $    14.53     $    14.97     $    14.92
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................      (20.75%)         2.97%          6.57%          9.14%          2.83%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   21,072     $   32,058     $   45,460     $   56,879     $   62,235
                                             ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to
   average net assets ....................        1.14%          1.01%          0.94%          0.93%          0.92%

Ratio of net expenses to
   average net assets(b) .................        1.05%          0.95%          0.89%          0.89%          0.88%

Ratio of net investment income to
   average net assets ....................        2.10%          1.71%          1.80%          1.72%          1.87%

Portfolio turnover rate ..................          43%            30%            40%            49%            29%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                            THE JAMESTOWN EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                      YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    16.68     $    18.12     $    18.45     $    17.69     $    18.28
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment
   operations:
   Net investment income .................         0.08           0.08           0.10           0.07           0.12
   Net realized and unrealized gains
      (losses) on investments ............        (5.68)          0.20           1.15           2.11           0.65
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........        (5.60)          0.28           1.25           2.18           0.77
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
    Dividends from net
       investment income .................           --          (0.08)         (0.10)         (0.07)         (0.12)
    Distributions from net realized gains            --          (1.50)         (1.48)         (1.35)         (1.24)
    Return of capital ....................        (0.07)         (0.14)            --             --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.07)         (1.72)         (1.58)         (1.42)         (1.36)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year. ..........   $    11.01     $    16.68     $    18.12     $    18.45     $    17.69
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................      (33.63%)         0.94%          6.92%         12.69%          4.34%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   18,790     $   32,317     $   37,128     $   42,770     $   42,253
                                             ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to
   average net assets ....................        1.15%          0.99%          0.97%          0.97%          0.95%

Ratio of net expenses to
   average net assets(b) .................        1.10%          0.95%          0.91%          0.92%          0.90%

Ratio of net investment income to
   average net assets ....................        0.56%          0.38%          0.52%          0.36%          0.63%

Portfolio turnover rate ..................          69%            46%            53%            60%            34%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                            THE JAMESTOWN SELECT FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=========================================================================================================
                                                                    YEAR           YEAR          PERIOD
                                                                   ENDED          ENDED           ENDED
                                                                  MARCH 31,      MARCH 31,      MARCH 31,
                                                                    2009           2008          2007(a)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $    10.39     $    10.74     $    10.00
                                                                 ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............................         0.02          (0.00)(c)       0.01
   Net realized and unrealized gains (losses) on investments          (4.11)         (0.33)          0.75
                                                                 ----------     ----------     ----------
Total from investment operations .............................        (4.09)         (0.33)          0.76
                                                                 ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......................        (0.03)            --          (0.02)
   In excess of net investment income ........................        (0.00)(c)         --             --
   Dividends from net realized gains .........................           --          (0.02)            --
                                                                 ----------     ----------     ----------
Total distributions ..........................................        (0.03)         (0.02)         (0.02)
                                                                 ----------     ----------     ----------

Net asset value at end of period .............................   $     6.27     $    10.39     $    10.74
                                                                 ==========     ==========     ==========

Total return(b) ..............................................      (39.41%)        (3.07%)         7.55%(e)
                                                                 ==========     ==========     ==========

Net assets at end of period (000's) ..........................   $   12,397     $   23,535     $   19,209
                                                                 ==========     ==========     ==========

Ratio of gross expenses to average net assets ................        1.38%          1.24%          1.47%(d)

Ratio of net expenses to average net assets ..................        1.38%          1.24%          1.25%(d)

Ratio of net investment income (loss) to average net assets           0.26%         (0.01%)         0.31%(d)

Portfolio turnover rate ......................................          86%            88%            46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Represents less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================
                                                                     YEARS ENDED MARCH 31,
                                             ----------------------------------------------------------------------
                                                2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....   $    10.10     $    10.06     $    10.05     $    10.22     $    10.57
                                             ----------     ----------     ----------     ----------     ----------

Income (loss) from investment
   operations:
   Net investment income .................         0.34           0.36           0.37           0.36           0.37
   Net realized and unrealized gains
      (losses) on investments ............         0.13           0.05           0.01          (0.17)         (0.35)
                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations .........         0.47           0.41           0.38           0.19           0.02
                                             ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income ..................        (0.33)         (0.36)         (0.36)         (0.36)         (0.37)
   Distributions from net realized gains .        (0.00)(b)      (0.01)         (0.01)            --             --
                                             ----------     ----------     ----------     ----------     ----------
Total distributions ......................        (0.33)         (0.37)         (0.37)         (0.36)         (0.37)
                                             ----------     ----------     ----------     ----------     ----------

Net asset value at end of year. ..........   $    10.24     $    10.10     $    10.06     $    10.05     $    10.22
                                             ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................        4.77%          4.09%          3.85%          1.83%          0.19%
                                             ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ........   $   32,730     $   29,093     $   28,981     $   30,421     $   31,559
                                             ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to
   average net assets ....................        0.77%          0.77%          0.75%          0.73%          0.72%

Ratio of net expenses to
   average net assets ....................        0.69%          0.69%          0.69%          0.69%          0.69%

Ratio of net investment income to
   average net assets ....................        3.31%          3.54%          3.66%          3.50%          3.60%

Portfolio turnover rate ..................          10%            13%            10%            22%            15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Represents less than a penny per share.

--------------------------------------------------------------------------------

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.jamestownfunds.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE DAVENPORT CORE FUND

                                 AUGUST 1, 2009

                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-281-3217

                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................2
INVESTMENT LIMITATIONS.........................................................6
TRUSTEES AND OFFICERS..........................................................8
INVESTMENT ADVISER............................................................12
ADMINISTRATOR.................................................................15
DISTRIBUTOR...................................................................16
OTHER SERVICE PROVIDERS.......................................................16
PORTFOLIO SECURITIES AND BROKERAGE............................................17
SPECIAL SHAREHOLDER SERVICES..................................................18
PURCHASE OF SHARES............................................................19
REDEMPTION OF SHARES..........................................................20
NET ASSET VALUE DETERMINATION.................................................20
FUND EXPENSES.................................................................21
ADDITIONAL TAX INFORMATION....................................................21
GENERAL INFORMATION ABOUT THE TRUST...........................................23
CALCULATION OF PERFORMANCE DATA...............................................25
FINANCIAL STATEMENTS AND REPORTS..............................................27
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................28

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Core Fund dated August 1, 2009. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Core Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund may invest up to 25% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in the Fund having more than 25% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund's holdings to below 25%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission ("SEC") Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held;
(3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)   Invest  25% or more of the value of its total  assets in any one  industry
      (except  that  securities  of  the  U.S.  Government,   its  agencies  and
      instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14)  Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                            Position(s)        Principal Occupation(s) During       Portfolios in
                                            Length of        Held with                Past 5 Years and             Trust Overseen
Name, Address and Age                      Time Served         Trust          Directorships of Public Companies      by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 72)           Since           Trustee;      President and Managing Director of           10
1802 Bayberry Court, Suite 400           September 1988    Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                       of The       Richmond, Virginia; Director of
                                                          Jamestown Funds   Tredegar Corporation (plastics
                                                                            manufacturer) and Wilkinson O'Grady
                                                                            & Co. Inc. (global asset manager)

*John T. Bruce (age 55)                       Since           Trustee;      President, Director and member of            10
800 Main Street                          September 1988     President of    Executive Committee of Flippin,
Lynchburg, Virginia 24504                                   the Flippin,    Bruce & Porter, Inc., Lynchburg,
                                                           Bruce & Porter   Virginia
                                                               Funds

*Charles M. Caravati, Jr. (age 72)            Since           Chairman      Retired physician; retired President         10
931 Broad Street Road                       June 1991       and Trustee     of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                               Virginia, P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 59)             Since           Trustee       C. Stewart Sheppard Professor of             10
100 Darden Boulevard                      January 2007                      Business Administration at The
Charlottesville, Virginia 22903                                             Darden Graduate School of Business
                                                                            Administration at the University of
                                                                            Virginia; prior to August 2005, the
                                                                            Dean at The Darden Graduate School;
                                                                            consultant to corporations and
                                                                            government agencies

J. Finley Lee, Jr., Ph.D. (age 69)            Since           Trustee       Financial consultant and the Julian          10
448 Pond Apple Drive North               September 1988                     Price Professor Emeritus, University
Naples, Florida 34119                                                       of North Carolina

Richard L. Morrill, Ph.D. (age 70)            Since           Trustee       Chancellor of the University of              10
G19 Boatwright Library                     March 1993                       Richmond; Director of Tredegar
Richmond, Virginia 23173                                                    Corporation (plastics manufacturer)
                                                                            and Albemarle Corporation (polymers
                                                                            and chemicals manufacturer)

Harris V. Morrissette (age 49)                Since           Trustee       President of China Doll Rice and             10
100 Jacintoport Boulevard                  March 1993                       Beans, Inc. and Dixie Lily Foods;
Saraland, Alabama 36571                                                     Chairman of Azalea Aviation, Inc.
                                                                            (airplane fueling); Director of
                                                                            BancTrust Financial Group, Inc.
                                                                            (bank holding company); prior to
                                                                            June 2007, Chief Executive Officer
                                                                            of Marshall Biscuit Co. Inc.

Samuel B. Witt, III (age 73)                  Since           Trustee       Retired Senior Vice President and            10
302 Clovelly Road                         November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                    Associates, Inc. (state and local
                                                                            government relations
                                                                            consultantants); Director of The
                                                                            Swiss Helvetia Fund, Inc.
                                                                            (closed-end investment company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 45)                Since           Vice President of      Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Core Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Margaret H. Alves (age 37)                  Since         Compliance Officer of    Chief Compliance Officer and Director of
210 St. Joseph Street                   February 2006     The Government Street    Leavell Investment Management, Inc., Mobile,
Mobile, Alabama 36602                                             Funds            Alabama; prior to April 2006, associate
                                                                                   attorney with Alford, Clausen  & McDonald,
                                                                                   LLC

Joseph L. Antrim, III (age 64)              Since             President of         Executive Vice President of Davenport &
One James Center, 901 E. Cary Street    November 1997    The Davenport Core Fund   Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Tina H. Bloom (age 40)                      Since       Chief Compliance Officer   Vice President of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450            August 2006                               (the Trust's administrator) and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC (the Trust's principal
                                                                                   underwriter)

Austin Brockenbrough, IV (age 40)           Since           Vice President of      Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           August 2006    The Jamestown Select Fund  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 43)           Since           President of The       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996            Jamestown          Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Balanced Fund and The
                                                          Jamestown Equity Fund
                                                          and Vice President of
                                                        The Jamestown Select Fund

Robert G. Dorsey (age 52)                   Since            Vice President        Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                              LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John M. Flippin (age 67)                    Since         Vice President of the    Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                        September 1988    Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                         Funds

John H. Hanna, IV (age 53)                  Since         Vice President of the    Vice President, Director and member of
800 Main Street                         February 2007    Flippin, Bruce & Porter   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                         Funds            Porter, Inc., Lynchburg, Virginia


Timothy S. Healey (age 56)                  Since           Vice President of      Executive Vice President and Chief Investment
800 Shades Creek Parkway, Suite 585     January 1995      The Government Street    Officer of Leavell Investment Management,
Birmingham, Alabama 35209                                 Mid-Cap Fund and The     Inc., Mobile, Alabama
                                                          Alabama Tax Free Bond
                                                                  Fund

Joseph A. Jennings, III (age 47)            Since             President of         Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005           The Jamestown        Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                Tax Exempt Virginia Fund

Thomas W. Leavell (age 66)                  Since             President of         President and Chief Executive Officer of
210 St. Joseph Street                   February 2004     The Government Street    Leavell Investment Management, Inc., Mobile,
Mobile, Alabama 36602                                             Funds            Alabama


David J. Marshall (age 52)                  Since         Vice President of the    Secretary, Director and member of Executive
800 Main Street                         February 2007    Flippin, Bruce & Porter   Committee of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                                         Funds            Lynchburg, Virginia


Denise C. Peters (age 53)                   Since         Compliance Officer of    First Vice President and Chief Compliance
One James Center, 901 E. Cary Street    February 2007    The Davenport Core Fund   Officer for Davenport Asset Management
Richmond, Virginia 23219                                                           Division of Davenport & Company LLC,
                                                                                   Richmond, Virginia

R. Gregory Porter, III (age 68)             Since           Vice President of       Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                         September 1988     the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                      Porter Funds

Page T. Reece (age 52)                      Since         Compliance Officer of     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400          September 2004     The Jamestown Funds      Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                            Inc., Richmond, Virginia

Teresa L. Sanderson (age 46)                Since         Compliance Officer of     Chief Compliance Officer and a Principal of
800 Main Street                         September 2004     the Flippin, Bruce &     Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                      Porter Funds         Virginia

Mark J. Seger (age 47)                      Since               Treasurer           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                               LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 52)                    Since               Secretary           Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                               LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 58)                   Since           Vice President of       Account Administrator of Lowe, Brockenbrough
1802 Bayberry Court, Suite 400            March 1993      The Jamestown Balanced    & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Fund and The Jamestown
                                                               Equity Fund

Lawrence B. Whitlock, Jr. (age 61)          Since              President of         Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          February 2002      The Jamestown Select     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund and Vice President of
                                                          The Jamestown Balanced
                                                          Fund and The Jamestown
                                                               Equity Fund


* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met five times during the fiscal year ended March 31, 2009.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2009. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2009.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2009.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2008.

                            Dollar Range of             Aggregate Dollar
                           Shares of the Fund    Range of Shares of All Funds in
Name of Trustee             Owned by Trustee        Trust Overseen by Trustee
--------------------------------------------------------------------------------
Austin Brockenbrough, III         None                    Over $100,000
John T. Bruce                     None                    Over $100,000
Charles M. Caravati, Jr.          None                    Over $100,000

INDEPENDENT TRUSTEES:
Robert S. Harris              $1 - $10,000              $10,001 - $50,000
J. Finley Lee, Jr.                None                 $50,001 - $100,000
Richard L. Morrill                None                    Over $100,000
Harris V. Morrissette      $10,001 - $50,000              Over $100,000
Samuel B. Witt, III               None                    Over $100,000

As of July 1, 2009, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2009 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                              Pension or
                             Aggregate        Retirement     Estimated Annual   Total Compensation
                           Compensation        Benefits        Benefits Upon      From all Funds
Trustee                    From the Fund        Accrued         Retirement       within the Trust
---------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.     $1,273              None              None            $ 14,000
Robert S. Harris              1,909              None              None              21,000
J. Finley Lee, Jr.            1,682              None              None              18,500
Richard L. Morrill            1,909              None              None              21,000
Harris V. Morrissette         2,045              None              None              22,500
Samuel B. Witt, III           2,091              None              None              23,000
Erwin H. Will, Jr.*             500              None              None               5,500

*     Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2010 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2009, 2008 and 2007, the Fund paid the Adviser advisory fees of $964,137, $1,214,671 and $1,111,843, respectively.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

INVESTMENT POLICY COMMITTEE

Other Accounts Managed (as of March 31, 2009)
----------------------

The members of the Investment Policy Committee (the "Committee") are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the seven Committee members, Michael S. Beall is the only member that manages an account that has a performance based advisory fee.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of      Total Assets in
                                                                     Number                       Accounts with     Accounts with
                                                                       of       Total Assets in    Advisory Fee      Advisory Fee
   Name of Investment                                               Accounts       Accounts          Based on          Based on
    Committee Member                     Type of Accounts            Managed        Managed        Performance       Performance
----------------------------------------------------------------------------------------------------------------------------------
John P. Ackerly, IV, CFA       Registered investment companies:         0             $ 0               0                $ 0
                               Other pooled investment vehicles:        0             $ 0               0                $ 0
                               Other accounts:                        9,414     $ 1,963,060,789         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------
Joseph L. Antrim, III, CFA     Registered investment companies:         0             $ 0               0                $ 0
                               Other pooled investment vehicles:        0             $ 0               0                $ 0
                               Other accounts:                        9,227     $ 2,072,240,227         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------
Michael S. Beall, CFA, CPA     Registered investment companies:         0              0                0                $ 0
                               Other pooled investment vehicles:        3        $ 96,384,557           2           $ 62,262,055
                               Other accounts:                        9,867     $ 2,232,958,812         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------
E. Trigg Brown, Jr.            Registered investment companies:         0             $ 0               0                $ 0
                               Other pooled investment vehicles:        0             $ 0               0                $ 0
                               Other accounts:                       10,566     $ 2,282,718,633         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------
I. Lee Chapman, IV, CFA        Registered investment companies:         0             $ 0               0                $ 0
                               Other pooled investment vehicles:        0             $ 0               0                $ 0
                               Other accounts:                        9,226     $ 1,935,015,213         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------
Robert B. Giles                Registered investment companies:         0             $ 0               0                $ 0
                               Other pooled investment vehicles:        0             $ 0               0                $ 0
                               Other accounts:                       10,299     $ 2,104,493,096         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------
William M. Noftsinger, Jr.     Registered investment companies:         0             $ 0               0                $ 0
                               Other pooled investment vehicles:        0             $ 0               0                $ 0
                               Other accounts:                        9,541     $ 2,025,213,274         0                $ 0
----------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser's clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and the Adviser's other clients.

Compensation
------------

All Committee members, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

Joseph L. Antrim, III, E. Trigg Brown, Jr., Robert B. Giles and William M. Noftsinger, Jr. are compensated by fixed stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All Committee members except I. Lee Chapman, IV are compensated by a fixed fee for sitting on the Adviser's Board of Directors.

All Committee members are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee.

Michael S. Beall receives discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser -- "Davenport Financial Fund" and "EWF Partners."

All Committee members receive a safe harbor contribution to the Adviser's 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

All Committee members except I. Lee Chapman, IV receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Ownership of Fund Shares
------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Committee members as of March 31, 2009.

          -------------------------------------------------------------
                    Name of                Dollar Value of Fund Shares
          Investment Committee Member          Beneficially Owned
          -------------------------------------------------------------
          John P. Ackerly, IV, CFA             $50,001 - $100,000
          -------------------------------------------------------------
          Joseph L. Antrim, III, CFA          $500,001 - $1,000,000
          -------------------------------------------------------------
          Michael S. Beall, CFA, CPA           $50,001 - $100,000
          -------------------------------------------------------------
          E. Trigg Brown, Jr.                          None
          -------------------------------------------------------------
          I. Lee Chapman, IV, CFA               $10,001 - $50,000
          -------------------------------------------------------------
          Robert B. Giles                         $1 - $10,000
          -------------------------------------------------------------
          William M. Noftsinger, Jr.            $10,001 - $50,000
          -------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended

March 31, 2009, 2008 and 2007, the Fund paid administration fees to the Administrator of $185,148, $218,071 and $205,892, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Fund pays the Administrator an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on average net assets in excess of $100 million. For the fiscal years ended March 31, 2009, 2008 and 2007, the Fund paid compliance service fees to the Administrator of $18,042, $21,954 and $13,307, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-281-3217, or by writing to:

                             The Davenport Core Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until it has been confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board of Trustees has authorized the Fund to make payment in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $2,581,964, which expires March 31, 2017. In addition, the Fund had net realized capital losses of $9,434,494 during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2010. This capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. Prior to August 1, 2008, the name of the Fund was The Davenport Equity Fund. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

      o The Fund posts its complete listing of Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                        CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total returns of the Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of the Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for periods ended March 31, 2009:

                  One Year          -36.85%
                  Five Years         -3.40%
                  Ten Years          -1.28%

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2009 was 1.04%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2009, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                     DAVENPORT & COMPANY LLC (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's Investment Advisory programs. The Adviser intends  to  exercise  a voice on behalf of  clients  in  matters  of  corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the "Coordinator"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING GOVERNANCE

The Coordinator will oversee the organization and voting of all proxies. The Adviser has contracted with Egan-Jones Proxy Services, an independent third party to submit detailed proxy voting recommendations. The Coordinator shall follow the recommendations of Egan-Jones unless they are in direct conflict with the guidelines established by the Adviser. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING PROCESS

At the direction of the Adviser, the Coordinator will screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures. The Coordinator will have the following responsibilities:

      1.    Review all proxy material received,
      2.    Determine eligibility,
      3.    Identify proxies containing common, routine proposals,
      4. Obtain voting guidance from a professional proxy voting service (Eagan Jones),
      5.    Solicit information about potential conflict of interest,
      6. Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department,
      7. Notify the Chief Investment Officer when an upcoming vote is subject to a conflict of interest,
      8.    Maintain records of any client directed proxy votes,
      9.    Cast  proxy  votes   through  the   Internet  in   accordance   with
            recommendation of Egan-Jones and/or the established guidelines of the Adviser,
      10. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Egan-Jones. The Coordinator shall memorialize all materiality decisions.

APPOINTMENT OF COORDINATOR

In general, the Coordinator is appointed by the Adviser's Chief Investment Officer.

COMMON PROPOSALS

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors
----------------------------------

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans
-------------------------------

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company.

The Adviser generally opposes plans that have any of the following structural features:

      o     Ability to re-price underwater options
      o Ability to issue options with an exercise price below the stock's current market price.
      o     Ability to issue reload options.
      o     Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

      o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
      o Requiring stock acquired through option exercise to be held for a certain period of time.
      o     Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

AMENDED JANUARY 30, 2006

================================================================================


DAVENPORT           ||
-----------------   ||  DAVENPORT CORE FUND
ASSET MANAGEMENT    ||



                                  ANNUAL REPORT

                                 March 31, 2009


================================================================================

THE DAVENPORT CORE FUND
LETTER TO SHAREHOLDERS                                            APRIL 22, 2009
================================================================================

Dear Shareholders,

The  following   chart   represents  The  Davenport  Core  Fund's  (the  "Fund")
performance and the performance of the S&P 500 Index*, the Fund's primary benchmark, for the periods ended March 31, 2009.

                                                                         Fiscal Year
                                                                            2009
                                                                 Since      Gross
                                                              Inception**  Expense
          Q1 2009   1 Year   3 Years**  5 Years**  10 Years**  (1/15/98)    Ratio:
----------------------------------------------------------------------------------
DAVPX      -9.60    -36.85    -10.42      -3.40      -1.28        0.55      1.00%
S&P 500   -11.01    -38.09    -13.06      -4.76      -3.00        0.14

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH END, MAY BE OBTAINED BY CALLING 1-800-281-3217.

* The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**    Annualized.

                                MARKET COMMENTARY

The first quarter of 2009 brought further market declines. After a short-lived rally in late 2008/early 2009, economic woes and uncertainty surrounding the banking system reigned supreme for most of the quarter. The S&P 500 declined 11.01%, while the Lipper Equity Income Fund(1) and Russell Midcap(2) Indices posted declines of 12.42% and 8.98%, respectively. This marked the sixth consecutive quarter of market declines. In a repeat of prior quarters, financial stocks once again led the way down.

On a more positive note, March brought much welcomed signs of life. After closing at a 12-year low early in the month, the S&P 500 managed to rally 23% from March 10th to March 26th and ended the month with an 8.8% advance. Ongoing government initiatives aimed at stabilizing the financial system and some better than expected economic data points prompted the move upward. In a reversal of prior months, Financials led the surge. This was the best monthly gain since 2002 and should have improved investor psychology somewhat. Many investors had become so accustomed to persistent declines that they seemed to question whether a rally was even possible.

For much of the quarter, we witnessed ongoing panic selling, pressure from short sellers and a strike on the part of buyers, who preferred to sit on cash. Those making bets against the market were repeatedly vindicated in tandem with constant declines. As market conditions started to improve, such bets were finally faced with the risk of losing money, thereby prompting short covering that added to the late-quarter rally. Concurrently, those sitting on the sidelines may have started to wade back into the market. There is currently a tremendous amount of liquidity in the system. According to recent commentary from Credit Suisse, roughly $14 trillion is sitting in "sideline cash" (money market funds, bank savings deposits and treasury debt held by the public). This compares to a total U.S. equity market capitalization of roughly $9 trillion. Clearly, putting some of this liquidity to work can have a significant impact on the market.

Furthermore, our government is pumping liquidity into the system. The Obama Administration seems intent on printing and spending as much money as necessary in order to stimulate the economy and loosen credit markets. While many of the Administration's recent actions seemed to have ameliorated market conditions, they are not without long-term consequences. In fact, aggressive monetary stimulus and deficit spending could ultimately lead to an inflation problem. Officials are keenly aware of this and, for example, may be quick to raise interest rates as conditions start to improve. Hence, some of the actions being taken today to improve the economy could ultimately subdue the magnitude of a recovery.

In terms of government policy, many are also fearful of measures that will be unfriendly to corporations and investors. It appears we may fund bailouts, spending needs and a rising deficit with higher income taxes on top earners, higher dividend taxes, higher capital gains taxes and the closing of various corporate tax breaks. Furthermore, industries such as Health Care and Financials may fall victim to more intense oversight and reform. All told, the Obama Administration may be ushering in a new era of increased regulation, higher taxes and social spending aimed at benefiting the common good. We are hopeful that the negotiating process in Washington will lead to a reasonable outcome. The government has certainly added a new wildcard to an already unpredictable market environment.

We are realistic about the near-term economic picture. Data points on unemployment, corporate earnings, consumer spending, and the housing market may continue to be sobering. Moreover, the ultimate impact of efforts to revive the banking system remains unpredictable. That said, sentiment has been so negative that signs of the downturn simply moderating may be enough to help push equity markets higher from current valuation levels. At a minimum, we should see improved (or just less scary) economic and earnings figures later this year as we cycle against easy comparisons. Longer-term, we continue to expect more subdued consumer spending and economic growth as we enter a new era of de-leveraging and prudence. We have heard some media outlets dub this era "the great adjustment" and we think that is an apt title.

                                 FUND COMMENTARY

The Davenport Core Fund was down 36.85% for the 12-month period ended March 31, 2009. Credit and recession fears led to broad based market pressure throughout the 12-month period. We hoped that large cap high-quality institutions would perform better than proved to be the case. Simply put, stocks of all shapes and sizes were battered in tandem with a global liquidity crunch.

The Fund's relatively defensive positioning helped cushion the market's blow somewhat. Its decline compared favorably to a 38.09% slide for the S&P 500 over the same time frame. Most notably, we maintained an above average cash balance and were underweight credit sensitive Financials such as banks. That said, we acknowledge that decent relative performance offers little solace given sizeable absolute declines.

The Financials sector represented the most significant drag on absolute results, but it was the biggest driver of relative performance versus the S&P 500. Collectively, our financial stocks fared much better than those in the benchmark. Throughout the period, we emphasized financial sub-sectors such as property & casualty insurers and asset managers. Although these areas were by no means safe havens, they did better than more credit sensitive entities. We are pleased that recent government efforts seemed to have calmed the financial system and provided a lift to bank stocks. That said, we expect to maintain an emphasis on more transparent and well capitalized companies within the Financials sector.

Our overweight position in the Consumer Staples sector helped performance, but this was offset in part by the poor performance of specific holdings within the space. During these difficult times, we have been comfortable with an overweight stance in this relatively defensive group. We may consider shifting our emphasis to more economically sensitive sectors as we see signs of economic improvement.

Our Consumer Discretionary holdings were weak in the face of lower consumer spending. We have recently lifted our exposure to the Consumer Discretionary sector via purchases of well known names such as Nike and Toyota. We are not trying to call a bottom for the consumer and remain underweight in the group versus the S&P 500, but felt as though these quality franchises offered relatively low risk ways to get exposure to a cyclical upturn.

The Technology sector was a disappointment during 2008. We thought the healthy balance sheets, decent growth prospects and reasonable valuations typical of many companies in the group would allow for relatively healthy performance. This proved not to be the case. We were also hurt last year by exposure to international wireless telecom plays, which gave back the 2007 gains we enjoyed. At current valuation levels, we believe it is worth staying the course with our tech and telecom holdings and have been pleased to see much better performance from both groups recently.

We expect to maintain an above average cash balance near-term. We like the flexibility it gives us in this volatile market environment. Given our above average cash balance and somewhat defensive positioning, we may not capture every bit of a rally. In fact, we have lagged the S&P 500 somewhat during the market's recent dramatic rally, which has been led by Financials and other higher risk entities. Nonetheless, we believe the companies we own are well positioned to build value going forward. The following are new positions to the Fund for the quarter ended March 31, 2009:

ABBOTT LABORATORIES (ABT) is a diversified health care company that manufactures and markets pharmaceuticals, medical devices, blood glucose monitoring kits and nutritional health care products. Though the Pharmaceutical division accounts for roughly 60% of revenue and 80% of operating profit, the company's strong and growing nutrition, diagnostic and vascular businesses provide significant diversification versus its peers. Abbott has limited exposure to patent expirations, has a solid line-up of successful new products and continues to grow internationally. Moreover, the company boasts a strong balance sheet and has consistently delivered impressive results.

NIKE, INC. - CLASS B (NKE) and its subsidiaries develop and market footwear, apparel, equipment and accessory products worldwide. The company also owns Jordan, Cole Haan, Converse, Nike Golf and Hurley brands. Like all major retailers, the company's results, outlook and stock price have suffered from the global recession and its impact on consumer purchasing behavior. At current levels, however, we believe shares of NKE adequately reflect recessionary expectations while failing to capture the company's ability to manage costs and gain market share. Moreover, the company has one of the strongest balance sheets in the Consumer sectors, continues to purchase significant amounts of stock and is well diversified geographically.

OCCIDENTAL PETROLEUM CORP. (OXY) is the fourth largest oil company in the U.S. OXY is also amongst the most oil-levered E&Ps (Exploration and Production Company) (with a production mix of roughly 80% crude oil/NGLs (Natural Gas Liquid(s) and 20% natural gas) and has no downstream (refining) operations. Given the company's strong balance sheet (A rated at S&P and A2 at Moody's),
13.8 year reserve life (highest in the E&P peer group), and conservative management team, we view this as a high quality way to take a more offensive approach to a rebound in oil prices.

TOYOTA MOTOR CORP. (TM) has become the largest carmaker in the world via successful brands such as Toyota, Lexus, Scion, Daihatsu and Hino. The company has roughly 40% market share in Japan and 17% market share in the U.S. Over the years, Toyota has built the most efficient manufacturing processes in the industry, producing high quality automobiles at very competitive costs. Moreover, the company has one of the strongest balance sheets in the industry and appears poised to take advantage of struggles at the "Detroit Three." While the company has not been spared by the freefall in new car demand, we believe this is an attractive entry point into a high quality situation with significant long term opportunities.

The following position was increased during the quarter ended March 31, 2009:

GOOGLE, INC. (GOOG) is the world's leading Internet technology and media company. While the global slowdown has undoubtedly impacted the outlook at GOOG, we are encouraged by the strength in advertising sales relative to traditional media channels. Moreover, the company has zero debt and $15.5 billion in cash which equates to $50 per share.

We are maintaining the same approach to our strategy. We continue to emphasize companies with transparent business models, financial flexibility and the potential to grow earnings over time. Our goal is to have the best team of stocks on the field to not only get through this difficult time, but also participate in an eventual recovery. Thank you for your trust and we look forward to reporting back to you as we progress through the year.

                                          Sincerely,

                                          Joseph L. Antrim, III
                                          President
                                          The Davenport Core Fund

(1) LIPPER EQUITY INCOME FUNDS INDEX is an unmanaged index of the 30 largest equity income funds tracked by Lipper Inc., based on total year-end net asset value. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.

(2) THE RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000.

THE DAVENPORT CORE FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE INVALUE OF A $10,000 INVESTMENT IN THE DAVENPORT CORE FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

                                             STANDARD & POOR'S
                 THE DAVENPORT CORE FUND         500 INDEX
                 -----------------------   --------------------
                 DATE          VALUE       DATE          VALUE
                 ----         -------      ----         -------
                 03/31/99     $10,000      03/31/99     $10,000
                 06/30/99      10,512      06/30/99      10,705
                 09/30/99       9,860      09/30/99      10,036
                 12/31/99      11,018      12/31/99      11,530
                 03/31/00      11,493      03/31/00      11,794
                 06/30/00      11,130      06/30/00      11,481
                 09/30/00      11,026      09/30/00      11,370
                 12/31/00      10,940      12/31/00      10,480
                 03/31/01       9,579      03/31/01       9,238
                 06/30/01       9,897      06/30/01       9,778
                 09/30/01       8,882      09/30/01       8,343
                 12/31/01       9,683      12/31/01       9,234
                 03/31/02       9,855      03/31/02       9,260
                 06/30/02       9,027      06/30/02       8,019
                 09/30/02       7,682      09/30/02       6,634
                 12/31/02       8,107      12/31/02       7,194
                 03/31/03       7,819      03/31/03       6,967
                 06/30/03       8,920      06/30/03       8,039
                 09/30/03       9,268      09/30/03       8,252
                 12/31/03      10,150      12/31/03       9,257
                 03/31/04      10,455      03/31/04       9,414
                 06/30/04      10,486      06/30/04       9,576
                 09/30/04      10,322      09/30/04       9,397
                 12/31/04      11,311      12/31/04      10,264
                 03/31/05      11,178      03/31/05      10,044
                 06/03/05      11,195      06/03/05      10,181
                 09/30/05      11,582      09/30/05      10,548
                 12/31/05      11,830      12/31/05      10,768
                 03/31/06      12,238      03/31/06      11,222
                 06/30/06      12,087      06/30/06      11,060
                 09/30/06      12,575      09/30/06      11,687
                 12/31/06      13,365      12/31/06      12,469
                 03/31/07      13,465      03/31/07      12,549
                 06/30/07      14,512      06/30/07      13,337
                 09/30/07      15,276      09/30/07      13,608
                 12/31/07      15,120      12/31/07      13,154
                 03/31/08      13,928      03/31/08      11,912
                 06/30/08      13,236      06/30/08      11,587
                 09/30/08      12,264      09/30/08      10,617
                 12/31/08       9,729      12/31/08       8,288
                 03/31/09       8,796      03/31/09       7,375

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                       (for periods ended March 31, 2009)

                                         1 YEAR     5 YEARS     10 YEARS
The Davenport Core Fund                  -36.85%     -3.40%      -1.28%
Standard & Poor's 500 Index              -38.09%     -4.76%      -3.00%
--------------------------------------------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT CORE FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE STANDARD & POOR'S 500 INDEX

                              [BAR CHART OMITTED]

                                           (% OF NET ASSETS)

                                 The Davenport      Standard & Poor's 500
                                   Core Fund                Index
                                 ----------------------------------------
Consumer Discretionary                 7.7%                  8.8%
Consumer Staples                      19.1%                 12.8%
Energy                                11.3%                 13.0%
Financials                            12.4%                 10.8%
Health Care                           11.0%                 15.3%
Industrials                            7.9%                  9.7%
Information Technology                18.8%                 18.0%
Materials                              5.1%                  3.3%
Telecommunication Services             2.8%                  4.0%
Utilities                              0.0%                  4.3%
Exchange-Traded Funds                  1.8%                  0.0%
Cash Equivalents                       2.1%                  0.0%


TOP TEN EQUITY HOLDINGS

                                                             % OF
SECURITY DESCRIPTION                                      NET ASSETS
--------------------                                      ----------

Colgate-Palmolive Company                                    3.1%
Exxon Mobil Corporation                                      3.1%
Wal-Mart Stores, Inc.                                        3.0%
Markel Corporation                                           2.9%
Berkshire Hathaway, Inc. - Class B                           2.8%
Chevron Corporation                                          2.7%
PepisCo, Inc.                                                2.6%
Johnson & Johnson                                            2.5%
Oracle Corporation                                           2.5%
International Business Machines Corporation                  2.3%

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
    SHARES   COMMON STOCKS -- 96.1%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.7%
   100,673   Lowe's Companies, Inc. ............................   $  1,837,282
    28,175   NIKE, Inc. - Class B ..............................      1,321,126
    54,529   Omnicom Group, Inc. ...............................      1,275,979
    21,300   Toyota Motor Corporation - ADR ....................      1,348,290
    72,375   Walt Disney Company (The) .........................      1,314,330
                                                                   ------------
                                                                      7,097,007
                                                                   ------------
             CONSUMER STAPLES -- 19.1%
   102,225   Altria Group, Inc. ................................      1,637,644
    48,457   Colgate-Palmolive Company .........................      2,857,994
    29,900   Diageo plc - ADR ..................................      1,338,025
    80,141   Kraft Foods, Inc. - Class A .......................      1,786,343
    46,350   PepsiCo, Inc. .....................................      2,386,098
    38,418   Procter & Gamble Company (The) ....................      1,809,104
    87,784   SABMiller plc - ADR ...............................      1,294,814
    66,336   Walgreen Company ..................................      1,722,082
    53,547   Wal-Mart Stores, Inc. .............................      2,789,799
                                                                   ------------
                                                                     17,621,903
                                                                   ------------
             ENERGY -- 11.3%
    36,766   Chevron Corporation ...............................      2,472,146
    18,044   EOG Resources, Inc. ...............................        988,090
    41,944   Exxon Mobil Corporation ...........................      2,856,386
    27,675   Occidental Petroleum Corporation ..................      1,540,114
    33,949   Schlumberger Ltd. .................................      1,379,008
    20,044   Transocean Ltd. (a) ...............................      1,179,389
                                                                   ------------
                                                                     10,415,133
                                                                   ------------
             FINANCIALS -- 12.4%
    63,163   BB&T Corporation ..................................      1,068,718
       909   Berkshire Hathaway, Inc. - Class B (a) ............      2,563,380
    94,600   Brookfield Asset Management, Inc. - Class A .......      1,303,588
     4,730   CME Group, Inc. ...................................      1,165,425
    54,736   JPMorgan Chase & Company ..........................      1,454,883
     9,501   Markel Corporation (a) ............................      2,697,144
    40,632   T. Rowe Price Group, Inc. .........................      1,172,639
                                                                   ------------
                                                                     11,425,777
                                                                   ------------
             HEALTH CARE -- 11.0%
    35,275   Abbott Laboratories ...............................      1,682,618
    42,962   Allergan, Inc. ....................................      2,051,865
    44,590   Johnson & Johnson .................................      2,345,434
    31,675   Laboratory Corporation of America Holdings (a) ....      1,852,671
    25,925   Owens & Minor, Inc. ...............................        858,895
    38,038   Zimmer Holdings, Inc. (a) .........................      1,388,387
                                                                   ------------
                                                                     10,179,870
                                                                   ------------

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 96.1% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 7.9%
    42,150   Caterpillar, Inc. .................................   $  1,178,514
    35,744   Danaher Corporation ...............................      1,938,040
    93,392   General Electric Company ..........................        944,193
    31,991   United Parcel Service, Inc. - Class B .............      1,574,597
    39,571   United Technologies Corporation ...................      1,700,761
                                                                   ------------
                                                                      7,336,105
                                                                   ------------
             INFORMATION TECHNOLOGY -- 18.8%
    55,675   Accenture Ltd. - Class A ..........................      1,530,506
    13,839   Apple, Inc. (a) ...................................      1,454,756
    50,150   Automatic Data Processing, Inc. ...................      1,763,274
   107,819   Cisco Systems, Inc. (a) ...........................      1,808,125
     4,709   Google, Inc. - Class A (a) ........................      1,639,014
   110,711   Intel Corporation .................................      1,666,200
    21,688   International Business Machines Corporation .......      2,101,350
   104,349   Microsoft Corporation .............................      1,916,891
   100,177   Nokia Corporation - ADR ...........................      1,169,066
   128,061   Oracle Corporation ................................      2,314,062
                                                                   ------------
                                                                     17,363,244
                                                                   ------------
             MATERIALS -- 5.1%
    70,601   Albemarle Corporation .............................      1,536,984
    17,225   Potash Corporation of Saskatchewan, Inc. ..........      1,391,952
    26,149   Praxair, Inc. .....................................      1,759,566
                                                                   ------------
                                                                      4,688,502
                                                                   ------------
             TELECOMMUNICATION SERVICES -- 2.8%
    40,428   China Mobile Ltd. - ADR ...........................      1,759,426
    22,721   Millicom International Cellular S.A. (a) ..........        841,586
                                                                   ------------
                                                                      2,601,012
                                                                   ------------

             TOTAL COMMON STOCKS (Cost $111,000,588) ...........   $ 88,728,553
                                                                   ------------

================================================================================
    SHARES   EXCHANGE-TRADED FUNDS -- 1.8%                             VALUE
--------------------------------------------------------------------------------
    34,650   SPDR S&P Biotech ETF (Cost $2,285,722) ............   $  1,668,398
                                                                   ------------

================================================================================
 PAR VALUE   U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.9%              VALUE
--------------------------------------------------------------------------------
             FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 0.9%
$  419,000     due 04/06/2009 ..................................   $    418,997
   119,000     due 04/20/2009 ..................................        118,997
   247,000     due 05/13/2009 ..................................        246,951
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (Cost $784,956) .................................   $    784,945
                                                                   ------------

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   MONEY MARKET FUNDS -- 1.1%                                VALUE
--------------------------------------------------------------------------------
 1,064,876   First American Treasury Obligations Fund -
               Class Y, 0.17% (b) (Cost $1,064,876) ............   $  1,064,876
                                                                   ------------

             TOTAL INVESTMENTS AT VALUE -- 99.9%
                (Cost $115,136,142) ............................   $ 92,246,772

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....        111,395
                                                                   ------------

             NET ASSETS -- 100.0% ..............................   $ 92,358,167
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009
========================================================================================
ASSETS
   Investments in securities:
      At acquisition cost .............................................   $  115,136,142
                                                                          ==============
      At market value (Note 1) ........................................   $   92,246,772
   Dividends receivable ...............................................          186,479
   Receivable for capital shares sold .................................           69,371
   Other assets .......................................................           12,599
                                                                          --------------
      TOTAL ASSETS ....................................................       92,515,221
                                                                          --------------

LIABILITIES
   Payable for capital shares redeemed ................................           76,218
   Accrued investment advisory fees (Note 3) ..........................           63,152
   Accrued administration fees (Note 3) ...............................           12,100
   Accrued compliance fees (Note 3) ...................................            1,250
   Other accrued expenses .............................................            4,334
                                                                          --------------
      TOTAL LIABILITIES ...............................................          157,054
                                                                          --------------

NET ASSETS ............................................................   $   92,358,167
                                                                          ==============

Net assets consist of:
Paid-in capital .......................................................   $  127,555,041
Undistributed net investment income ...................................           13,272
Accumulated net realized losses from security transactions ............      (12,320,776)
Net unrealized depreciation on investments ............................      (22,889,370)
                                                                          --------------
Net assets ............................................................   $   92,358,167
                                                                          ==============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value) ..............       11,053,935
                                                                          ==============

Net asset value, offering price and redemption price per share (Note 1)   $         8.36
                                                                          ==============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2009
=====================================================================================
INVESTMENT INCOME
   Dividends (Net of foreign tax of $30,803) .........................   $  2,544,185
   Interest ..........................................................          6,847
                                                                         ------------
      TOTAL INVESTMENT INCOME ........................................      2,551,032
                                                                         ------------

EXPENSES
   Investment advisory fees (Note 3) .................................        964,137
   Administration fees (Note 3) ......................................        185,148
   Professional fees .................................................         21,915
   Custodian and bank service fees ...................................         19,741
   Compliance service fees and expenses (Note 3) .....................         18,042
   Trustees' fees and expenses .......................................         15,332
   Registration fees .................................................         13,435
   Printing of shareholder reports ...................................         13,320
   Postage and supplies ..............................................         12,690
   Insurance expense .................................................         11,273
   Other expenses ....................................................         16,377
                                                                         ------------
      TOTAL EXPENSES .................................................      1,291,410
                                                                         ------------

NET INVESTMENT INCOME ................................................      1,259,622
                                                                         ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions ....................    (12,016,458)
   Net change in unrealized appreciation (depreciation) on investments    (47,088,050)
                                                                         ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ....................    (59,104,508)
                                                                         ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...........................   $(57,844,886)
                                                                         ============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                   YEAR              YEAR
                                                                  ENDED             ENDED
                                                                 MARCH 31,         MARCH 31,
                                                                   2009              2008
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..................................   $    1,259,622    $      967,807
   Net realized gains (losses) from security transactions .      (12,016,458)       13,162,124
   Net change in unrealized appreciation
      (depreciation) on investments .......................      (47,088,050)       (8,698,751)
                                                              --------------    --------------
Net increase (decrease) in net assets from operations .....      (57,844,886)        5,431,180
                                                              --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,246,350)         (970,615)
   From net realized capital gains on security transactions       (3,235,173)      (14,895,339)
                                                              --------------    --------------
Decrease in net assets from distributions to shareholders .       (4,481,523)      (15,865,954)
                                                              --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       18,040,702        18,325,065
   Net asset value of shares issued in
      reinvestment of distributions to shareholders.. .....        4,278,733        15,101,443
   Payments for shares redeemed ...........................      (23,433,413)      (18,848,280)
                                                              --------------    --------------
Net increase (decrease) in net assets
   from capital share transactions ........................       (1,113,978)       14,578,228
                                                              --------------    --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      (63,440,387)        4,143,454

NET ASSETS
   Beginning of year ......................................      155,798,554       151,655,100
                                                              --------------    --------------
   End of year ............................................   $   92,358,167    $  155,798,554
                                                              ==============    ==============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $       13,272    $           --
                                                              ==============    ==============

CAPITAL SHARE ACTIVITY
   Sold ...................................................        1,507,925         1,201,518
   Reinvested .............................................          460,719         1,005,915
   Redeemed ...............................................       (2,184,995)       (1,221,802)
                                                              --------------    --------------
   Net increase (decrease) in shares outstanding ..........         (216,351)          985,631
   Shares outstanding at beginning of year ................       11,270,286        10,284,655
                                                              --------------    --------------
   Shares outstanding at end of year ......................       11,053,935        11,270,286
                                                              ==============    ==============

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of year ....................     $    13.82     $    14.75     $    13.99     $    13.08     $    12.30
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.11           0.10           0.10           0.07           0.07
   Net realized and unrealized gains
      (losses) on investments ...........          (5.17)          0.53           1.28           1.17           0.78
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          (5.06)          0.63           1.38           1.24           0.85
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.11)         (0.10)         (0.10)         (0.07)         (0.07)
   Distributions from
      net realized gains ................          (0.29)         (1.46)         (0.52)         (0.26)            --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.40)         (1.56)         (0.62)         (0.33)         (0.07)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $     8.36     $    13.82     $    14.75     $    13.99     $    13.08
                                              ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        (36.85)%         3.44%         10.02%          9.48%          6.91%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   92,358     $  155,799     $  151,655     $  148,923     $  138,181
                                              ==========     ==========     ==========     ==========     ==========

Ratio of expenses
  to average net assets .................          1.00%          0.96%          0.98%          0.98%          0.98%

Ratio of net investment income
  to average net assets .................          0.98%          0.60%          0.67%          0.50%          0.57%

Portfolio turnover rate .................            39%            37%            26%            39%            28%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Davenport Core Fund (formerly The Davenport Equity Fund) (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities

      o     Level 2 - other significant observable inputs

      o     Level 3 - significant unobservable inputs

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2009:

--------------------------------------------------------------------------------
                                                                   THE DAVENPORT
VALUATION INPUTS                                                     CORE FUND
--------------------------------------------------------------------------------
Level 1 - Quoted price .........................................    $ 91,461,827
Level 2 - Other significant observable inputs ..................         784,945
Level 3 - Significant unobservable inputs ......................              --
                                                                    ------------
Total ..........................................................    $ 92,246,772
                                                                    ============
--------------------------------------------------------------------------------

Repurchase agreements -- The Fund may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Fund may be delayed or limited.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

--------------------------------------------------------------------------------
                               ORDINARY         LONG-TERM
       YEAR ENDED               INCOME         CAPITAL GAINS          TOTAL
--------------------------------------------------------------------------------
     March 31, 2009           $1,246,350       $  3,235,173       $  4,481,523
     March 31, 2008           $2,627,384       $ 13,238,570       $ 15,865,954
--------------------------------------------------------------------------------

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2009:

--------------------------------------------------------------------------------
Cost of portfolio investments ...............................    $  115,440,460
                                                                 ==============
Gross unrealized appreciation ...............................    $    5,023,805
Gross unrealized depreciation ...............................       (28,217,493)
                                                                 --------------
Net unrealized depreciation .................................    $  (23,193,688)
Undistributed ordinary income ...............................            13,272
Capital loss carryforward ...................................        (2,581,964)
Post-October losses .........................................        (9,434,494)
                                                                 --------------
Accumulated deficit .........................................    $  (35,196,874)
                                                                 ==============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of March 31, 2009, the Fund had a capital loss carryforward of $2,581,964, which expires March 31, 2017. In addition, the Fund had net realized capital losses of $9,434,494 during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2010. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

FASB's Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled to $48,765,475 and $50,415,172, respectively.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such assets; and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on net assets in excess of $100 million. In addition, the Fund reimburses Ultimus for any out-of-pocket expenses incurred for providing these services.

4.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE DAVENPORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Davenport Core Fund of the Williamsburg Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Davenport Core Fund (formerly The Davenport Equity Fund) (the "Fund") (a series of the Williamsburg Investment Trust) as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Core Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP


Cincinnati, Ohio
May 21, 2009

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                            POSITION HELD         LENGTH OF
        TRUSTEE                         ADDRESS                      AGE    WITH THE TRUST       TIME SERVED
--------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.      931 Broad Street Road                72      Chairman and       Since
                                Manakin-Sabot, VA                            Trustee            June 1991

* Austin Brockenbrough III      1802 Bayberry Court, Suite 400       72      Trustee            Since
                                Richmond, VA                                                    September 1988

* John T. Bruce                 800 Main Street                      55      Trustee            Since
                                Lynchburg, VA                                                   September 1988

  Robert S. Harris              100 Darden Boulevard                 59      Trustee            Since
                                Charlottesville, VA                                             January 2007

  J. Finley Lee,  Jr.           448 Pond Apple Drive North           69      Trustee            Since
                                Naples, FL                                                      September 1988

  Richard L. Morrill            University of Richmond               69      Trustee            Since
                                Richmond, VA                                                    March 1993

  Harris V. Morrissette         100 Jacintoport Boulevard            49      Trustee            Since
                                Saraland, AL                                                    March 1993

  Samuel B. Witt III            302 Clovelly Road                    73      Trustee            Since
                                Richmond, VA                                                    November 1988

  Joseph L. Antrim III          One James Center                     63      President          Since
                                901 E. Cary Street                                              November 1997
                                Richmond, VA

  John P. Ackerly IV            One James Center                     45      Vice President     Since
                                901 E. Cary Street                                              November 1997
                                Richmond, VA

  Robert G. Dorsey              225 Pictoria Drive, Suite 450        52      Vice President     Since
                                Cincinnati, OH                                                  November 2000

  Mark J. Seger                 225 Pictoria Drive, Suite 450        47      Treasurer          Since
                                Cincinnati, OH                                                  November 2000

  John F. Splain                225 Pictoria Drive, Suite 450        52      Secretary          Since
                                Cincinnati, OH                                                  November 2000

  Tina H. Bloom                 225 Pictoria Drive, Suite 450        40      Chief Compliance   Since
                                Cincinnati, OH                               Officer            August 2006

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE DAVENPORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P.  Ackerly  IV is Senior  Vice  President  and  Portfolio  Manager  of the
Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice  President of  Administration  of Ultimus Fund  Solutions,
LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT CORE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2008 through March 31, 2009).

The table below illustrates the Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                   BEGINNING         ENDING
                                 ACCOUNT VALUE    ACCOUNT VALUE   EXPENSES PAID
                                OCTOBER 1, 2008   MARCH 31, 2009  DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00        $  717.20         $4.54

Based on Hypothetical 5% Return
   (before expenses)               $1,000.00        $1,019.65         $5.34
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.06% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE DAVENPORT CORE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund's website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended March 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,246,350 as taxed at a maximum rate of 15%, as well as $3,235,173 as long-term capital gain distributions. For the fiscal year ended March 31, 2009, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Core Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on both the short-term and the long-term performance of the Fund (which exceeded the returns of both its primary benchmark (the S&P 500 Index) and the average of funds within its Lipper category) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided quality portfolio managment services to the Fund; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; (iii) the total operating expense ratio of the Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Fund's shareholders by executing portfolio transactions at no cost to the Fund.

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE DAVENPORT CORE FUND

                  INVESTMENT ADVISER
                  Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219-4037

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  1-800-281-3217

                  CUSTODIAN
                  US Bank
                  425 Walnut Street
                  Cincinnati, Ohio 45202

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt III

                  OFFICERS
                  Joseph L. Antrim III, President
                  John P. Ackerly IV, Vice President

================================================================================

DAVENPORT
----------------
ASSET MANAGEMENT


Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE o SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                 FBP VALUE FUND
                                FBP BALANCED FUND

                                 AUGUST 1, 2009

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
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                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
DESCRIPTION OF BOND RATINGS................................................... 8
INVESTMENT LIMITATIONS........................................................11
TRUSTEES AND OFFICERS.........................................................13
INVESTMENT ADVISER............................................................17
ADMINISTRATOR.................................................................19
DISTRIBUTOR...................................................................20
OTHER SERVICE PROVIDERS.......................................................20
PORTFOLIO SECURITIES AND BROKERAGE............................................20
SPECIAL SHAREHOLDER SERVICES..................................................22
PURCHASE OF SHARES............................................................23
REDEMPTION OF SHARES..........................................................24
NET ASSET VALUE DETERMINATION.................................................24
FUND EXPENSES.................................................................25
ADDITIONAL TAX INFORMATION....................................................25
GENERAL INFORMATION ABOUT THE TRUST...........................................27
CALCULATION OF PERFORMANCE DATA...............................................30
FINANCIAL STATEMENTS AND REPORTS..............................................33
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................34

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2009. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.


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               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the "Balanced Fund") and the FBP Value Fund (the "Value Fund") are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

The Funds will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic


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securities,  they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S.
and  foreign  economies  could  affect  foreign   securities  values.  The  U.S.
Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity


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

date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.


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

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. The Balanced Fund may invest in asset-backed securities backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by

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

broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission ("SEC") Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held;
(3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.


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

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund may invest to a limited extent in fixed income securities which are rated lower than A by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Ratings Ltd. Issues rated lower than A are speculative in certain respects.

(See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by Standard & Poor's or Fitch to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgment, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. Neither Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Highest credit quality. 'AAA' rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. 'AA' rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. 'A' rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

      BBB: Good credit quality. 'BBB' rating indicates that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

      BB: Speculative. 'BB' rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

      B: Highly speculative. 'B' rating indicates that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

To provide more detailed indications of credit quality, ratings below AAA may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;

(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                                                 Principal Occupation(s) During         Trust
                                       Length of         Position(s) Held               Past 5 Years and               Overseen
Name, Address and Age                 Time Served           with Trust         Directorships of Public Companies      by Trustee
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 72)      Since               Trustee;         President and Managing Director of          10
1802 Bayberry Court, Suite 400       September 1988     Vice President of     Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                               The Jamestown Funds    Inc., Richmond, Virginia; Director
                                                                              of Tredegar Corporation (plastics
                                                                              manufacturer) and Wilkinson O'Grady
                                                                              & Co. Inc. (global asset manager)

*John T. Bruce (age 55)                  Since               Trustee;         President, Director and member of           10
800 Main Street                      September 1988        President of       Executive Committee of Flippin,
Lynchburg, Virginia 24504                              the Flippin, Bruce &   Bruce & Porter, Inc., Lynchburg,
                                                           Porter Funds       Virginia

*Charles M. Caravati, Jr. (age 72)       Since               Chairman         Retired physician; retired                  10
931 Broad Street Road                  June 1991           and Trustee        President of Dermatology Associates
Manakin-Sabot, Virginia 23103                                                 of Virginia, P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 59)        Since               Trustee          C. Stewart Sheppard Professor of            10
100 Darden Boulevard                  January 2007                            Business Administration at The
Charlottesville, Virginia 22903                                               Darden Graduate School of Business
                                                                              Administration at the University of
                                                                              Virginia; prior to August 2005, the
                                                                              Dean at The Darden Graduate School;
                                                                              consultant to corporations and
                                                                              government agencies

J. Finley Lee, Jr., Ph.D. (age 69)       Since               Trustee          Financial consultant and the Julian         10
448 Pond Apple Drive North           September 1988                           Price Professor Emeritus,
Naples, Florida 34119                                                         University of North Carolina

Richard L. Morrill, Ph.D. (age 70)       Since               Trustee          Chancellor of the University of             10
G19 Boatwright Library                 March 1993                             Richmond; Director of Tredegar
Richmond, Virginia 23173                                                      Corporation (plastics manufacturer)
                                                                              and Albemarle Corporation (polymers
                                                                              and chemicals manufacturer)

Harris V. Morrissette (age 49)           Since               Trustee          President of China Doll Rice and            10
100 Jacintoport Boulevard              March 1993                             Beans, Inc. and Dixie Lily Foods;
Saraland, Alabama 36571                                                       Chairman of Azalea Aviation, Inc.
                                                                              (airplane fueling); Director of
                                                                              BancTrust Financial Group, Inc.
                                                                              (bank holding company); prior to
                                                                              June 2007, Chief Executive Officer
                                                                              of Marshall Biscuit Co. Inc.

Samuel B. Witt, III (age 73)             Since               Trustee          Retired Senior Vice President and           10
302 Clovelly Road                    November 1988                            General Counsel of Stateside
Richmond, Virginia 23221                                                      Associates, Inc. (state and local
                                                                              government relations consultants);
                                                                              Director of The Swiss Helvetia
                                                                              Fund, Inc. (closed-end investment
                                                                              company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 45)               Since          Vice President of     Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street   November 1997      The Davenport Core    Richmond, Virginia
Richmond, Virginia 23219                                         Fund

Margaret H. Alves (age 37)                 Since        Compliance Officer of   Chief Compliance Officer and Director of Leavell
210 St. Joseph Street                  February 2006    The Government Street   Investment Management, Inc., Mobile, Alabama; prior
Mobile, Alabama 36602                                           Funds           to April 2006, associate attorney with Alford,
                                                                                Clausen  & McDonald, LLC

Joseph L. Antrim, III (age 64)             Since             President of       Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street   November 1997      The Davenport Core    LLC, Richmond, Virginia
Richmond, Virginia 23219                                         Fund

Tina H. Bloom (age 40)                     Since           Chief Compliance     Vice President of Ultimus Fund Solutions, LLC (the
225 Pictoria Drive, Suite 450           August 2006            Officer          Trust's administrator) and Vice President of
Cincinnati, Ohio 45246                                                          Ultimus Fund Distributors, LLC (the Trust's
                                                                                principal underwriter)

Austin Brockenbrough, IV (age 40)          Since          Vice President of     Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400          August 2006      The Jamestown Select   Inc., Richmond, Virginia
Richmond, Virginia 23226                                         Fund

Charles M. Caravati, III (age 43)          Since             President of       Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400         January 1996         The Jamestown       Inc., Richmond, Virginia
Richmond, Virginia 23226                                Balanced Fund and The
                                                        Jamestown Equity Fund
                                                        and Vice President of
                                                         The Jamestown Select
                                                                 Fund

Robert G. Dorsey (age 52)                  Since            Vice President      Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                            and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John M. Flippin (age 67)                   Since        Vice President of the   Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988       Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                    Porter Funds

John H. Hanna, IV (age 53)                 Since        Vice President of the   Vice President, Director and member of Executive
800 Main Street                        February 2007       Flippin, Bruce &     Committee of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                                    Porter Funds       Lynchburg, Virginia

Timothy S. Healey (age 56)                 Since          Vice President of     Executive Vice President and Chief Investment
800 Shades Creek Parkway, Suite 585    January 1995     The Government Street   Officer of Leavell Investment Management, Inc.,
Birmingham, Alabama 35209                                Mid-Cap Fund and The   Mobile, Alabama
                                                        Alabama Tax Free Bond
                                                                 Fund

Joseph A. Jennings, III (age 47)           Since             President of       Portfolio Manager of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400           June 2005          The Jamestown       Inc., Richmond, Virginia
Richmond, Virginia 23219                                 Tax Exempt Virginia
                                                                 Fund

Thomas W. Leavell (age 66)                 Since             President of       President and Chief Executive Officer of Leavell
210 St. Joseph Street                  February 2004    The Government Street   Investment Management, Inc., Mobile, Alabama
Mobile, Alabama 36602                                           Funds

David J. Marshall (age 52)                 Since        Vice President of the   Secretary, Director and member of Executive
800 Main Street                        February 2007       Flippin, Bruce &     Committee of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                                    Porter Funds       Lynchburg, Virginia

Denise C. Peters (age 53)                  Since        Compliance Officer of   First Vice President and Chief Compliance Officer
One James Center, 901 E. Cary Street   February 2007      The Davenport Core    for Davenport Asset Management Division of
Richmond, Virginia 23219                                         Fund           Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 68)            Since          Vice President of     Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988     the Flippin, Bruce &   Lynchburg, Virginia
Lynchburg, Virginia 24504                                    Porter Funds

Page T. Reece (age 52)                     Since        Compliance Officer of   Chief Compliance Officer and Director of Operations
1802 Bayberry Court, Suite 400        September 2004     The Jamestown Funds    of Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                                        Richmond, Virginia

Teresa L. Sanderson (age 46)               Since          Compliance Officer    Chief Compliance Officer and a Principal of
800 Main Street                       September 2004       of the Flippin,      Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                Bruce & Porter Funds

Mark J. Seger (age 47)                     Since              Treasurer         Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                            and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 52)                   Since              Secretary         Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                            and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 58)                  Since          Vice President of     Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993          The Jamestown       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Balanced Fund and The
                                                        Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 61)         Since             President of       Managing Director of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400         February 2002     The Jamestown Select   Inc., Richmond, Virginia
Richmond, Virginia 23226                                    Fund and Vice
                                                           President of The
                                                          Jamestown Balanced
                                                             Fund and The
                                                        Jamestown Equity Fund


* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met five times during the fiscal year ended March 31, 2009.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2009. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2009.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2009.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.

                                                               Aggregate Dollar
                                   Dollar Range of            Range of Shares of
                                 Shares of the Funds          All Funds in Trust
Name of Trustee                   Owned by Trustee           Overseen by Trustee
--------------------------------------------------------------------------------
Austin Brockenbrough, III        Balanced Fund: None            Over $100,000
                                  Value Fund: None

John T. Bruce               Balanced Fund: Over $100,000        Over $100,000
                              Value Fund: Over $100,000

Charles M. Caravati, Jr.    Balanced Fund: Over $100,000        Over $100,000
                                  Value Fund: None

INDEPENDENT TRUSTEES:
Robert S. Harris                 Balanced Fund: None          $10,001 - $50,000
                              Value Fund: $1 - $10,000

J. Finley Lee, Jr.               Balanced Fund: None          $50,001 - $100,000
                                  Value Fund: None

Richard L. Morrill               Balanced Fund: None            Over $100,000
                           Value Fund: $50,001 - $100,000

Harris V. Morrissette        Balanced Fund: $1 - $10,000        Over $100,000
                              Value Fund: $1 - $10,000

Samuel B. Witt, III                Balanced Fund: None          Over $100,000
                                  Value Fund: None

As of July 1, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 13.0% of the outstanding shares of the Value Fund and 15.7% of the outstanding shares of the Balanced Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2009 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                          Pension or     Estimated
                            Aggregate     Retirement       Annual      Total Compensation
                           Compensation    Benefits    Benefits Upon     From all Funds
Trustee                   From the Funds    Accrued      Retirement     within the Trust
------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.     $ 2,545         None           None            $ 14,000
Robert S. Harris               3,818         None           None              21,000
J. Finley Lee, Jr.             3,364         None           None              18,500
Richard L. Morrill             3,818         None           None              21,000
Harris V. Morrissette          4,091         None           None              22,500
Samuel B. Witt, III            4,182         None           None              23,000
Erwin H. Will, Jr.*            1,000         None           None               5,500

*     Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. Each Fund's Advisory Agreement is effective until April 1, 2010 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2009, 2008, and 2007, the Value Fund paid the Adviser advisory fees of $183,500 (which was net of voluntary fee waivers of $33,953), $393,876 and $414,554, respectively. For the fiscal years ended March 31, 2009, 2008 and 2007, the Balanced Fund paid the Adviser advisory fees of $286,114 (which was net of voluntary fee waivers of $22,283), $452,156 and $452,725, respectively.

By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed (as of March 31, 2009)
----------------------

John T. Bruce, the Funds' Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.
None of these accounts has an advisory fee based on the performance of the account.

--------------------------------------------------------------------------------------------------------------------------
                                                        Number                          Number of        Total Assets in
     Name of                                              of      Total Assets in     Accounts with       Accounts with
    Portfolio                                          Accounts      Accounts      Advisory Fee Based   Advisory Fee Based
     Manager                Type of Accounts            Managed       Managed        on Performance       on Performance
--------------------------------------------------------------------------------------------------------------------------
John T. Bruce       Registered investment companies:       0            $ 0                 0                  $ 0
                    Other pooled investment vehicles:      0            $ 0                 0                  $ 0
                    Other accounts:                       49       $130,682,738             0                  $ 0
--------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Manager's compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser's profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares
------------------------

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2009.

--------------------------------------------------------------------------------
     Name of                                         Dollar Value of Fund Shares
Portfolio Manager   Fund Shares Beneficially Owned       Beneficially Owned
--------------------------------------------------------------------------------
John T. Bruce                 Value Fund                $500,001 - $1,000,000
                             Balanced Fund              $500,001 - $1,000,000
--------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2009, 2008, and 2007, the Value Fund paid administration fees to the Administrator of $51,674, $74,975 and $78,258, respectively, and the Balanced Fund paid administration fees to the Administrator of $61,254, $83,417 and $83,467, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Funds pay the Administrator an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on total average net assets in excess of $100 million. For the fiscal years ended March 31, 2009, 2008 and 2007, the Value Fund paid compliance service fees to the Administrator of $8,954, $9,439 and $6,413, respectively, and the Balanced Fund paid compliance service fees to the Administrator of $8,951, $9,551 and $6,481, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Value Fund were $38,354, $61,445 and $35,367, respectively. During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Balanced Fund were $37,159, $51,804 and $21,648, respectively. The primary reason for the higher brokerage commissions paid by each Fund during the fiscal year ended March 31, 2008 was a higher level of portfolio turnover during that year.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2009, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $15,696,059 and $37,754, respectively, for the Value Fund and $16,048,567 and $36,799, respectively, for the Balanced Fund.

As of March 31, 2009, the Balanced Fund held debt securities issued by the parent company of Credit Suisse Securities (USA) LLC (the market value of which was $752,711). Credit Suisse Securities (USA) LLC is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized the Funds to make payment in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2009, the Value Fund and the Balanced Fund had capital loss carryforwards of $2,475,616 and $1,823,332, respectively, which expire on March 31, 2017. In addition, the Value Fund and the Balanced Fund had net realized capital losses of $2,925,563 and $1,957,545, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and shares of The Davenport Core Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Funds' ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.fbpinc.com. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

---------------------------------------------------------------------------------------------------------------------------
          NAME OF                                                                               RECEIPT OF COMPENSATION OR
     RATING OR RANKING                                     TIMING OF RELEASE AND CONDITIONS OR  OTHER CONSIDERATION BY THE
       ORGANIZATION              INFORMATION PROVIDED              RESTRICTIONS ON USE           FUNDS OR AFFILIATED PARTY
---------------------------------------------------------------------------------------------------------------------------

Morningstar, Inc.            CUSIP, description,           Provided quarterly, with a 30-day               None
                             shares/par, market value      lag. No formal conditions or
                                                           restrictions.
---------------------------------------------------------------------------------------------------------------------------
Lipper                       CUSIP, description,           Provided quarterly, with a 30-day               None
                             shares/par                    lag. No formal conditions or
                                                           restrictions. Lipper indicates
                                                           that it will not trade based on
                                                           the Funds' portfolio information,
                                                           and it prohibits its employees
                                                           from any such trading.
---------------------------------------------------------------------------------------------------------------------------

Bloomberg L.P.               CUSIP, shares/par, market     Provided quarterly, with a 30-day               None
                             value                         lag. No formal conditions or
                                                           restrictions. Bloomberg indicates
                                                           that it requires all employees to
                                                           sign confidentiality agreements
                                                           acknowledging all information
                                                           received during their employment
                                                           must be used for legitimate
                                                           business purposes only.
---------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.       CUSIP, description,           Provided quarterly, with a 30-day               None
                             shares/par, market value,     lag. No formal conditions or
                             coupon, maturity date, % of   restrictions.  S&P indicates that
                             net assets                    its employees are required to
                                                           follow a code of business conduct
                                                           that prohibits them from using
                                                           portfolio information for anything
                                                           other than performing their job
                                                           responsibilities, and S&P
                                                           employees must certify annually
                                                           that they have followed this code
                                                           of business conduct.
---------------------------------------------------------------------------------------------------------------------------
Thomson Financial            CUSIP, shares/par, market     Provided quarterly, with a 30-day               None
                             value, cost basis             lag. No formal conditions or
                                                           restrictions. Thomson Financial
                                                           indicates that it requires all
                                                           employees to sign confidentiality
                                                           agreements acknowledging that all
                                                           information received during their
                                                           employment must be used for
                                                           legitimate business purposes only.
---------------------------------------------------------------------------------------------------------------------------


            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of July 1, 2009, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust and the Flippin, Bruce & Porter, Inc. Employee Stock Ownership and Savings Plan, P.O. Box 6138, Lynchburg, Virginia 24505, collectively owned of record 10.1% of the outstanding shares of the Value Fund and 13.3% of the outstanding shares of the Balanced Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2009:

                                 One Year    Five Years    Ten Years
                                 --------    ----------    ---------
      FBP Value Fund              -41.78%      -8.62%        -2.72%
      FBP Balanced Fund           -29.15%      -4.56%         0.03%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2009 were 1.40% and 2.74%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2009, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

                      STATEMENT OF POLICIES AND PROCEDURES
                            RELATING TO PROXY VOTING

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES
----------

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

      Developing, updating and implementing the policies and procedures. Overseeing the proxy voting process.
      Monitoring   legislative  and  corporate   governance   developments   and
      coordinating any communication related to proxy issues.
      Meeting regularly as necessary to fulfill its responsibilities.
      Annual review of all proxy policies.

All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive

Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines WITHOUT consulting an independent third party. (See XII. MATERIALITY) A holding will be considered to be immaterial if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. GENERAL PHILOSOPHY- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. BOARD OF DIRECTORS - Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting - FBP will generally support proposals calling for the election of directors by a majority vote.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership. FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII. MISCELLANEOUS GOVERNANCE PROVISIONS - Confidential Voting - FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.
FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. CAPITAL STRUCTURE - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth. FBP will generally vote in favor of proposals to allow shareholders advisory approval of senior executive compensation practices. Advisory votes provide shareholder feedback without constraining a board's ability to set compensation policy.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan;
d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. MATERIALITY - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be immaterial. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

--------------------------------------------------------------------------------

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS


                         ==============================
                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                  ANNUAL REPORT
                                 March 31, 2009

                                  NO-LOAD FUNDS

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                              MAY 14, 2009
================================================================================

Enclosed is our report on the performance of the FBP Balanced Fund and the FBP Value Fund for the annual period ended March, 31, 2009. Additionally, we will comment on the positive reaction of the market and your Fund shares as a result of the substantial change in investor sentiment since the early part of March.

The past year was the most difficult twelve-month period we have experienced in our investment careers. Escalating energy prices and the bursting of the real estate bubble exposed the excessive debt that corporations, financial institutions and individuals had accumulated over the course of the previous business cycles. This debt became a huge cloud over the world's economic system. As real estate and other asset values began to decline, a vicious cycle of deleveraging forces pushed prices lower and lower, resulting in the most severe financial crisis in decades.

Investors shrugged off the rescues of Countrywide and Bear Stearns in early 2008, but by September a number of other financial companies were in distress. After repeatedly indicating that the companies were adequately capitalized, the Federal Government, prompted by the rising tide of mortgage foreclosures, effectively nationalized Fannie Mae and Freddie Mac. That action, combined with the decision to allow Lehman Brothers to go into bankruptcy, badly shook investors' confidence and led them to conclude that the financial system was on shaky ground. A few days later AIG was also effectively nationalized, adding to the panic and fear. All but the safest investments came under pressure - even the safety of short-term money market funds and bank deposits was being questioned. The credit markets seized up and fear became widespread.

The news from Wall Street hit Main Street hard. Retail and industrial sales quickly slowed as consumers and businesses became very cautious in their spending and outlook for the future. It became obvious very quickly that the economy was in a deep recession. GDP plummeted and unemployment shot up, adding to the doubts about personal financial stability.

In response, multiple, coordinated worldwide monetary and fiscal plans were implemented to re-inflate the world's economies. The Federal Reserve and the U.S. government reacted with aggressive policies, including lowering interest rates, increasing the money supply, passing fiscal stimulus packages and creating programs to stabilize asset values. In January, the incoming Obama Administration made improving the economy its top priority. Congress passed an enormous spending bill to stimulate economic activity and the Obama Administration increased its regulation of the banking system by initiating a stress test for the largest institutions. The test was designed to assure that the banks could function even if economic conditions worsened. It now appears that these actions are working. The economy and financial markets have shown signs of stabilizing and confidence is being restored. We do have concerns about the long-term impact on our capitalist system of increased government debt and regulation, but the short-term impact has been positive.

The S&P 500 Index ("S&P 500") returned -38.1% over the last year. From its peak in late 2007, the market decline of more than 50% is comparable to the bear markets of the

1970s and 1930s. Every sector in the S&P 500 posted negative returns, with Financials, Industrials and Materials posting the worst. The Funds were similarly affected by this difficult period, with the Balanced Fund falling 29.2% and the Value Fund dropping 41.8%. The Funds' exposure to Financials was the largest drag on performance relative to the S&P 500, accounting for all of the underperformance with Bank of America, AIG and Lincoln Financial being the largest detractors from performance. The Funds' Industrials holdings also underperformed, but that was more than offset by positive relative performance in both the Consumer Discretionary and Health Care sectors. Family Dollar Stores and Kohl's were our top performing consumer stocks while Amgen led our holdings in the Health Care sector. Balanced Fund returns were helped by the Fund's allocation to fixed income assets. The Balanced Fund's fixed income holdings emphasized short-term investment grade issues, which produced positive returns and helped protect principal in a challenging environment.

As we wrote in our most recent quarterly letter, improvements in the market appeared in early March and are encouraging. In our view, Wall Street sentiment has improved dramatically and earnings reports have been generally better than expected. Stocks have rebounded strongly, up more than 30% from the March 9th lows. The Funds have also responded positively, outpacing the S&P 500 in this initial recovery. The current rally is more powerful in its breadth than other recent moves and is being led by sectors that usually perform well in the beginning stages of an economic recovery. The banks' stress test results have been released and the tests indicate that, while some need additional capital, the banks are healthier than was feared and should be able to absorb further losses as the economy gradually recovers. The markets are now looking forward. While the path will not be straight up, we are optimistic that the recovery is underway and the outlook for investors will be brighter.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and staff. We thank you for your continued confidence and investment in The Flippin, Bruce and Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager
May 14, 2009

DATA PRESENTED REFLECTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it's accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2009, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpinc.com.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED)
================================================================================

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500 Index, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% of its investable assets in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

                               STANDARD & POOR'S
       FBP VALUE FUND              500 INDEX            CONSUMER PRICE INDEX
    --------------------      --------------------      --------------------
    DATE          VALUE       DATE          VALUE       DATE          VALUE
    ----         -------      ----         -------      ----         -------
    03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000
    06/30/99      11,347      06/30/99      10,705      06/30/99      10,091
    09/30/99       9,853      09/30/99      10,036      09/30/99      10,145
    12/31/99      10,119      12/31/99      11,530      12/31/99      10,225
    03/31/00       9,460      03/31/00      11,794      03/31/00      10,322
    06/30/00       9,120      06/30/00      11,481      06/30/00      10,425
    09/30/00       9,485      09/30/00      11,370      09/30/00      10,504
    12/31/00       9,925      12/31/00      10,480      12/31/00      10,583
    03/31/01      10,139      03/31/01       9,237      03/31/01      10,687
    06/30/01      10,891      06/30/01       9,778      06/30/01      10,802
    09/30/01       9,571      09/30/01       8,343      09/30/01      10,790
    12/31/01      11,055      12/31/01       9,234      12/31/01      10,784
    03/31/02      11,070      03/31/02       9,260      03/31/02      10,809
    06/30/02       9,660      06/30/02       8,019      06/30/02      10,930
    09/30/02       8,033      09/30/02       6,634      09/30/02      10,984
    12/31/02       8,655      12/31/02       7,193      12/31/02      11,021
    03/31/03       8,124      03/31/03       6,967      03/31/03      11,130
    06/30/03       9,731      06/30/03       8,039      06/30/03      11,154
    09/30/03      10,176      09/30/03       8,252      09/30/03      11,221
    12/31/03      11,418      12/31/03       9,257      12/31/03      11,215
    03/31/04      11,910      03/31/04       9,414      03/31/04      11,319
    06/30/04      12,050      06/30/04       9,576      06/30/04      11,495
    09/30/04      11,614      09/30/04       9,397      09/30/04      11,519
    12/31/04      12,652      12/31/04      10,264      12/31/04      11,610
    03/31/05      12,464      03/31/05      10,044      03/31/05      11,751
    06/30/05      12,753      06/30/05      10,181      06/30/05      11,911
    09/30/05      12,967      09/30/05      10,548      09/30/05      12,033
    12/31/05      13,393      12/31/05      10,768      12/31/05      12,107
    03/31/06      13,963      03/31/06      11,222      03/31/06      12,174
    06/30/06      13,795      06/30/06      11,060      06/30/06      12,407
    09/30/06      14,841      09/30/06      11,687      09/30/06      12,493
    12/31/06      15,759      12/31/06      12,469      12/31/06      12,345
    03/31/07      15,579      03/31/07      12,549      03/31/07      12,467
    06/30/07      16,509      06/30/07      13,337      06/30/07      12,740
    09/30/07      16,154      09/30/07      13,608      09/30/07      12,738
    12/31/07      14,657      12/31/07      13,154      12/31/07      12,877
    03/31/08      13,035      03/31/08      11,912      03/31/08      12,969
    06/30/08      11,718      06/30/08      11,587      06/30/08      13,272
    09/30/08      11,466      09/30/08      10,617      09/30/08      13,422
    12/31/08       8,456      12/31/08       8,287      12/31/08      13,014
    03/31/09       7,589      03/31/09       7,375      03/31/09      12,999

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(UNAUDITED) (CONTINUED)
================================================================================

                               FBP BALANCED FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                              [LINE GRAPH OMITTED]

                              STANDARD & POOR'S
     FBP BALANCED FUND            500 INDEX            CONSUMER PRICE INDEX
     ------------------      --------------------      --------------------
     DATE        VALUE       DATE          VALUE       DATE          VALUE
     ----       -------      ----         -------      ----         -------
     03/31/99   $10,000      03/31/99     $10,000      03/31/99     $10,000
     06/30/99    10,878      06/30/99      10,705      06/30/99      10,091
     09/30/99     9,884      09/30/99      10,036      09/30/99      10,145
     12/31/99    10,236      12/31/99      11,530      12/31/99      10,225
     03/31/00     9,812      03/31/00      11,794      03/31/00      10,322
     06/30/00     9,511      06/30/00      11,481      06/30/00      10,425
     09/30/00     9,895      09/30/00      11,370      09/30/00      10,504
     12/31/00    10,344      12/31/00      10,480      12/31/00      10,583
     03/31/01    10,533      03/31/01       9,237      03/31/01      10,687
     06/30/01    11,063      06/30/01       9,778      06/30/01      10,802
     09/30/01    10,299      09/30/01       8,343      09/30/01      10,790
     12/31/01    11,371      12/31/01       9,234      12/31/01      10,784
     03/31/02    11,346      03/31/02       9,260      03/31/02      10,809
     06/30/02    10,358      06/30/02       8,019      06/30/02      10,930
     09/30/02     9,242      09/30/02       6,634      09/30/02      10,984
     12/31/02     9,810      12/31/02       7,193      12/31/02      11,021
     03/31/03     9,513      03/31/03       6,967      03/31/03      11,130
     06/30/03    10,881      06/30/03       8,039      06/30/03      11,154
     09/30/03    11,245      09/30/03       8,252      09/30/03      11,221
     12/31/03    12,254      12/31/03       9,257      12/31/03      11,215
     03/31/04    12,670      03/31/04       9,414      03/31/04      11,319
     06/30/04    12,747      06/30/04       9,576      06/30/04      11,495
     09/30/04    12,426      09/30/04       9,397      09/30/04      11,519
     12/31/04    13,240      12/31/04      10,264      12/31/04      11,610
     03/31/05    13,076      03/31/05      10,044      03/31/05      11,751
     06/30/05    13,298      06/30/05      10,181      06/30/05      11,911
     09/30/05    13,454      09/30/05      10,548      09/30/05      12,033
     12/31/05    13,790      12/31/05      10,768      12/31/05      12,107
     03/31/06    14,227      03/31/06      11,222      03/31/06      12,174
     06/30/06    14,150      06/30/06      11,060      06/30/06      12,407
     09/30/06    14,964      09/30/06      11,687      09/30/06      12,493
     12/31/06    15,674      12/31/06      12,469      12/31/06      12,345
     03/31/07    15,607      03/31/07      12,549      03/31/07      12,467
     06/30/07    16,323      06/30/07      13,337      06/30/07      12,740
     09/30/07    16,166      09/30/07      13,608      09/30/07      12,738
     12/31/07    15,237      12/31/07      13,154      12/31/07      12,877
     03/31/08    14,160      03/31/08      11,912      03/31/08      12,969
     06/30/08    13,177      06/30/08      11,587      06/30/08      13,272
     09/30/08    13,033      09/30/08      10,617      09/30/08      13,422
     12/31/08    10,646      12/31/08       8,287      12/31/08      13,014
     03/31/09    10,033      03/31/09       7,375      03/31/09      12,999

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2009)

                                       1 YEAR       5 YEARS       10 YEARS
                                       ------       -------       --------
FBP Value Fund                         -41.78%       -8.62%        -2.72%
FBP Balanced Fund                      -29.15%       -4.56%         0.03%
Standard & Poor's 500 Index            -38.09%       -4.76%        -3.00%
Consumer Price Index                     0.23%        2.81%         2.66%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do reflect the deduction of taxes a shareholder would pay on the Funds' distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

GENERAL INFORMATION
---------------------------------------
Net Asset Value Per Share       $ 12.02
Total Net Assets  (Millions)    $  20.6
Current Net Expense Ratio         1.07%
Portfolio Turnover                  16%
Fund Inception Date             7/30/93


                           FBP VALUE  S&P 500
STOCK CHARACTERISTICS         FUND     INDEX
---------------------------------------------
Number of Stocks                 42      500
Weighted Avg Market
  Capitalization  (Billions)  $56.7    $66.7
Price-to-Earnings Ratio
  (IBES 1 Yr. Forecast EPS)    10.6     12.6
Price-to-Book Value             1.4      1.8


ASSET ALLOCATION
---------------------------------------------

[PIE CHART OMITTED]

Cash Equivalents                 2.1%
Stocks                          97.9%


SECTOR DIVERSIFICATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                  (% OF NET ASSETS)

                                 FBP Value    S&P 500
SECTOR DIVERSIFICATION              Fund       Index
-----------------------------------------------------
Consumer Discretionary             16.0%         8.8%
Consumer Staples                   13.2%        12.8%
Energy                              4.7%        13.0%
Financials                         11.7%        10.8%
Health Care                        17.9%        15.3%
Industrials                        10.0%         9.7%
Information Technology             22.4%        18.0%
Materials                           2.0%         3.3%
Telecommunication Services          0.0%         4.0%
Utilities                           0.0%         4.3%
Cash Equivalents                    2.1%         0.0%


TEN LARGEST EQUITY HOLDINGS              % OF NET ASSETS
---------------------------              ---------------
International Business Machines Corporation    6.6%
Wal-Mart Stores, Inc.                          4.8%
Travelers Companies, Inc. (The)                4.3%
JPMorgan Chase & Company                       4.1%
Johnson & Johnson                              3.8%
WellPoint, Inc.                                3.8%
Kohl's Corporation                             3.7%
Best Buy Company, Inc.                         3.7%
Cisco Systems, Inc.                            3.7%
Pfizer, Inc.                                   3.6%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

GENERAL INFORMATION
---------------------------------------
Net Asset Value Per Share       $ 10.97
Total Net Assets  (Millions)    $  34.2
Current Net Expense Ratio         1.00%
Portfolio Turnover                  24%
Fund Inception Date              7/3/89


ASSET ALLOCATION
---------------------------------------------

[PIE CHART OMITTED]

Cash Equivalents                 3.1%
Fixed Income                    35.0%
Stocks                          61.9%


STOCK PORTFOLIO (61.9% OF FUND)
--------------------------------------------------------------------------------
Number of Stocks                   51
Weighted Avg Market
   Capitalization  (Billions)  $ 56.2
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS)     10.6
Price-to-Book Value               1.4


FIVE LARGEST SECTORS           % OF NET ASSETS
--------------------           ---------------
Information Technology              12.5%
Health Care                         10.3%
Consumer Discretionary               9.7%
Consumer Staples                     8.8%
Financials                           7.5%


TEN LARGEST EQUITY HOLDINGS    % OF NET ASSETS
---------------------------    ---------------
International Business
   Machines Corporation              3.7%
JPMorgan Chase & Company             2.7%
Wal-Mart Stores, Inc.                2.6%
Pfizer, Inc.                         2.6%
Travelers Companies, Inc. (The)      2.5%
Johnson & Johnson                    2.3%
WellPoint, Inc.                      2.1%
Cisco Systems, Inc.                  2.0%
Best Buy Company, Inc.               1.9%
Home Depot, Inc. (The)               1.8%


FIXED INCOME PORTFOLIO (35.0% OF FUND)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities      16
Average Quality                         A
Average Weighted Maturity        1.7 yrs.
Average Effective Duration       1.4 yrs.


SECTOR BREAKDOWN               % OF NET ASSETS
----------------               ---------------
U.S. Treasury                        2.3%
Government Agency                    6.8%
Corporate                           25.9%

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 97.9%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.0%
Best Buy Company, Inc. ............................       20,000   $    759,200
Home Depot, Inc. (The) ............................       28,000        659,680
KB Home ...........................................       25,500        336,090
Kohl's Corporation (a) ............................       18,000        761,760
Macy's, Inc. ......................................       26,500        235,850
McGraw-Hill Companies, Inc. (The) .................       18,000        411,660
Wyndham Worldwide Corporation .....................       34,300        144,060
                                                                   ------------
                                                                      3,308,300
                                                                   ------------
CONSUMER STAPLES -- 13.2%
Avon Products, Inc. ...............................       20,000        384,600
CVS Caremark Corporation ..........................       18,000        494,820
Kimberly-Clark Corporation ........................        7,800        359,658
Sysco Corporation .................................       10,000        228,000
Walgreen Company ..................................       10,000        259,600
Wal-Mart Stores, Inc. .............................       19,000        989,900
                                                                   ------------
                                                                      2,716,578
                                                                   ------------
ENERGY -- 4.7%
BJ Services Company ...............................       27,000        268,650
Pioneer Natural Resources Company .................       15,600        256,932
Royal Dutch Shell PLC - Class A - ADR .............       10,000        443,000
                                                                   ------------
                                                                        968,582
                                                                   ------------
FINANCIALS -- 11.7%
American Express Company ..........................       15,000        204,450
Comerica, Inc. ....................................        3,000         54,930
JPMorgan Chase & Company ..........................       32,000        850,560
Lincoln National Corporation ......................       19,000        127,110
Travelers Companies, Inc. (The) ...................       22,000        894,080
Willis Group Holdings Ltd. ........................       13,000        286,000
                                                                   ------------
                                                                      2,417,130
                                                                   ------------
HEALTH CARE -- 17.9%
Amgen, Inc. (a) ...................................       15,000        742,800
Johnson & Johnson .................................       15,000        789,000
Merck & Company, Inc. .............................       17,500        468,125
Pfizer, Inc. ......................................       55,000        749,100
Watson Pharmaceuticals, Inc. (a) ..................        5,000        155,550
WellPoint, Inc. (a) ...............................       20,600        782,182
                                                                   ------------
                                                                      3,686,757
                                                                   ------------
INDUSTRIALS -- 10.0%
Avery Dennison Corporation ........................       20,000        446,800
FedEx Corporation .................................       10,100        449,349
General Electric Company ..........................       41,000        414,510
Ingersoll-Rand Company Ltd. - Class A .............       25,000        345,000
Masco Corporation .................................       58,000        404,840
                                                                   ------------
                                                                      2,060,499
                                                                   ------------

FBP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 97.9% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 22.4%
Cisco Systems, Inc. (a) ...........................       45,000   $    754,650
Computer Sciences Corporation (a) .................       17,000        626,280
Dell, Inc. (a) ....................................       39,000        369,720
Flextronics International Ltd. (a) ................       95,818        276,914
Hewlett-Packard Company ...........................       19,000        609,140
International Business Machines Corporation .......       14,000      1,356,460
Microsoft Corporation .............................       23,000        422,510
Nokia Corporation - ADR ...........................       17,000        198,390
                                                                   ------------
                                                                      4,614,064
                                                                   ------------
MATERIALS -- 2.0%
Sealed Air Corporation ............................       30,000        414,000
                                                                   ------------

TOTAL COMMON STOCKS (Cost $25,516,371) ............                $ 20,185,910
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 1.2%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Government
   Portfolio - Class I, 0.51% (b) (Cost $240,701)..      240,701   $    240,701
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.1% (Cost $25,757,072)             $ 20,426,611

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9% .....                     178,366
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ........................                $ 20,604,977
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 61.9%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.7%
Best Buy Company, Inc. ............................       17,000   $    645,320
Home Depot, Inc. (The) ............................       26,000        612,560
KB Home ...........................................       28,000        369,040
Kohl's Corporation (a) ............................       14,000        592,480
Macy's, Inc. ......................................       32,000        284,800
McGraw-Hill Companies, Inc. (The) .................       21,000        480,270
Whirlpool Corporation .............................        7,500        221,925
Wyndham Worldwide Corporation .....................       28,000        117,600
                                                                   ------------
                                                                      3,323,995
                                                                   ------------
CONSUMER STAPLES -- 8.8%
Avon Products, Inc. ...............................       24,000        461,520
CVS Caremark Corporation ..........................       20,000        549,800
Kimberly-Clark Corporation ........................        7,700        355,047
Philip Morris International, Inc. .................        6,500        231,270
Sysco Corporation .................................       11,600        264,480
Walgreen Company ..................................       10,000        259,600
Wal-Mart Stores, Inc. .............................       17,000        885,700
                                                                   ------------
                                                                      3,007,417
                                                                   ------------
ENERGY -- 4.0%
BJ Services Company ...............................       27,000        268,650
BP PLC - ADR ......................................        5,000        200,500
ConocoPhillips ....................................        5,000        195,800
Pioneer Natural Resources Company .................       17,000        279,990
Royal Dutch Shell PLC - Class A - ADR .............       10,000        443,000
                                                                   ------------
                                                                      1,387,940
                                                                   ------------

FINANCIALS -- 7.5%
American Express Company ..........................       18,000        245,340
Comerica, Inc. ....................................        5,000         91,550
JPMorgan Chase & Company ..........................       35,000        930,300
Lincoln National Corporation ......................       18,700        125,103
Travelers Companies, Inc. (The) ...................       21,000        853,440
Willis Group Holdings Ltd. ........................       15,000        330,000
                                                                   ------------
                                                                      2,575,733
                                                                   ------------
HEALTH CARE -- 10.3%
Amgen, Inc. (a) ...................................        9,000        445,680
Eli Lilly & Company ...............................        6,000        200,460
Johnson & Johnson .................................       15,000        789,000
Merck & Company, Inc. .............................       15,600        417,300
Pfizer, Inc. ......................................       65,000        885,300
Watson Pharmaceuticals, Inc. (a) ..................        2,500         77,775
WellPoint, Inc. (a) ...............................       18,500        702,445
                                                                   ------------
                                                                      3,517,960
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 61.9% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.6%
Avery Dennison Corporation ........................       20,000   $    446,800
FedEx Corporation .................................        7,400        329,226
General Electric Company ..........................       40,000        404,400
Ingersoll-Rand Company Ltd. - Class A .............       27,000        372,600
Masco Corporation .................................       50,000        349,000
                                                                   ------------
                                                                      1,902,026
                                                                   ------------
INFORMATION TECHNOLOGY -- 12.5%
Cisco Systems, Inc. (a) ...........................       40,000        670,800
Computer Sciences Corporation (a) .................       14,000        515,760
Dell, Inc. (a) ....................................       30,000        284,400
Flextronics International Ltd. (a) ................       88,000        254,320
Hewlett-Packard Company ...........................       16,000        512,960
International Business Machines Corporation .......       13,000      1,259,570
Microsoft Corporation .............................       27,000        495,990
Nokia Corporation - ADR ...........................       24,000        280,080
                                                                   ------------
                                                                      4,273,880
                                                                   ------------
MATERIALS -- 2.8%
E.I. du Pont de Nemours and Company ...............        9,000        200,970
PPG Industries, Inc. ..............................        5,000        184,500
RPM International, Inc. ...........................       10,000        127,300
Sealed Air Corporation ............................       32,000        441,600
                                                                   ------------
                                                                        954,370
                                                                   ------------
TELECOMMUNICATION SERVICES -- 0.7%
Verizon Communications, Inc. ......................        7,500        226,500
                                                                   ------------

TOTAL COMMON STOCKS (Cost $24,989,581) ............                $ 21,169,821
                                                                   ------------

================================================================================
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 9.1%                             PAR VALUE       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 2.3%
4.50%, due 11/15/2010 .............................   $  750,000   $    797,051
                                                                   ------------

FEDERAL HOME LOAN BANK -- 6.8%
4.375%, due 03/17/2010 ............................      750,000        774,403
4.375%, due 10/22/2010 ............................      750,000        785,098
5.05%, due 08/24/2011 .............................      750,000        761,447
                                                                   ------------
                                                                      2,320,948
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $3,025,873) ..............................                $  3,117,999
                                                                   ------------

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 25.9%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.2%
Newell Rubbermaid, Inc., 4.625%, due 12/15/2009 ...   $  750,000   $    748,444
                                                                   ------------

CONSUMER STAPLES -- 2.3%
Kraft Foods, Inc., 5.625%, due 11/01/2011 .........      750,000        780,791
                                                                   ------------

FINANCIALS -- 8.2%
Credit Suisse First Boston USA, Inc.,
   4.70%, due 06/01/2009 ..........................      750,000        752,711
International Lease Finance Corporation,
   5.40%, due 02/15/2012 ..........................      750,000        421,669
Northern Trust Company, 7.10%, due 08/01/2009 .....    1,000,000      1,008,956
Prudential Financial, Inc., 5.80%, due 06/15/2012 .      750,000        602,522
                                                                   ------------
                                                                      2,785,858
                                                                   ------------
HEALTH CARE -- 2.2%
UnitedHealth Group, Inc., 5.25%, due 03/15/2011 ...      750,000        756,417
                                                                   ------------

INDUSTRIALS -- 6.5%
Donnelly (R.R.) & Sons Company, 3.75%, due 04/01/2009    750,000        750,000
Ryder System, Inc., 5.00%, due 04/01/2011 .........      750,000        719,836
Union Pacific Corporation, 3.625%, due 06/01/2010 .      750,000        747,088
                                                                   ------------
                                                                      2,216,924
                                                                   ------------
UTILITIES -- 4.5%
Ohio Power Company, 5.30%, due 11/01/2010 .........      750,000        758,351
SBC Communications, Inc., 5.875%, due 02/01/2012 ..      750,000        785,604
                                                                   ------------
                                                                      1,543,955
                                                                   ------------

TOTAL CORPORATE BONDS (Cost $9,238,335) ...........                $  8,832,389
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 2.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Government
   Portfolio - Class I, 0.51% (b) (Cost $824,920)..      824,920   $    824,920
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.3% (Cost $38,078,709)             $ 33,945,129

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% .....                     254,235
                                                                   ------------

TOTAL NET ASSETS -- 100.0% ........................                $ 34,199,364
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009
=======================================================================================
                                                               FBP             FBP
                                                              VALUE          BALANCED
                                                               FUND            FUND
---------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..............................   $ 25,757,072    $ 38,078,709
                                                           ============    ============
      At value (Note 1) ................................   $ 20,426,611    $ 33,945,129
   Dividends and interest receivable ...................         38,771         220,180
   Receivable for investment securities sold ...........        156,749          78,374
   Receivable for capital shares sold ..................          2,993           9,466
   Other assets ........................................          6,338           4,099
                                                           ------------    ------------
      TOTAL ASSETS .....................................     20,631,462      34,257,248
                                                           ------------    ------------

LIABILITIES
   Distributions payable ...............................          2,106          16,383
   Payable for capital shares redeemed .................          2,086          10,130
   Accrued investment advisory fees (Note 3) ...........          5,437          13,066
   Payable to Administrator (Note 3) ...................          4,000           4,000
   Accrued compliance fees (Note 3) ....................            700             700
   Other accrued expenses and liabilities ..............         12,156          13,605
                                                           ------------    ------------
      TOTAL LIABILITIES ................................         26,485          57,884
                                                           ------------    ------------

NET ASSETS .............................................   $ 20,604,977    $ 34,199,364
                                                           ============    ============

Net assets consist of:
   Paid-in capital .....................................   $ 31,336,314    $ 42,087,176
   Accumulated undistributed net investment income.. ...            303          26,645
   Accumulated net realized losses from
      security transactions ............................     (5,401,179)     (3,780,877)
   Net unrealized depreciation on investments ..........     (5,330,461)     (4,133,580)
                                                           ------------    ------------
Net assets .............................................   $ 20,604,977    $ 34,199,364
                                                           ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)      1,714,422       3,118,333
                                                           ============    ============

Net asset value, offering price and redemption
   price per share (Note 1) ............................   $      12.02    $      10.97
                                                           ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2009
=========================================================================================
                                                                 FBP             FBP
                                                                VALUE          BALANCED
                                                                 FUND            FUND
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..............................................   $         --    $    819,000
   Dividends .............................................        833,189         665,640
   Foreign withholding taxes on dividends ................         (5,356)         (4,872)
                                                             ------------    ------------
     TOTAL INVESTMENT INCOME .............................        827,833       1,479,768
                                                             ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) .....................        217,453         308,397
   Administration fees (Note 3) ..........................         51,674          61,254
   Professional fees .....................................         22,700          24,522
   Trustees' fees and expenses ...........................         15,330          15,330
   Registration fees .....................................         13,143           7,250
   Postage and supplies ..................................         11,612           9,163
   Compliance service fees (Note 3) ......................          8,954           8,951
   Custodian and bank service fees .......................          8,587           7,666
   Printing of shareholder reports .......................          5,405           3,499
   Insurance expense .....................................          3,668           4,543
   Other expenses ........................................          7,699          12,151
                                                             ------------    ------------
     TOTAL EXPENSES ......................................        366,225         462,726
   Fees voluntarily waived by the Adviser (Note 3).. .....        (33,953)        (22,283)
                                                             ------------    ------------
     NET EXPENSES ........................................        332,272         440,443
                                                             ------------    ------------

NET INVESTMENT INCOME ....................................        495,561       1,039,325
                                                             ------------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized losses on security transactions ..........     (5,387,493)     (3,859,162)
   Net realized gains (losses) on option contracts written        (13,686)         78,285
   Net change in unrealized appreciation/
     depreciation on investments .........................    (11,397,617)    (12,251,683)
                                                             ------------    ------------

NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ........................................    (16,798,796)    (16,032,560)
                                                             ------------    ------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS .......................................   $(16,303,235)   $(14,993,235)
                                                             ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                          FBP                            FBP
                                                       VALUE FUND                   BALANCED FUND
                                             ------------------------------------------------------------
                                                 YEAR            YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                 2009            2008            2009            2008
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................   $    495,561    $    679,283    $  1,039,325    $  1,321,239
   Net realized gains (losses) on:
      Security transactions ..............     (5,387,493)      3,349,834      (3,859,162)      3,294,326
      Option contracts written ...........        (13,686)        119,265          78,285         112,605
      In-kind redemptions (Note 1). ......             --         370,882              --              --
   Net change in unrealized appreciation/
      depreciation on investments.. ......    (11,397,617)    (13,281,533)    (12,251,683)    (10,396,097)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets
   from operations .......................    (16,303,235)     (8,762,269)    (14,993,235)     (5,667,927)
                                             ------------    ------------    ------------    ------------

DISTRIBUTIONS TO
   SHAREHOLDERS
   From net investment income ............       (472,135)       (687,582)       (963,884)     (1,357,079)
   From realized capital gains on
      security transactions ..............             --      (3,492,371)             --      (3,501,622)
   Return of capital .....................             --        (393,309)             --        (219,267)
                                             ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders.. .......       (472,135)     (4,573,262)       (963,884)     (5,077,968)
                                             ------------    ------------    ------------    ------------

FROM CAPITAL
   SHARE TRANSACTIONS
   Proceeds from shares sold .............      1,826,232       3,160,085       1,127,417       3,637,669
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................        459,482       4,441,138         868,323       4,737,391
   Payments for shares redeemed ..........     (7,976,893)    (11,427,076)     (6,834,380)     (8,991,631)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets
   from capital share transactions. ......     (5,691,179)     (3,825,853)     (4,838,640)       (616,571)
                                             ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .............    (22,466,549)    (17,161,384)    (20,795,759)    (11,362,466)

NET ASSETS
   Beginning of year .....................     43,071,526      60,232,910      54,995,123      66,357,589
                                             ------------    ------------    ------------    ------------
   End of year ...........................   $ 20,604,977    $ 43,071,526    $ 34,199,364    $ 54,995,123
                                             ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................   $        303    $         --    $     26,645    $     45,666
                                             ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ..................................        115,697         121,432          85,110         196,696
   Reinvested ............................         29,288         173,994          66,451         265,687
   Redeemed ..............................       (482,157)       (450,272)       (504,104)       (493,053)
                                             ------------    ------------    ------------    ------------
   Net decrease in shares outstanding ....       (337,172)       (154,846)       (352,543)        (30,670)
   Shares outstanding at beginning of year      2,051,594       2,206,440       3,470,876       3,501,546
                                             ------------    ------------    ------------    ------------
   Shares outstanding at end of year .....      1,714,422       2,051,594       3,118,333       3,470,876
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                                ----------------------------------------------------------------------
                                                   2009           2008           2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......     $    20.99     $    27.30     $    26.60     $    25.73     $    24.86
                                                ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ..................           0.27           0.32           0.33           0.32           0.29
   Net realized and unrealized gains
      (losses) on investments. ............          (8.98)         (4.43)          2.71           2.70           0.86
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........          (8.71)         (4.11)          3.04           3.02           1.15
                                                ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ...          (0.26)         (0.32)         (0.33)         (0.32)         (0.28)
   Distributions from net realized gains ..             --          (1.68)         (2.01)         (1.83)            --
   Return of capital ......................             --          (0.20)            --             --             --
                                                ----------     ----------     ----------     ----------     ----------
Total distributions .......................          (0.26)         (2.20)         (2.34)         (2.15)         (0.28)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ............     $    12.02     $    20.99     $    27.30     $    26.60     $    25.73
                                                ==========     ==========     ==========     ==========     ==========

Total return (a) ..........................        (41.78%)       (16.33%)        11.57%         12.03%          4.65%
                                                ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .........     $   20,605     $   43,072     $   60,233     $   59,611     $   61,212
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets          1.07%(b)       1.01%          1.01%          1.01%          1.00%

Ratio of net investment income to
   average net assets .....................          1.59%          1.21%          1.19%          1.17%          1.17%

Portfolio turnover rate ...................            16%            26%            16%            15%            15%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.18% for the year ended March 31, 2009 (Note 3).

See accompanying notes to financial statements.

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================
                                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31,
                                                ----------------------------------------------------------------------
                                                   2009           2008           2007           2006           2005
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......     $    15.84     $    18.95     $    18.39     $    18.06     $    18.40
                                                ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ..................           0.32           0.38           0.37           0.33           0.29
   Net realized and unrealized gains
      (losses) on investments. ............          (4.89)         (2.01)          1.39           1.22           0.28
                                                ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........          (4.57)         (1.63)          1.76           1.55           0.57
                                                ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ...          (0.30)         (0.39)         (0.37)         (0.32)         (0.30)
   Distributions from net realized gains ..             --          (1.02)         (0.83)         (0.90)         (0.61)
   Return of capital ......................             --          (0.07)            --             --             --
                                                ----------     ----------     ----------     ----------     ----------
Total distributions .......................          (0.30)         (1.48)         (1.20)         (1.22)         (0.91)
                                                ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ............     $    10.97     $    15.84     $    18.95     $    18.39     $    18.06
                                                ==========     ==========     ==========     ==========     ==========

Total return (a) ..........................        (29.15%)        (9.27%)         9.70%          8.81%          3.20%
                                                ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .........     $   34,199     $   54,995     $   66,358     $   62,781     $   61,466
                                                ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets          1.00%(b)       0.96%          0.97%          0.99%          0.96%

Ratio of net investment income to
   average net assets .....................          2.36%          2.05%          1.95%          1.75%          1.62%

Portfolio turnover rate ...................            24%            29%            17%            24%            17%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.05% for the year ended March 31, 2009 (Note 3).

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund and the FBP Balanced Fund (the "Funds") are no-load, diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2009:

--------------------------------------------------------------------------------
                                                       FBP              FBP
                                                    VALUE FUND     BALANCED FUND
--------------------------------------------------------------------------------
Level 1 - Quoted prices ......................     $ 20,426,611     $ 21,994,741
Level 2 - Other significant observable inputs                --       11,950,388
Level 3 - Significant unobservable inputs ....               --               --
                                                   ------------     ------------
Total ........................................     $ 20,426,611     $ 33,945,129
                                                   ============     ============
--------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements -- Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 are as follows:

--------------------------------------------------------------------------------
                         ORDINARY      LONG-TERM       RETURN OF       TOTAL
YEAR ENDED                INCOME     CAPITAL GAINS      CAPITAL    DISTRIBUTIONS
--------------------------------------------------------------------------------
FBP Value Fund
03/31/09 ...........    $  472,135     $       --     $       --    $  472,135
03/31/08 ...........    $  699,173     $3,480,780     $  393,309    $4,573,262
-------------------------------------------------------------------------------
FBP Balanced Fund
03/31/09 ...........    $  963,884     $       --     $       --    $  963,884
03/31/08 ...........    $1,403,338     $3,455,363     $  219,267    $5,077,968

--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Options transactions -- When the Funds' Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2009:

--------------------------------------------------------------------------------
                                                  FBP                   FBP
                                               VALUE FUND          BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments ........        $ 25,757,072         $ 38,053,527
                                              ============         ============
Gross unrealized appreciation ........        $  4,126,662         $  5,079,208
Gross unrealized depreciation ........          (9,457,123)          (9,187,606)
                                              ------------         ------------
Net unrealized depreciation ..........          (5,330,461)          (4,108,398)
Undistributed ordinary income ........               2,409               17,846
Capital loss carryforward ............          (2,475,616)          (1,823,332)
Post-October losses ..................          (2,925,563)          (1,957,545)
Other temporary differences ..........              (2,106)             (16,383)
                                              ------------         ------------
Accumulated deficit ..................        $(10,731,337)        $ (7,887,812)
                                              ============         ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2009, the FBP Value Fund and the FBP Balanced Fund had capital loss carryforwards of $2,475,616 and $1,823,332, respectively, which expire on March 31, 2017. In addition, the Funds' had net realized capital losses of $2,925,563 and $1,957,545, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended March 31, 2009, the FBP Value Fund and the FBP Balanced Fund reclassified distributions in excess of net realized gains on security transactions of $23,123 and $94,462, respectively, against accumulated undistributed net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

During the year ended March 31, 2008, the FBP Value Fund realized $370,882 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,997,700 and $10,698,375, respectively, for the FBP Value Fund and $8,846,757 and $10,189,980, respectively, for the FBP Balanced Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2009, the Adviser voluntarily waived $33,953 and $22,283 of its investment advisory fees from the FBP Value Fund and the FBP Balanced Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million,

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2009 is as follows:

-----------------------------------------------------------------------------------------
                                               FBP                        FBP
                                            VALUE FUND                BALANCED FUND
                                     ------------------------    ------------------------
                                      OPTION         OPTION        OPTION        OPTION
                                     CONTRACTS      PREMIUMS      CONTRACTS     PREMIUMS
-----------------------------------------------------------------------------------------
Options outstanding at
   beginning of year .............   $       --    $       --    $       --    $       --
Options written ..................          150        97,914           120        78,285
Options expired ..................         (100)      (67,672)         (120)      (78,285)
Options cancelled in a closing
   purchase transaction ..........          (50)      (30,242)           --            --
                                     ----------    ----------    ----------    ----------
Options outstanding at end of year   $       --    $       --    $       --    $       --
                                     ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.    RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund's derivative and hedging activities, including how such activities are accounted for and their effect on each Fund's financial position, performance and cash flows. Management is adopting SFAS 161 for the quarter ending June 30, 2009 and is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.

THE FLIPPIN, BRUCE & PORTER FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of the FBP Value Fund and the FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Value Fund and the FBP Balanced Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Value Fund and the FBP Balanced Fund at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2009

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                        POSITION HELD     LENGTH OF
  TRUSTEE                     ADDRESS                             AGE   WITH THE TRUST    TIME SERVED
-------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road,              72    Chairman and      Since
                              Manakin-Sabot, VA                         Trustee           June 1991
-------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    1802 Bayberry Court, Suite 400      72    Trustee           Since
                              Richmond, VA                                                September 1988
-------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                     55    President and     Since
                              Lynchburg, VA                             Trustee           September 1988
-------------------------------------------------------------------------------------------------------------
  Robert S. Harris            100 Darden Boulevard                59    Trustee           Since
                              Charlottsville, VA                                          January 2007
-------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.          4488 Pond Apple Drive North         69    Trustee           Since
                              Naples, FL                                                  September 1988
-------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond              69    Trustee           Since
                              Richmond, VA                                                March 1993
-------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintoport Boulevard           49    Trustee           Since
                              Saraland, AL                                                March 1993
-------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                   73    Trustee           Since
                              Richmond, VA                                                November 1988
-------------------------------------------------------------------------------------------------------------
  John M. Flippin             800 Main Street                     67    Vice President    Since
                              Lynchburg, VA                                               September 1988
-------------------------------------------------------------------------------------------------------------
  R. Gregory Porter III       800 Main Street                     67    Vice President    Since
                              Lynchburg, VA                                               September 1988
-------------------------------------------------------------------------------------------------------------
  John H. Hanna IV            800 Main Street                     53    Vice President    Since
                              Lynchburg, VA                                               February 2007
-------------------------------------------------------------------------------------------------------------
  David J. Marshall           800 Main Street                     52    Vice President    Since
                              Lynchburg, VA                                               February 2007
-------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450       52    Vice President    Since
                              Cincinnati, OH                                              November 2000
-------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450       47    Treasurer         Since
                              Cincinnati, OH                                              November 2000
-------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450       52    Secretary         Since
                              Cincinnati, OH                                              November 2000
-------------------------------------------------------------------------------------------------------------
  Tina H. Bloom               225 Pictoria Drive, Suite 450       40    Chief Compliance  Since
                              Cincinnati, OH                            Officer           August 2006
-------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE FLIPPIN, BRUCE & PORTER FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (October 1, 2008) shown and held for the entire period (March 31, 2009).

The table below illustrates each Fund's costs in two ways:

Actual fund return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period (October 1, 2008 through March 31, 2009.)

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

Hypothetical 5% return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2008  March 31, 2009  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $  661.90         $4.43
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                $1,000.00        $1,019.60         $5.39
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                    Beginning         Ending
                                  Account Value    Account Value   Expenses Paid
                                 October 1, 2008  March 31, 2009  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $  769.80         $4.41
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                $1,000.00        $1,019.95         $5.04
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2009. For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $472,135 and $963,884, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2009, 100% and 74% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the long-term performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the scope and quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is lower than the average expense ratio of comparably managed funds, according to statistics derived from Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies

THE FLIPPIN, BRUCE & PORTER FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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

--------------------------------------------------------------------------------

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS
                         ==============================


INVESTMENT ADVISER                        LEGAL COUNSEL
Flippin, Bruce & Porter, Inc.             Sullivan & Worcester LLP
800 Main Street, Second Floor             One Post Office Square
P.O. Box 6138                             Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                  OFFICERS
www.fbpinc.com                            John T. Bruce, President
                                            and Portfolio Manager
ADMINISTRATOR                             John M. Flippin, Vice President
Ultimus Fund Solutions, LLC               R. Gregory Porter, III,
P.O. Box 46707                              Vice President
Cincinnati, Ohio 45246-0707               John H. Hanna, IV, Vice President
TOLL-FREE 1-866-738-1127                  David J. Marshall, Vice President

CUSTODIAN                                 TRUSTEES
US Bank                                   Austin Brockenbrough, III
425 Walnut Street                         John T. Bruce
Cincinnati, Ohio  45202                   Charles M. Caravati, Jr.
                                          Robert S. Harris
INDEPENDENT REGISTERED                    J. Finley Lee, Jr.
PUBLIC ACCOUNTING FIRM                    Richard L. Morrill
Ernst & Young LLP                         Harris V. Morrissette
1900 Scripps Center                       Samuel B. Witt, III
312 Walnut Street
Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND

                                 AUGUST 1, 2009

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ............................2
MUNICIPAL OBLIGATIONS .........................................................8
DESCRIPTION OF BOND RATINGS ..................................................13
INVESTMENT LIMITATIONS .......................................................15
TRUSTEES AND OFFICERS ........................................................18
INVESTMENT ADVISER ...........................................................22
ADMINISTRATOR ................................................................25
DISTRIBUTOR ..................................................................26
OTHER SERVICE PROVIDERS ......................................................26
PORTFOLIO SECURITIES AND BROKERAGE ...........................................26
SPECIAL SHAREHOLDER SERVICES .................................................28
PURCHASE OF SHARES ...........................................................29
REDEMPTION OF SHARES .........................................................30
NET ASSET VALUE DETERMINATION ................................................31
FUND EXPENSES ................................................................31
ADDITIONAL TAX INFORMATION ...................................................31
GENERAL INFORMATION ABOUT THE TRUST ..........................................34
CALCULATION OF PERFORMANCE DATA ..............................................37
FINANCIAL STATEMENTS AND REPORTS .............................................40
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ............................41

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2009. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund") and The Alabama Tax Free Bond Fund (the
"Alabama Tax Free Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those
traded   domestically  as  American

Depositary Receipts ("ADRs") or through investments in ETFs that invest primarily in foreign companies. ADRs arereceipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury

Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 25% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs"), shares of the DIAMONDS Trust ("DIAMONDs") and other ETFs that invest in certain sectors. With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs") and other ETFs that invest in certain sectors. SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. Unlike traditional mutual funds, ETFs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of an ETF is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission ("SEC") Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or numberof securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

COMMODITIES. The Equity Fund and the Mid-Cap Fund may invest in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index. The performance of indexed securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Equity Fund and the Mid-Cap Fund and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. Alabama's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline in recent years.

In recent years, the importance of service industries to Alabama's economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State's financial position.

INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Highest credit quality. 'AAA' rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. 'AA' rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. 'A' rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

      BBB: Good credit quality. 'BBB' rating indicates that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)  Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)  Write,  acquire  or  sell  commodities,   commodities  contracts,  futures
      contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                            Position(s)        Principal Occupation(s) During       Portfolios in
                                            Length of        Held with                Past 5 Years and             Trust Overseen
Name, Address and Age                      Time Served         Trust          Directorships of Public Companies      by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 72)           Since           Trustee;      President and Managing Director of           10
1802 Bayberry Court, Suite 400           September 1988    Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                       of The       Richmond, Virginia; Director of
                                                          Jamestown Funds   Tredegar Corporation (plastics
                                                                            manufacturer) and Wilkinson O'Grady
                                                                            & Co. Inc. (global asset manager)

*John T. Bruce (age 55)                       Since           Trustee;      President, Director and member of            10
800 Main Street                          September 1988     President of    Executive Committee of Flippin,
Lynchburg, Virginia 24504                                   the Flippin,    Bruce & Porter, Inc., Lynchburg,
                                                           Bruce & Porter   Virginia
                                                               Funds

*Charles M. Caravati, Jr. (age 72)            Since           Chairman      Retired physician; retired President         10
931 Broad Street Road                       June 1991       and Trustee     of Dermatology Associates of
Manakin-Sabot, Virginia 23103                                               Virginia, P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 59)             Since           Trustee       C. Stewart Sheppard Professor of             10
100 Darden Boulevard                      January 2007                      Business Administration at The
Charlottesville, Virginia 22903                                             Darden Graduate School of Business
                                                                            Administration at the University of
                                                                            Virginia; prior to August 2005, the
                                                                            Dean at The Darden Graduate School;
                                                                            consultant to corporations and
                                                                            government agencies

J. Finley Lee, Jr., Ph.D. (age 69)            Since           Trustee       Financial consultant and the Julian          10
448 Pond Apple Drive North               September 1988                     Price Professor Emeritus, University
Naples, Florida 34119                                                       of North Carolina

Richard L. Morrill, Ph.D. (age 70)            Since           Trustee       Chancellor of the University of              10
G19 Boatwright Library                     March 1993                       Richmond; Director of Tredegar
Richmond, Virginia 23173                                                    Corporation (plastics manufacturer)
                                                                            and Albemarle Corporation (polymers
                                                                            and chemicals manufacturer)

Harris V. Morrissette (age 49)                Since           Trustee       President of China Doll Rice and             10
100 Jacintoport Boulevard                  March 1993                       Beans, Inc. and Dixie Lily Foods;
Saraland, Alabama 36571                                                     Chairman of Azalea Aviation, Inc.
                                                                            (airplane fueling); Director of
                                                                            BancTrust Financial Group, Inc.
                                                                            (bank holding company); prior to
                                                                            June 2007, Chief Executive Officer
                                                                            of Marshall Biscuit Co. Inc.

Samuel B. Witt, III (age 73)                  Since           Trustee       Retired Senior Vice President and            10
302 Clovelly Road                         November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                    Associates, Inc. (state and local
                                                                            government relations
                                                                            consultantants); Director of The
                                                                            Swiss Helvetia Fund, Inc.
                                                                            (closed-end investment company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 45)                Since           Vice President of      Senior Vice President of Davenport & Company
One James Center, 901 E. Cary Street    November 1997    The Davenport Core Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Margaret H. Alves (age 37)                  Since         Compliance Officer of    Chief Compliance Officer and Director of
210 St. Joseph Street                   February 2006     The Government Street    Leavell Investment Management, Inc., Mobile,
Mobile, Alabama 36602                                             Funds            Alabama; prior to April 2006, associate
                                                                                   attorney with Alford, Clausen  & McDonald, LLC

Joseph L. Antrim, III (age 64)              Since             President of         Executive Vice President of Davenport &
One James Center, 901 E. Cary Street    November 1997    The Davenport Core Fund   Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Tina H. Bloom (age 40)                      Since       Chief Compliance Officer   Vice President of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450            August 2006                               (the Trust's administrator) and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC (the Trust's principal
                                                                                   underwriter)

Austin Brockenbrough, IV (age 40)           Since           Vice President of      Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           August 2006    The Jamestown Select Fund  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 43)           Since             President of         Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          January 1996          The Jamestown        Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                  Balanced Fund and The
                                                          Jamestown Equity Fund
                                                          and Vice President of
                                                        The Jamestown Select Fund

Robert G. Dorsey (age 52)                   Since            Vice President        Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450           November 2000                              LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John M. Flippin (age 67)                    Since         Vice President of the    Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                         September 1988   Flippin, Bruce & Porter   Lynchburg, Virginia
Lynchburg, Virginia 24504                                         Funds

John H. Hanna, IV (age 53)                  Since         Vice President of the    Vice President, Director and member of
800 Main Street                         February 2007    Flippin, Bruce & Porter   Executive Committee of Flippin, Bruce &
Lynchburg, Virginia 24504                                         Funds            Porter, Inc., Lynchburg, Virginia

Timothy S. Healey (age 56)                  Since           Vice President of      Executive Vice President and Chief Investment
800 Shades Creek Parkway, Suite 585     January 1995      The Government Street    Officer of Leavell Investment Management,
Birmingham, Alabama 35209                                 Mid-Cap Fund and The     Inc., Mobile, Alabama
                                                          Alabama Tax Free Bond
                                                                  Fund

Joseph A. Jennings, III (age 47)            Since             President of         Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            June 2005           The Jamestown        Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                                Tax Exempt Virginia Fund

Thomas W. Leavell (age 66)                  Since             President of         President and Chief Executive Officer of
210 St. Joseph Street                   February 2004     The Government Street    Leavell Investment Management, Inc., Mobile,
Mobile, Alabama 36602                                             Funds            Alabama

Mary Shannon Hope (age 45)                  Since          Vice President of       Vice President and Portfolio Manager of Leavell
210 St. Joseph Street                   August 2008      The Government Street     Investment Management, Inc., Mobile,
Mobile, Alabama 36602                                             Funds            Alabama

David J. Marshall (age 52)                  Since         Vice President of the    Secretary, Director and member of Executive
800 Main Street                         February 2007       Flippin, Bruce &       Committee of Flippin, Bruce & Porter,
Lynchburg, Virginia 24504                                     Porter Funds         Inc., Lynchburg, Virginia

Denise C. Peters (age 53)                   Since        Compliance Officer of     First Vice President and Chief Compliance Officer
One James Center, 901 E. Cary Street    February 2007      The Davenport Core      for Davenport Asset Management Division of
Richmond, Virginia 23219                                          Fund             Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 68)             Since          Vice President of       Director of  Flippin, Bruce & Porter,
800 Main Street                         September 1988     the Flippin, Bruce &    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                     Porter Funds

Page T. Reece (age 52)                      Since          Compliance Officer of   Chief Compliance  Officer and Director of
1802 Bayberry Court, Suite 400          September 2004     The Jamestown Funds     Operations of Lowe, Brockenbrough  &  Company,
Richmond, Virginia 23226                                                           Inc.,  Richmond, Virginia

Teresa L. Sanderson (age 46)                Since       Compliance Officer of the  Chief Compliance Officer and a Principal of
800 Main Street                         September 2004   Flippin, Bruce & Porter   Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                        Funds             Virginia

Mark J. Seger (age 47)                      Since              Treasurer           Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 52)                    Since              Secretary           Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           November 2000                              and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 58)                   Since            Vice President of     Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400            March 1993      The Jamestown Balanced   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                 Fund and The Jamestown
                                                               Equity Fund

Lawrence B. Whitlock, Jr. (age 61)          Since             President of         Managing Director of Lowe, Brockenbrough
1802 Bayberry Court, Suite 400          February 2002     The Jamestown Select     & Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund and Vice President
                                                            of The Jamestown
                                                          Balanced Fund and The
                                                          Jamestown Equity Fund


* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met five times during the fiscal year ended March 31, 2009.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2009. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2009.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2009.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2008.


                                                                             Aggregate Dollar
                             Dollar Range of Shares of the Funds      Range of Shares of All Funds
Name of Trustee                      Owned by Trustee                 in Trust Overseen by Trustee
--------------------------------------------------------------------------------------------------
Austin Brockenbrough, III    Equity Fund: None                                Over $100,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

John T. Bruce                Equity Fund: None                                Over $100,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

Charles M. Caravati, Jr.     Equity Fund: None                                Over $100,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

INDEPENDENT TRUSTEES:

Robert S. Harris             Equity Fund: $1 - $10,000                      $10,001 - $50,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

J. Finley Lee, Jr.           Equity Fund: None                             $50,001 - $100,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

Richard L. Morrill           Equity Fund: None                                Over $100,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

Harris V. Morrissette        Equity Fund: $1 - $10,000                        Over $100,000
                             Mid-Cap Fund: $1 - $10,000
                             Alabama Tax Free Fund: $10,001 - $50,000

Samuel B. Witt, III          Equity Fund: None                                Over $100,000
                             Mid-Cap Fund: None
                             Alabama Tax Free Fund: None

As of July 1, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2009 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust.


                              Aggregate         Pension or     Estimated Annual     Total Compensation
                             Compensation       Retirement      Benefits Upon      From all Funds within
Trustee                     From the Funds   Benefits Accrued     Retirement             the Trust
--------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.      $ 3,818              None             None                  $14,000
Robert S. Harris                5,727              None             None                   21,000
J. Finley Lee, Jr.              5,046              None             None                   18,500
Richard L. Morrill              5,727              None             None                   21,000
Harris V. Morrissette           6,136              None             None                   22,500
Samuel B. Witt, III             6,273              None             None                   23,000
Erwin H. Will, Jr.*             1,500              None             None                    5,500

*     Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Leavell Investment Management, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory
Agreement") described in the Prospectus. Each Fund's Advisory Agreement is effective until April 1, 2010 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2009, 2008 and 2007, the Equity Fund paid the Adviser advisory fees of $326,223, $486,665 and $549,698, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2009, 2008 and 2007, the Mid-Cap Fund paid advisory fees of $168,719 (which was net of voluntary fee waivers of $36,520), $249,900 (which was net of voluntary fee waivers of $7,531) and $244,524 (which was net of voluntary fee waivers of $5,320), respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2009, 2008 and 2007, the Alabama Tax Free Fund paid the Adviser advisory fees of $56,136 (which was net of voluntary fee waivers of $38,341), $56,618 (which was net of voluntary fee waivers of $31,883) and $61,878 (which was net of voluntary fee waivers of $27,666), respectively.

The Adviser was organized as an Alabama corporation in 1979. By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds' shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed (as of March 31, 2009)
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account. Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of       Total Assets
                                                                                                    Accounts with     in Accounts
                                                                       Number of    Total Assets    Advisory Fee     with Advisory
       Name of                                                         Accounts     in Accounts        Based on       Fee Based on
  Portfolio Manager                Type of Accounts                    Managed        Managed        Performance      Performance
----------------------------------------------------------------------------------------------------------------------------------
Thomas W. Leavell (1,2)      Registered investment companies:            0             $ 0              0               $ 0
                             Other pooled investment vehicles:           0             $ 0              0               $ 0
                             Other accounts:                            304        $309,464,544         0               $ 0

Timothy S. Healey (2,3)      Registered investment companies:            0             $ 0              0               $ 0
                             Other pooled investment vehicles:           0             $ 0              0               $ 0
                             Other accounts:                            145        $144,138,141         0               $ 0

Richard E. Anthony, Jr. (2)  Registered investment companies:            0             $ 0              0               $ 0
                             Other pooled investment vehicles:           0             $ 0              0               $ 0
                             Other accounts:                            108        $38,153,429          0               $ 0

Michael J. Hofto (2)         Registered investment companies:            0             $ 0              0               $ 0
                             Other pooled investment vehicles:           0             $ 0              0               $ 0
                             Other accounts:                            132        $40,842,151          0               $ 0

1.    The Government Street Equity Fund
2.    The Government Street Mid-Cap Fund
3.    The Alabama Tax Free Bond Fund

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management's evaluation of an individual's job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds' performance or the value of the Funds' assets.

Ownership of Fund Shares
------------------------

The following table indicates, as of March 31, 2009, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

--------------------------------------------------------------------------------------------------
       Name of                                                        Dollar Value of Fund Shares
   Portfolio Manager            Fund Shares Beneficially Owned            Beneficially Owned
--------------------------------------------------------------------------------------------------
Thomas W. Leavell             The Government Street Equity Fund          $500,001 - $1,000,000
                              The Government Street Mid-Cap Fund          $100,001 - $500,000
--------------------------------------------------------------------------------------------------
Timothy S. Healey             The Government Street Mid-Cap Fund          $50,000 - $100,000
                              The Alabama Tax Free Bond Fund                 $1 - $10,000
--------------------------------------------------------------------------------------------------
Richard E. Anthony, Jr.       The Government Street Mid-Cap Fund             $1 - $10,000
--------------------------------------------------------------------------------------------------
Michael J. Hofto              The Government Street Mid-Cap Fund           $10,001 - $50,000
--------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. The minimum fee is $4,000 per month with respect to each of the Equity Fund and the Mid-Cap Fund and $3,500 per month with respect to the Alabama Tax Free Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2009, 2008 and 2007, the Equity Fund paid administration fees to the Administrator of $72,445, $99,888 and $110,366, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $48,176, $49,659 and $48,785, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $42,000, $39,017 and $38,276, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on total average net assets in excess of $100 million. For the fiscal years ended March 31, 2009, 2008 and 2007, the Equity Fund paid compliance service fees to the Administrator of $6,766, $8,545 and $5,997, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $6,451, $6,655 and $4,356, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $6,430, $6,279 and $4,127, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Equity Fund were $14,477, $9,047 and $17,748, respectively. During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Mid-Cap Fund were $4,148, $3,038 and $7,002, respectively. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2009, the Equity Fund held common stock issued by the parent companies of Banc of America Securities LLC (the market value of which was $544,713) and Charles Schwab & Co., Inc. (the market value of which was $232,500); and the Mid-Cap Fund held common stock issued by the parent company of Jefferies & Company, Inc. (the market value of which was $143,520). Banc of America Securities LLC, Charles Schwab & Co., Inc. and Jefferies & Company, Inc. are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust's procedures, may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser's intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2009, the Equity Fund and the Mid-Cap Fund had capital loss carryforwards of $71,454 and $223,256, respectively, which expire on March 31, 2017. In addition, the Equity Fund and the Mid-Cap Fund had net realized capital losses of $101,914 and $440,191, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund and the Mid-Cap Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Equity Fund and the Mid-Cap Fund are each diversified portfolios of the Trust and the Alabama Tax Free Fund is a non-diversified portfolio. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Core Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Fund's ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.leavellinvestments.com. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer of the Trust (the "CCO"). The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

                                                                                                     RECEIPT OF COMPENSATION
          NAME OF                                                   TIMING OF RELEASE               OR OTHER CONSIDERATION BY
  RATING OR RANKING GROUP       INFORMATION PROVIDED      AND CONDITIONS OR RESTRICTIONS ON USE    THE FUNDS OR AFFILIATED PARTY
---------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.            CUSIP, description,          Provided monthly, with a 30-day lag.                  None
                             shares/par, market value     No formal conditions or restrictions.
----------------------------------------------------------------------------------------------------------------------------------
Lipper                       CUSIP, description,          Provided monthly, with a 30-day                       None
                             shares/par                   lag. No formal conditions or
                                                          restrictions. Lipper indicates
                                                          that it will not trade based on
                                                          the Funds' portfolio information,
                                                          and it prohibits its employees
                                                          from any such trading.
----------------------------------------------------------------------------------------------------------------------------------

Bloomberg L.P.               CUSIP, shares/par,           Provided monthly, with a 15-day                       None
                             market value                 lag. No formal conditions or
                                                          restrictions. Bloomberg indicates
                                                          that it requires all employees to
                                                          sign confidentiality agreements
                                                          acknowledging all information
                                                          received during their employment
                                                          must be used for legitimate
                                                          business purposes only.

----------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.       CUSIP, description,          Provided monthly, with a 30-day                       None
                             shares/par, market value,    lag. No formal conditions or
                             coupon, maturity date, %     restrictions. S&P indicates that
                             of total net assets          its employees are required to
                                                          follow a code of business conduct
                                                          that prohibits them from using
                                                          portfolio information for anything
                                                          other than performing  their job
                                                          responsibilities, and S&P employees
                                                          must certify annually that they
                                                          have followed this code of
                                                          business conduct.
----------------------------------------------------------------------------------------------------------------------------------
Thomson Financial            CUSIP, shares/par, market    Provided quarterly, with a 15-day                     None
                             value, cost basis            lag. No formal conditions or
                                                          restrictions. Thomson Financial
                                                          indicates that it requires all
                                                          employees to sign confidentiality
                                                          agreements acknowledging that all
                                                          information received during their
                                                          employment must be used for
                                                          legitimate business purposes only.
----------------------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of July 1, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 71.0% of the outstanding shares of the Equity Fund, 76.6% of the outstanding shares of the Mid-Cap Fund and 46.1% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.

As of July 1, 2009, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 5.4% of the outstanding shares of the Mid-Cap Fund and 15.5% of the outstanding shares of the Alabama Tax Free Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2009:

     EQUITY FUND                  MID-CAP FUND             ALABAMA TAX FREE FUND

One Year     -39.43%       One Year           -30.65%       One Year      3.80%
Five Years    -6.20%       Five Years          -1.66%       Five Years    2.70%
Ten Years     -3.23%       Since Inception*    -0.33%       Ten Years     3.69%

*     Inception date was November 17, 2003.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, and the Alabama Tax Free Fund for the 30 days ended March 31, 2009 were 1.92%, 0.85% and 2.58%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2009, based on the highest marginal combined federal and Alabama income tax rate, was 4.18%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund and the Mid-Cap Fund may compare their performance to the S&P 500 Index and the S&P MidCap 400 Index, respectively, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2009, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.

The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

--------------------------------------------------------------------------------
                       LEAVELL INVESTMENT MANAGEMENT, INC.
                       IA POLICIES AND PROCEDURES MANUAL

                                  PROXY VOTING
--------------------------------------------------------------------------------

      POLICY
      ------

      Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follows are effective August 1, 2003 and supersede all previous policies.

      GENERAL POLICY
      --------------

      This policy is  designed to guide  Leavell  Investment  Management,  Inc.,
      (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is LIM's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

      BACKGROUND
      ----------

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule
      275.206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY
      --------------

      Portfolio managers have the responsibility of determining how proxies will be voted. Thomas W. Leavell is the firm's designated Proxy Manager and will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed portfolio manager.

      PROCEDURE
      ---------

      PROXY VOTING POLICY REGARDING:

      Routine Proposals:
      -----------------

      Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

      o     Approval of Auditors
      o     Changes of Date and Place of Annual Meeting
      o     Election of Directors
      o     Changes in Company Name
      o     Indemnification Provision for Directors
      o     Stock Splits
      o     Share Repurchases

      Non-Routine Proposals
      ---------------------

      Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

      o     Mergers and Acquisitions
      o     Issuance of Securities to Meet Ongoing Corporate Capital Needs
      o     Restructuring
      o     Re-incorporation
      o     Increase in number of Directors
      o     Stock Option Plans
      o     Management Compensation
      o     "Golden Parachutes"
      o     Board Structure (Inside vs. Outside Directors)
      o     Cumulative Voting
      o     "Poison Pills"
      o     Director Stock Ownership Requirements
      o     Incentive Plans
      o     Tender Offers
      o     Debt Restructuring
      o     Director Tenure
      o     Stock Option Repricing
      o     Stock Option Expensing
      o     Retirement Plans
      o     Social Issues


      Conflicts of Interest
      ---------------------

      LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

      If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

      1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

      2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records
--------------------

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

      1. Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.
      2. Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed through the e-mail address: tleavell@leavellinvestments.com.

================================================================================

                                       THE
                                GOVERNMENT STREET
                                      FUNDS


                              NO-LOAD MUTUAL FUNDS


                                  ANNUAL REPORT
                                 MARCH 31, 2009

================================================================================


                                 [LOGO OMITTED]
                                    LEAVELL
                         === INVESTMENT MANAGEMENT ===
                    TRUSTED INVESTMENT SOLUTIONS SINCE 1979


================================================================================

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE ALABAMA TAX FREE BOND FUND

================================================================================

LETTER FROM THE PRESIDENT                                           MAY 11, 2009
================================================================================

Dear Fellow Shareholders:

      We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2009.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

      The Government Street Equity Fund had a total return of -39.43% for the fiscal year ended March 31, 2009. By comparison, the S&P 500 Index and the Morningstar Large Blend category average were down -38.09% and -38.12%, respectively. The declines were the products of an equity market that was negative across all capitalizations and economic sectors. There was little relief to be had in any area that was invested in stocks.

      The stock market (S&P 500) showed some life in the last month of our fiscal year by advancing 8.76%. The Government Street Equity Fund and the Morningstar Large Blend average responded with positive returns of 7.31% and 8.17%, respectively. Whether this is the bottom of the recessionary decline that started in October 2007 or just a brief relief rally remains to be seen.

      The malaise across the broad economy continued to surface throughout the fiscal year. However, when viewed by economic sector, the most significant factor continued to be the questioned viability of the financial industry. During the year, the Financials sector of the S&P 500 Index was down -56.9%. The negative performance eclipsed all the other sectors by a wide margin.

      As the situation stands today, the primary determinant of success in the broad economy is focused almost entirely on the question of the extent and timing of a financial industry recovery. To be sure, monetary and fiscal stimulus to the extent witnessed in modern times is unprecedented. As such, every commentator and analyst is on theoretical and untested grounds in drawing conclusions as to the extent of the future success or failure of the effort. In general, there is reason to be optimistic. It is obvious that credit has loosened to some extent and money flows have received positive, albeit tepid, responses. It is very likely that the positive return of the stock market in March is evidence that investors are warming to the improving investment environment and subsequent recovery.

The top 10 holdings in The Government Street Equity Fund at March 31, 2009 were:

Vanguard Large-Cap ETF                                  5.5%
Hewlett-Packard Company                                 3.2%
Philip Morris International, Inc.                       3.1%
Chevron Corporation                                     2.7%
Procter & Gamble Company (The)                          2.6%
Johnson & Johnson                                       2.5%
Duke Energy Corporation                                 2.5%
Adobe Systems, Inc.                                     2.0%
Vanguard Emerging Markets ETF                           1.9%
International Business Machines Corporation             1.9%

      Two of the  largest  holdings  justify  elaboration.  In  the  context  of managing risk, one of the primary tools available to managers is diversification. The Vanguard Large-Cap ETF and the Vanguard Emerging Markets ETF contribute to the Fund's efforts in that consideration. Each holding represents a composite of several hundred individual holdings of the characteristics specified in their titles. As such, the investments are macro type holdings in their specific investment space and are less subject to the more risky individual stock movements. They allow focused exposure, on desirable investment areas, with less chance of the extreme volatility of an individual stock that can be a by-product of a market environment like we are currently experiencing. The Fund currently holds 11.1% of its net assets in these types of investments.

      As might be expected, the Fund's securities within the Financials sector were the Fund's worst performers during the fiscal year, with negative returns of -74.7% and -60.2% in its growth and value categories, respectively. The
Fund's Financials sector holdings at fiscal year end consisted of Bank of America, Aegon N.V., AFLAC, American Capital Ltd., Regions Financial, Charles Schwab and U.S. Bancorp.

      The best performing sector in the portfolio during the fiscal year was the Utilities sector. Invested entirely in electric utilities, the overall return of the Fund's utilities holdings was -15.7%. Portfolio holdings within the sector at fiscal year end were Duke Energy, FirstEnergy and Wisconsin Energy.

      NOTE: THE INVESTMENT PERFORMANCES LISTED FOR ECONOMIC SECTORS IN THE TWO PRECEDING PARAGRAPHS ARE EXTRACTED FROM AN IN-HOUSE INDEPENDENT INTERNAL RATE OF RETURN COMPUTATION BY THE ADVENT AXYS PORTFOLIO ACCOUNTING SYSTEM. THE CALCULATIONS ARE FOR GROSS INVESTMENT RETURNS OF THE TOTAL ECONOMIC SECTORS AND ARE FOR THE FISCAL YEAR APRIL 1, 2008 THROUGH MARCH 31, 2009.

      We believe that the current economic recession is in the process of bottoming. Despite the current improvement, there appears to be significant reason to believe the broad personal and corporate malaise might take much longer to recede. The monetary and fiscal dislocation within our country and its markets is too extreme to be quickly dissipated. However, we feel certain that this recession will ultimately go the way of previous ones and past heights in the market will be scaled again.

      The future scenario for the markets which we believe will take place in the current situation is that of leadership. We believe that foreign markets, particularly emerging markets, will lead the world out of its current economic downturn. Consequently, those products demanded by rapidly developing countries of large scale, namely China, India, Brazil and Russia, will be recipients of increased focus. We believe that energy, raw materials and food stocks will be under great demand pressures and provide profitable investment opportunities. However, it will be a necessity for the U.S. economy to ratify the anticipated foreign progress with positive results of its own. The Gross Domestic Product of the U.S., at more than twice that of China's, is a necessary component of world recovery.

      The Government Street Equity Fund incorporates significant foreign investments through exchange traded funds, as noted, and large capitalization domestic securities which have significant foreign operations. We continue to move toward the goal of 20% participation by the Fund in international and related investments.

      As of March 31, 2009, the Fund's net assets were $37,656,373; net asset value per share was $26.72; and the ratio of expenses to net average assets was 0.91%. Portfolio turnover rate was 35% during the fiscal year. Income dividends of $0.52 per share were distributed during the year.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------

      The Government Street Mid-Cap Fund completed its fifth full fiscal year on March 31, 2009. The Fund produced a one year total return of -30.65%, as compared to the benchmark S&P MidCap 400 Index return of -36.10%. No sectors of the S&P MidCap 400 Index produced a gain during the year. The worst performing sectors of the Index were Energy, Materials and Industrials. The Government Street Mid-Cap Fund benefited from slight underweightings in these sectors. Some of the strongest stocks in the Fund over the past year were ITT Educational Services (+164%), Family Dollar Stores (+82%), and Edwards Lifesciences (+37%). The outperformance of the Fund over the past year as compared to the S&P MidCap 400 Index is primarily attributable to a more defensive posture in stock selection and sector allocation.

      The longer term performance of the Fund relative to the S&P MidCap 400 Index has also been good, as the Fund returned -11.58% for the 3 years ended March 31, 2009, as compared to -13.61% for the Index. Over the past five years, the Fund returned -1.66% annualized versus -2.84% for the S&P MidCap 400 Index. For the past three and five years, large cap stocks as measured by the S&P 500 Index have returned -13.06% and -4.76%, respectively, on an annualized basis.

      Growth stocks have enjoyed a sustained period of outperformance relative to value stocks. Over one, three and five years, growth stocks have beaten value stocks, while over the past ten years value stocks still hold the edge over growth stocks. Mid cap stocks hold a considerable edge over large cap stocks, with the S&P MidCap 400 Index producing a ten-year annualized return of 4.19%, compared to -3.00% for the S&P 500 Index. While large cap stocks tend to perform better than smaller cap stocks during periods of market contraction, the S&P MidCap 400 Index outperformed the S&P 500 Index -36.10% to -38.09% over the past year.

      March 2009 brought the best one month performance in the stock market in over six years. While it was nice to actually make money for the month, the first quarter of 2009 ended with a loss for both the Fund and the broader stock market. The current economic situation is unprecedented as the U.S., as well as the rest of the world, deleverage from an extended period of excess borrowing on the part of U.S. businesses and households. This deleveraging has had many unpleasant consequences in falling asset values, loan defaults, decreased spending, lower corporate profits and increased unemployment. In an effort to cushion the fall, the federal government has taken steps to shore up the financial system. With short term rates at zero and trillions of dollars in stimulus and liquidity, the government is pulling no punches when it comes to the current economic downturn. Whether or not fighting the collapse of a "debt bubble" with free money will lead to a weak dollar and/or higher inflation and tax rates remains to be seen. At any rate, the U.S. economy has historically proven to be quite resilient and adaptive and with time should emerge stronger. We believe that history has shown mid cap stocks can occupy the sweet spot of offering more stability than small cap stocks while providing better growth prospects than large cap stocks and should continue to provide superior long term returns.

      As of March 31, 2009, the net assets of the Government Street Mid Cap Fund were $21,522,127; net asset value per share was $8.46; and the ratio of net expenses to average net assets was 1.10%. The portfolio turnover rate for the fiscal year was 14% and the total number of holdings at fiscal year end was 165.

THE ALABAMA TAX FREE BOND FUND
------------------------------

      Fixed income investors have experienced an unusually wide range of returns in the last twelve months. Those investors with exposure to short term, high quality debt generally fared better than those with investments in lower quality, longer maturity issues. The extraordinary level of fear in the credit markets during most of last year led investors to dump any securities with a perceived risk of default and they sought refuge in only the highest rated debt. The resulting flight to quality drove up the prices of U. S. Treasuries leading to record low yields on those securities. In December, the Federal Reserve cut the Federal Funds rate to a record low range of 0% to .25% and injected billions of dollars into the debt markets to improve liquidity. While credit markets have not returned to normal, the spread between low risk and high risk securities has narrowed in the first quarter of 2009.

      The municipal bond market was buffeted on several fronts in the last twelve months. The municipal bond insurance companies, responsible for the AAA rating on many municipal securities, were pressured by capital constraints and ratings downgrades resulting from their exposure to mortgage related debt securities. Additionally, the auction-rate municipal securities market came to a halt, creating liquidity problems for many holders of such debt. The market was also subjected to unusual supply/demand factors during the last twelve months. Many large institutional participants in the municipal market were forced to liquidate securities for a variety of reasons. At the same time, the traditional institutional and individual buyers of municipal debt were constrained on many different fronts and reduced demand led to the rare situation whereby yields on municipal securities exceeded those of taxable securities.

      Investors in The Alabama Tax Free Bond Fund were beneficiaries of the focus on high quality, short-to-intermediate term fixed income securities. For the twelve months ended March 31, 2009, the Fund had a return of 3.80%, as compared to a return of 1.12% for the Lipper Intermediate Municipal Fund Index, 5.53% for the Barclays Capital 7-year Municipal Bond Index and 5.62% for the Barclays Capital 3-year Municipal Bond Index. [It should be noted that The Alabama Tax Free Bond Fund has a shorter average maturity than the Lipper Intermediate Municipal Fund Index and the Barclays Capital 7-year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable indices]. Additionally, while the Fund holds securities with maturities ranging from less than one year to more than ten years, the Barclays 3-year Index only holds securities with maturities of approximately 3 years and the Barclays 7-year Index only holds securities with maturities between 6 and 8 years. Also, the Barclays indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

      As of March 31, 2009, 92.8% of the securities held in the Fund were rated "A" or better and the weighted average maturity of the portfolio at fiscal year end was 4.0 years, down slightly from 4.1 years a year ago. The net assets of the Fund as of March 31, 2009 were $28.4 million and the net asset value per share was $10.54. The ratio of net investment income to average net assets during the fiscal year was 3.36%. The portfolio turnover rate was 8%.

      The manager of The Alabama Tax Free Bond Fund remains committed to achieving the primary objectives of the Fund of preserving principal value while generating income that is exempt from both Federal and Alabama state income taxes. The average maturity and duration of the Fund will be adjusted in a manner consistent with those objectives and investors should expect the quality of the holdings in the portfolio to be maintained at levels which are consistently above average.

      Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

      Very truly yours,

      /s/ Thomas W. Leavell

      Thomas W. Leavell
      President
      Leavell Investment Management, Inc.
      The Government Street Funds

DATA PRESENTED REFLECTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2009, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET EQUITY FUND

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     THE GOVERNMENT STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

                THE GOVERNMENT STREET       STANDARD & POOR'S
                     EQUITY FUND                500 INDEX
                --------------------       --------------------
                DATE          VALUE        DATE          VALUE
                ----         -------       ----         -------
                03/31/99     $10,000       03/31/99     $10,000
                06/30/99      10,769       06/30/99      10,705
                09/30/99      10,062       09/30/99      10,036
                12/31/99      11,459       12/31/99      11,530
                03/31/00      11,993       03/31/00      11,794
                06/30/00      11,760       06/30/00      11,481
                09/30/00      11,716       09/30/00      11,370
                12/31/00      11,020       12/31/00      10,480
                03/31/01       9,521       03/31/01       9,237
                06/30/01       9,919       06/30/01       9,778
                09/30/01       8,619       09/30/01       8,343
                12/31/01       9,586       12/31/01       9,234
                03/31/02       9,653       03/31/02       9,260
                06/30/02       8,381       06/30/02       8,019
                09/30/02       7,048       09/30/02       6,634
                12/31/02       7,544       12/31/02       7,193
                03/31/03       7,291       03/31/03       6,967
                06/30/03       8,378       06/30/03       8,039
                09/30/03       8,636       09/30/03       8,252
                12/31/03       9,665       12/31/03       9,257
                03/31/04       9,922       03/31/04       9,414
                06/30/04      10,003       06/30/04       9,576
                09/30/04       9,655       09/30/04       9,397
                12/31/04      10,562       12/31/04      10,264
                03/31/05      10,247       03/31/05      10,044
                06/30/05      10,387       06/30/05      10,181
                09/30/05      10,855       09/30/05      10,548
                12/31/05      11,090       12/31/05      10,768
                03/31/06      11,517       03/31/06      11,222
                06/30/06      11,284       06/30/06      11,060
                09/30/06      11,399       09/30/06      11,687
                12/31/06      12,119       12/31/06      12,469
                03/31/07      12,327       03/31/07      12,549
                06/30/07      12,951       06/30/07      13,337
                09/30/07      13,371       09/30/07      13,608
                12/31/07      13,036       12/31/07      13,154
                03/31/08      11,894       03/31/08      11,912
                06/30/08      11,769       06/30/08      11,587
                09/30/08      10,752       09/30/08      10,617
                12/31/08       8,270       12/31/08       8,288
                03/31/09       7,205       03/31/09       7,375

                       Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                       Average Annual Total Returns(a)

                                     (for periods ended March 31, 2009)

                                      1 YEAR      5 YEARS    10 YEARS

The Government Street Equity Fund     -39.43%      -6.20%     -3.23%

Standard & Poor's 500 Index           -38.09%      -4.76%     -3.00%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT
         STREET MID-CAP FUND AND THE STANDARD & POOR'S MIDCAP 400 INDEX

                              [LINE GRAPH OMITTED]

                THE GOVERNMENT STREET       STANDARD & POOR'S
                    MID CAP FUND             MIDCAP 400 INDEX
                --------------------       --------------------
                DATE          VALUE        DATE          VALUE
                ----         -------       ----         -------
                11/17/03     $10,000       11/17/03     $10,000
                12/31/03      10,218       12/31/03      10,435
                03/31/04      10,683       03/31/04      10,963
                06/30/04      10,808       06/30/04      11,069
                09/30/04      10,652       09/30/04      10,837
                12/31/04      11,602       12/31/04      12,155
                03/31/05      11,696       03/31/05      12,106
                06/30/05      12,223       06/30/05      12,623
                09/30/05      12,855       09/30/05      13,239
                12/31/05      13,226       12/31/05      13,682
                03/31/06      14,211       03/31/06      14,725
                06/30/06      13,628       06/30/06      14,262
                09/30/06      13,352       09/30/06      14,108
                12/31/06      13,967       12/31/06      15,094
                03/31/07      14,755       03/31/07      15,969
                06/30/07      15,575       06/30/07      16,902
                09/30/07      15,732       09/30/07      16,755
                12/31/07      15,561       12/31/07      16,298
                03/31/08      14,167       03/31/08      14,855
                06/30/08      14,663       06/30/08      15,662
                09/30/08      13,416       09/30/08      13,960
                12/31/08      10,509       12/31/08      10,393
                03/31/09       9,824       03/31/09       9,493

                       Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)

                                       (for periods ended March 31, 2009)

                                      1 YEAR      5 YEARS   SINCE INCEPTION*

The Government Street Mid-Cap Fund    -30.65%      -1.66%        -0.33%

Standard & Poor's MidCap 400 Index    -36.10%      -2.84%        -0.96%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        ALABAMA TAX FREE BOND FUND, THE BARCLAYS CAPITAL 7-YEAR MUNICIPAL
      BOND INDEX, THE BARCLAYS CAPITAL 3-YEAR MUNICIPAL BOND INDEX AND THE
                    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX

                              [LINE GRAPH OMITTED]

THE ALABAMA TAX FREE    BARCLAYS CAPITAL 7-YEAR   BARCLAYS CAPITAL 3-YEAR     LIPPER INTERMEDIATE
     BOND FUND            MUNICIPAL BOND INDEX      MUNICIPAL BOND INDEX      MUNICIPAL FUND INDEX
--------------------      --------------------      --------------------      --------------------
DATE          VALUE       DATE          VALUE       DATE          VALUE       DATE          VALUE
----         -------      ----         -------      ----         -------      ----         -------
03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000
06/30/99       9,836      06/30/99       9,830      06/30/99       9,956      06/30/99       9,833
09/30/99       9,866      09/30/99       9,911      09/30/99      10,056      09/30/99       9,839
12/31/99       9,866      12/31/99       9,902      12/31/99      10,085      12/31/99       9,808
03/31/00      10,034      03/31/00      10,059      03/31/00      10,187      03/31/00       9,981
06/30/00      10,156      06/30/00      10,222      06/30/00      10,328      06/30/00      10,102
09/30/00      10,348      09/30/00      10,454      09/30/00      10,493      09/30/00      10,313
12/31/00      10,674      12/31/00      10,800      12/31/00      10,714      12/31/00      10,659
03/31/01      10,908      03/31/01      11,080      03/31/01      10,995      03/31/01      10,899
06/30/01      10,959      06/30/01      11,160      06/30/01      11,129      06/30/01      10,980
09/30/01      11,209      09/30/01      11,467      09/30/01      11,392      09/30/01      11,264
12/31/01      11,140      12/31/01      11,360      12/31/01      11,419      12/31/01      11,170
03/31/02      11,192      03/31/02      11,469      03/31/02      11,477      03/31/02      11,250
06/30/02      11,572      06/30/02      11,959      06/30/02      11,815      06/30/02      11,648
09/30/02      12,021      09/30/02      12,499      09/30/02      12,077      09/30/02      12,099
12/31/02      12,078      12/31/02      12,535      12/31/02      12,187      12/31/02      12,102
03/31/03      12,162      03/31/03      12,681      03/31/03      12,290      03/31/03      12,221
06/30/03      12,400      06/30/03      13,017      06/30/03      12,398      06/30/03      12,490
09/30/03      12,424      09/30/03      13,087      09/30/03      12,534      09/30/03      12,515
12/31/03      12,468      12/31/03      13,218      12/31/03      12,513      12/31/03      12,629
03/31/04      12,576      03/31/04      13,391      03/31/04      12,629      03/31/04      12,776
06/30/04      12,353      06/30/04      13,082      06/30/04      12,475      06/30/04      12,524
09/30/04      12,627      09/30/04      13,523      09/30/04      12,713      09/30/04      12,898
12/31/04      12,671      12/31/04      13,635      12/31/04      12,737      12/31/04      12,989
03/31/05      12,568      03/31/05      13,497      03/31/05      12,641      03/31/05      12,894
06/30/05      12,752      06/30/05      13,855      06/30/05      12,793      06/30/05      13,202
09/30/05      12,745      09/30/05      13,797      09/30/05      12,811      09/30/05      13,176
12/31/05      12,789      12/31/05      13,869      12/31/05      12,847      12/31/05      13,251
03/31/06      12,795      03/31/06      13,852      03/31/06      12,863      03/31/06      13,264
06/30/06      12,830      06/30/06      13,875      06/30/06      12,906      06/30/06      13,269
09/30/06      13,054      09/30/06      14,322      09/30/06      13,156      09/30/06      13,662
12/31/06      13,128      12/31/06      14,422      12/31/06      13,238      12/31/06      13,763
03/31/07      13,228      03/31/07      14,552      03/31/07      13,367      03/31/07      13,867
06/30/07      13,239      06/30/07      14,459      06/30/07      13,403      06/30/07      13,796
09/30/07      13,458      09/30/07      14,869      09/30/07      13,658      09/30/07      14,042
12/31/07      13,659      12/31/07      15,151      12/31/07      13,900      12/31/07      14,204
03/31/08      13,844      03/31/08      15,365      03/31/08      14,211      03/31/08      14,217
06/30/08      13,828      06/30/08      15,269      06/30/08      14,151      06/30/08      14,239
09/30/08      13,865      09/30/08      15,254      09/30/08      14,285      09/30/08      13,917
12/31/08      14,187      12/31/08      15,847      12/31/08      14,669      12/31/08      13,881
03/31/09      14,370      03/31/09      16,215      03/31/09      15,010      03/31/09      14,376

                       Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                               Average Annual Total Returns(a)

                                              (for periods ended March 31, 2009)

                                                1 YEAR     5 YEARS   10 YEARS

The Alabama Tax Free Bond Fund                   3.80%      2.70%      3.69%

Barclays Capital 7-Year Municipal Bond Index     5.53%      3.90%      4.95%

Barclays Capital 3-Year Municipal Bond Index     5.62%      3.51%      4.15%

Lipper Intermediate Municipal Fund Index         1.12%      2.39%      3.70%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX

                              [BAR CHART OMITTED]

                                                 (% OF NET ASSETS)

                                        The Government Street  S&P 500
                                             Equity Fund        Index
                                          ----------------------------
Consumer Discretionary                           6.6%            8.8%
Consumer Staples                                12.3%           12.8%
Energy                                          12.0%           13.0%
Financials                                       6.1%           10.8%
Health Care                                     14.6%           15.3%
Industrials                                     11.3%            9.7%
Information Technology                          14.5%           18.0%
Materials                                        3.2%            3.3%
Telecommunication Services                       1.5%            4.0%
Utilities                                        4.1%            4.3%
Exchange-Traded Funds                           11.1%            0.0%
Cash Equivalents                                 2.7%            0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                  % OF NET ASSETS
---------------------------------------------------------------------

Vanguard Large-Cap Vipers ETF                                5.5%
Hewlett-Packard Company                                      3.2%
Philip Morris International, Inc.                            3.1%
Chevron Corporation                                          2.7%
Procter & Gamble Company (The)                               2.6%
Johnson & Johnson                                            2.5%
Duke Energy Corporation                                      2.5%
Adobe Systems, Inc.                                          2.0%
Vanguard Emerging Markets Stock Index Fund                   1.9%
International Business Machines Corporation                  1.9%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P MIDCAP 400 INDEX

                              [BAR CHART OMITTED]

                                                     (% OF NET ASSETS)

                                           The Government Street   S&P MidCap
                                               Mid-Cap Fund        400 Index
                                             -------------------------------
Consumer Discretionary                              9.4%             15.4%
Consumer Staples                                    3.4%              4.2%
Energy                                              5.8%              6.6%
Financials                                         13.4%             17.8%
Health Care                                        13.6%             12.6%
Industrials                                        13.3%             14.7%
Information Technology                             12.8%             14.4%
Materials                                           5.8%              6.8%
Telecommunication Services                          0.1%              0.7%
Utilities                                           6.5%              6.8%
Exchange-Traded Funds                               5.3%              0.0%
Cash Equivalents                                   10.6%              0.0%


TOP TEN EQUITY HOLDINGS

SECURITY DESCRIPTION                                   % OF NET ASSETS
----------------------------------------------------------------------

iShares S&P MidCap 400 Index Fund                            4.5%
Stericycle, Inc.                                             1.8%
Church & Dwight Company, Inc.                                1.3%
Cerner Corporation                                           1.2%
Cullen/Frost Bankers, Inc.                                   1.2%
Techne Corporation                                           1.1%
SPX Corporation                                              1.1%
AMETEK, Inc.                                                 1.1%
HCC Insurance Holdings, Inc.                                 1.1%
Eaton Vance Corporation                                      1.1%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION
(% OF NET ASSETS)

                              [PIE CHART OMITTED]

Revenue                                    41.2%
General Oligation                          41.7%
Pre-Refunded & Escrowed                    11.3%
Cash Equivalents                            5.8%


                             DISTRIBUTION BY RATING
                  --------------------------------------------
                     RATING                      % HOLDINGS
                     ------                      ----------
                     AAA                             7.6%
                     AA                             63.7%
                     A                              21.5%
                     BAA                             7.2%

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 86.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.6%
Coach, Inc. (a) ...................................        6,000   $    100,200
Darden Restaurants, Inc. ..........................        4,000        137,040
Home Depot, Inc. (The) ............................       16,500        388,740
ITT Educational Services, Inc. (a) ................        2,000        242,840
Johnson Controls, Inc. ............................       15,000        180,000
McDonald's Corporation ............................        5,000        272,850
NIKE, Inc. - Class B ..............................       11,000        515,790
Walt Disney Company (The) .........................       35,000        635,600
                                                                   ------------
                                                                      2,473,060
                                                                   ------------
CONSUMER STAPLES -- 12.3%
Altria Group, Inc. ................................       33,000        528,660
Coca-Cola Company (The) ...........................        6,000        263,700
Kraft Foods, Inc. - Class A .......................       22,836        509,014
PepsiCo, Inc. .....................................       10,000        514,800
Philip Morris International, Inc. .................       33,000      1,174,140
Procter & Gamble Company (The) ....................       21,000        988,890
Wal-Mart Stores, Inc. .............................       12,600        656,460
                                                                   ------------
                                                                      4,635,664
                                                                   ------------
ENERGY -- 12.3%
Apache Corporation ................................       10,089        646,604
BP plc - ADR ......................................        7,300        292,730
Chevron Corporation ...............................       15,000      1,008,600
ConocoPhillips ....................................       18,500        724,460
ENSCO International, Inc. .........................       11,000        290,400
Exxon Mobil Corporation ...........................        7,200        490,320
Plains Exploration & Production Company (a) .......       14,000        241,220
TransCanada Corporation ...........................        5,000        118,250
Transocean Ltd. (a) ...............................        8,996        529,325
XTO Energy, Inc. ..................................       10,000        306,200
                                                                   ------------
                                                                      4,648,109
                                                                   ------------
FINANCIALS -- 6.1%
Aegon N.V. - ARS ..................................       27,900        107,136
AFLAC, Inc. .......................................       21,000        406,560
American Capital Ltd. .............................        9,000         16,830
Bank of America Corporation .......................       79,870        544,713
Charles Schwab Corporation (The) ..................       15,000        232,500
Colonial Properties Trust .........................       50,000        190,500
Regions Financial Corporation .....................       20,000         85,200
U.S. Bancorp ......................................       48,400        707,124
                                                                   ------------
                                                                      2,290,563
                                                                   ------------
HEALTH CARE -- 14.6%
Abbott Laboratories ...............................        3,000        143,100
Becton, Dickinson & Company .......................        9,490        638,108
Cardinal Health, Inc. .............................       17,500        550,900
Cerner Corporation (a) ............................        5,500        241,835
Computer Programs & Systems, Inc. .................        4,600        153,042
Covance, Inc. (a) .................................        4,500        160,335
Covidien Ltd. .....................................        4,500        149,580
Elan Corporation plc - ADR (a) ....................       20,000        132,800
Fresenius Medical Care AG & Company - ADR .........        5,000        193,500

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 86.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 14.6% (CONTINUED)
Genzyme Corporation (a) ...........................        6,500   $    386,035
Gilead Sciences, Inc. (a) .........................        7,000        324,240
Johnson & Johnson .................................       18,000        946,800
Techne Corporation ................................       10,000        547,100
Teva Pharmaceutical Industries Ltd. - ADR .........        4,000        180,200
Thermo Fisher Scientific, Inc. (a) ................        6,500        231,855
Waters Corporation (a) ............................       14,000        517,300
                                                                   ------------
                                                                      5,496,730
                                                                   ------------
INDUSTRIALS -- 11.3%
C.H. Robinson Worldwide, Inc. .....................        3,000        136,830
Caterpillar, Inc. .................................       19,500        545,220
Emerson Electric Company ..........................       20,000        571,600
General Dynamics Corporation ......................       17,000        707,030
Ingersoll-Rand Company Ltd. - Class A .............       13,500        186,300
ITT Corporation ...................................        5,000        192,350
Manitowoc Company, Inc. (The) .....................       21,000         68,670
Norfolk Southern Corporation ......................       10,000        337,500
Quanta Services, Inc. (a) .........................       23,000        493,350
Stericycle, Inc. (a) ..............................        7,000        334,110
United Technologies Corporation ...................       16,000        687,680
                                                                   ------------
                                                                      4,260,640
                                                                   ------------
INFORMATION TECHNOLOGY -- 14.5%
Accenture Ltd. - Class A ..........................        9,500        261,155
Adobe Systems, Inc. (a) ...........................       35,000        748,650
Automatic Data Processing, Inc. ...................       20,000        703,200
Broadridge Financial Solutions, Inc. ..............        5,000         93,050
Cisco Systems, Inc. (a) ...........................       23,450        393,256
Corning, Inc. .....................................       28,000        371,560
Dell, Inc. (a) ....................................        9,500         90,060
Hewlett-Packard Company ...........................       37,000      1,186,220
International Business Machines Corporation .......        7,500        726,675
NetApp, Inc. (a) ..................................       12,000        178,080
Oracle Corporation (a) ............................       10,000        180,700
Texas Instruments, Inc. ...........................       24,000        396,240
Tyco Electronics Ltd. .............................       11,000        121,440
                                                                   ------------
                                                                      5,450,286
                                                                   ------------
MATERIALS -- 3.2%
Alcoa, Inc. .......................................        7,000         51,380
Dow Chemical Company (The) ........................       12,000        101,160
Freeport-McMoRan Copper & Gold, Inc. ..............        8,000        304,880
Nucor Corporation .................................       11,000        419,870
Praxair, Inc. .....................................        5,000        336,450
                                                                   ------------
                                                                      1,213,740
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.5%
America Movil SAB de C.V. - Series L - ADR ........       10,000        270,800
AT&T, Inc. ........................................        7,000        176,400
Fairpoint Communications, Inc. ....................        1,037            809
Nippon Telegraph and Telephone Corporation - ADR ..        4,000         76,120
Telephone and Data Systems, Inc. ..................        2,000         53,020
                                                                   ------------
                                                                        577,149
                                                                   ------------

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 86.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
UTILITIES -- 3.8%
Duke Energy Corporation ...........................       65,980   $    944,834
FirstEnergy Corporation ...........................        7,000        270,200
Wisconsin Energy Corporation ......................        5,000        205,850
                                                                   ------------
                                                                      1,420,884
                                                                   ------------

TOTAL COMMON STOCKS (Cost $30,729,264) ............                $ 32,466,825
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 11.1%                            SHARES       VALUE
--------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund ......................        5,000   $    187,950
Market Vectors - Agribusiness ETF .................       19,000        537,890
Market Vectors - Coal ETF .........................       25,000        341,000
Market Vectors - Steel ETF ........................       11,000        301,950
Vanguard Emerging Markets ETF .....................       31,000        731,600
Vanguard Large-Cap ETF ............................       57,000      2,053,140
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,663,594) .....                $  4,153,530
                                                                   ------------

================================================================================
COMMERCIAL PAPER -- 2.6%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
Intesa Funding LLC, 0.18%, due 04/01/2009
   (Cost $987,000) ................................   $  987,000   $    987,000
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 0.0%                                SHARES       VALUE
--------------------------------------------------------------------------------
AIM STIT - STIC Prime Portfolio - Institutional Class,
   0.41% (b) (Cost $373) ..........................          373   $        373
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.9% (Cost $37,380,231)             $ 37,607,728

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....                      48,645
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 37,656,373
                                                                   ============

ADR - American Depositary Receipt.

ARS - American Registered Shares.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 84.1%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.4%
Barnes & Noble, Inc. ..............................        3,500   $     74,830
BorgWarner, Inc. ..................................        1,500         30,450
Buffalo Wild Wings, Inc. (a) ......................        1,600         58,528
Coach, Inc. (a) ...................................        3,500         58,450
Darden Restaurants, Inc. ..........................        2,050         70,233
DeVry, Inc. .......................................          700         33,726
DreamWorks Animation SKG, Inc. - Class A (a) ......        3,500         75,740
Family Dollar Stores, Inc. ........................        3,800        126,806
GameStop Corporation - Class A (a) ................        5,700        159,714
Gildan Activewear, Inc. - Class A (a) .............        4,100         33,210
Guess?, Inc. ......................................        3,000         63,240
Hasbro, Inc. ......................................        2,500         62,675
Interactive Data Corporation ......................        2,000         49,720
ITT Educational Services, Inc. (a) ................        1,605        194,879
JAKKS Pacific, Inc. (a) ...........................        2,000         24,700
Jarden Corporation (a) ............................        3,000         38,010
John Wiley & Sons, Inc. - Class A .................        1,600         47,648
Liberty Global, Inc. - Class A (a) ................        3,150         45,864
Nordstrom, Inc. ...................................        1,000         16,750
O'Reilly Automotive, Inc. (a) .....................        5,800        203,058
PetSmart, Inc. ....................................        2,600         54,496
Phillips-Van Heusen Corporation ...................        3,000         68,040
Ross Stores, Inc. .................................        2,500         89,700
Service Corporation International .................        6,000         20,940
Snap-on, Inc. .....................................        2,950         74,045
Sotheby's .........................................        3,400         30,600
Tiffany & Company .................................        1,775         38,269
True Religion Apparel, Inc. (a) ...................        2,300         27,163
Urban Outfitters, Inc. (a) ........................        3,000         49,110
Vail Resorts, Inc. (a) ............................        2,500         51,075
VF Corporation ....................................          875         49,972
                                                                   ------------
                                                                      2,021,641
                                                                   ------------
CONSUMER STAPLES -- 3.4%
Church & Dwight Company, Inc. .....................        5,400        282,042
Hormel Foods Corporation ..........................        6,000        190,260
J.M. Smucker Company (The) ........................        4,700        175,169
NBTY, Inc. (a) ....................................        3,000         42,240
Universal Corporation .............................        1,740         52,061
                                                                   ------------
                                                                        741,772
                                                                   ------------
ENERGY -- 5.8%
Cameron International Corporation (a) .............        6,610        144,957
FMC Technologies, Inc. (a) ........................        5,780        181,318
Murphy Oil Corporation ............................        3,740        167,440
Newfield Exploration Company (a) ..................        2,800         63,560
Noble Corporation .................................        5,360        129,122
Overseas Shipholding Group, Inc. ..................        3,600         81,612
Patriot Coal Corporation (a) ......................          960          3,562
Peabody Energy Corporation ........................        4,800        120,192
Pioneer Natural Resources Company .................        4,380         72,139
Pride International, Inc. (a) .....................        5,000         89,900

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
ENERGY -- 5.8% (CONTINUED)
Smith International, Inc. .........................        4,500   $     96,660
Valero Energy Corporation .........................        4,950         88,605
                                                                   ------------
                                                                      1,239,067
                                                                   ------------
FINANCIALS -- 13.4%
American Financial Group, Inc. ....................        8,400        134,820
Arthur J. Gallagher & Company .....................        6,750        114,750
Associated Banc-Corp ..............................        7,300        112,712
Bank of Hawaii Corporation ........................        6,000        197,880
Berkley (W.R.) Corporation ........................       10,050        226,628
Cullen/Frost Bankers, Inc. ........................        5,600        262,864
Eaton Vance Corporation ...........................       10,250        234,212
Everest Re Group Ltd. .............................        2,600        184,080
HCC Insurance Holdings, Inc. ......................        9,300        234,267
Jefferies Group, Inc. .............................       10,400        143,520
Legg Mason, Inc. ..................................        3,780         60,102
Liberty Property Trust ............................        4,600         87,124
New York Community Bancorp, Inc. ..................       10,270        114,716
Potlatch Corporation ..............................        6,941        160,962
Rayonier, Inc. ....................................        7,000        211,540
State Street Corporation ..........................        4,400        135,432
Synovus Financial Corporation .....................       16,400         53,300
Westamerica Bancorporation ........................        3,300        150,348
Wilmington Trust Corporation ......................        6,650         64,438
                                                                   ------------
                                                                      2,883,695
                                                                   ------------
HEALTH CARE -- 13.6%
Almost Family, Inc. (a) ...........................        1,000         19,090
Becton, Dickinson & Company .......................        1,000         67,240
Bio-Rad Laboratories, Inc. - Class A (a) ..........        2,500        164,750
C.R. Bard, Inc. ...................................        1,000         79,720
Cantel Medical Corporation (a) ....................        2,000         25,740
Cephalon, Inc. (a) ................................        2,500        170,250
Cerner Corporation (a) ............................        6,000        263,820
Computer Programs & Systems, Inc. .................        1,500         49,905
Covance, Inc. (a) .................................        4,000        142,520
Covidien Ltd. .....................................        1,500         49,860
Edwards Lifesciences Corporation (a) ..............        2,500        151,575
Elan Corporation plc - ADR (a) ....................        1,000          6,640
Ensign Group, Inc. (The) ..........................        3,000         46,380
Fresenius Medical Care AG & Company - ADR .........        4,000        154,800
Gilead Sciences, Inc. (a) .........................        5,050        233,916
Hanger Orthopedic Group, Inc. (a) .................        4,000         53,000
HealthSpring, Inc. (a) ............................        2,500         20,925
Henry Schein, Inc. (a) ............................        4,000        160,040
Life Technologies Corporation (a) .................        2,891         93,900
Matrixx Initiatives, Inc. (a) .....................        2,000         32,800
Millipore Corporation (a) .........................        2,000        114,820
Mylan, Inc. (a) ...................................        7,700        103,257
Myriad Genetics, Inc. (a) .........................        1,000         45,470
PSS World Medical, Inc. (a) .......................        2,000         28,700
Questcor Pharmaceuticals, Inc. (a) ................        3,000         14,760
ResMed, Inc. (a) ..................................        3,000        106,020
Techne Corporation ................................        4,500        246,195

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 13.6% (CONTINUED)
Teleflex, Inc. ....................................        3,000   $    117,270
Teva Pharmaceutical Industries Ltd. - ADR .........        2,163         97,443
Waters Corporation (a) ............................        2,000         73,900
                                                                   ------------
                                                                      2,934,706
                                                                   ------------
INDUSTRIALS -- 13.3%
Alexander & Baldwin, Inc. .........................        3,000         57,090
AMETEK, Inc. ......................................        7,500        234,525
C.H. Robinson Worldwide, Inc. .....................        5,000        228,050
Donaldson Company, Inc. ...........................        6,000        161,040
Expeditors International of Washington, Inc. ......        6,000        169,740
Fastenal Company ..................................        7,000        225,085
Goodrich Corporation ..............................        3,500        132,615
Graco, Inc. .......................................        6,000        102,420
Harsco Corporation ................................        3,000         66,510
Herman Miller, Inc. ...............................        5,500         58,630
Jacobs Engineering Group, Inc. (a) ................        4,475        173,003
John Bean Technologies Corporation ................        1,248         13,054
Joy Global, Inc. ..................................        2,000         42,600
Koninklijke Philips Electronics N.V. - ADR ........        1,500         22,305
L-3 Communications Holdings, Inc. .................        3,000        203,400
Manpower, Inc. ....................................        4,000        126,120
MSC Industrial Direct Company, Inc. - Class A .....        5,000        155,350
SPX Corporation ...................................        5,000        235,050
Stericycle, Inc. (a) ..............................        8,275        394,966
Trinity Industries, Inc. ..........................        5,000         45,700
WESCO International, Inc. (a) .....................        1,000         18,120
                                                                   ------------
                                                                      2,865,373
                                                                   ------------
INFORMATION TECHNOLOGY -- 12.8%
Activision Blizzard, Inc. (a) .....................       16,000        167,360
ADC Telecommunications, Inc. (a) ..................        8,500         37,315
ADTRAN, Inc. ......................................        6,000         97,260
Advent Software, Inc. (a) .........................        4,000        133,240
Alliance Data Systems Corporation (a) .............        5,000        184,750
Arrow Electronics, Inc. (a) .......................        8,000        152,480
Cognizant Technology Solutions Corporation -
   Class A (a) ....................................        8,000        166,320
CommScope, Inc. (a) ...............................        1,000         11,360
Cree, Inc. (a) ....................................        6,500        152,945
DST Systems, Inc. (a) .............................        4,000        138,480
Harris Corporation ................................        6,000        173,640
IAC/InterActiveCorp (a) ...........................        2,100         31,983
Integrated Device Technology, Inc. (a) ............       10,000         45,500
Jack Henry & Associates, Inc. .....................        9,000        146,880
Lam Research Corporation (a) ......................        6,000        136,620
Linear Technology Corporation .....................        5,000        114,900
Macrovision Solutions Corporation (a) .............        6,000        106,740
Microchip Technology, Inc. ........................        5,000        105,950
National Instruments Corporation ..................        8,000        149,200
NetApp, Inc. (a) ..................................        5,000         74,200
Polycom, Inc. (a) .................................        4,000         61,560
SanDisk Corporation (a) ...........................        5,000         63,250
Sybase, Inc. (a) ..................................        4,000        121,160

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 84.1% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 12.8% (CONTINUED)
Xilinx, Inc. ......................................        7,000   $    134,120
Zebra Technologies Corporation - Class A (a) ......        2,500         47,550
                                                                   ------------
                                                                      2,754,763
                                                                   ------------
MATERIALS -- 5.8%
Airgas, Inc. ......................................        4,000        135,240
Albemarle Corporation .............................        8,000        174,160
Ashland, Inc. .....................................        3,000         30,990
Cabot Corporation .................................        4,000         42,040
Clearwater Paper Corporation (a) ..................        1,983         15,923
Eagle Materials, Inc. .............................        2,500         60,625
Martin Marietta Materials, Inc. ...................        2,500        198,250
Scotts Miracle-Gro Company (The) - Class A ........        4,000        138,800
Sonoco Products Company ...........................        9,570        200,779
Steel Dynamics, Inc. ..............................       12,000        105,720
Valspar Corporation (The) .........................        7,000        139,790
                                                                   ------------
                                                                      1,242,317
                                                                   ------------
TELECOMMUNICATION SERVICES -- 0.1%
Telephone and Data Systems, Inc. ..................        1,000         26,510
                                                                   ------------

UTILITIES -- 6.5%
AGL Resources, Inc. ...............................        8,400        222,852
EQT Corporation ...................................        7,000        219,310
Great Plains Energy, Inc. .........................        9,050        121,903
MDU Resources Group, Inc. .........................        8,850        142,839
ONEOK, Inc. .......................................        5,750        130,123
Pepco Holdings, Inc. ..............................        7,900         98,592
SCANA Corporation .................................        7,530        232,602
Vectren Corporation ...............................       10,600        223,554
                                                                   ------------
                                                                      1,391,775
                                                                   ------------

TOTAL COMMON STOCKS (Cost $21,534,849) ............                $ 18,101,619
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 5.3%                             SHARES       VALUE
--------------------------------------------------------------------------------
iShares S&P MidCap 400 Index Fund .................       20,000   $    973,000
PowerShares Dynamic Healthcare Sector Portfolio (a)       10,000        172,500
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,151,127) .....                $  1,145,500
                                                                   ------------

================================================================================
COMMERCIAL PAPER -- 10.5%                              PAR VALUE       VALUE
--------------------------------------------------------------------------------
American Express Company, 0.06%, due 04/01/2009 ...   $  601,000   $    601,000
Intesa Funding LLC, 0.18%, due 04/01/2009 .........    1,061,000      1,061,000
Societe Generale, 0.10%, due 04/01/2009 ...........      600,000        600,000
                                                                   ------------
TOTAL COMMERCIAL PAPER (Cost $2,262,000) ..........                $  2,262,000
                                                                   ------------

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 0.0%                                SHARES       VALUE
--------------------------------------------------------------------------------
AIM STIT - STIC Prime Portfolio - Institutional Class,
   0.41% (b) (Cost $352) ..........................          352   $        352
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.9% (Cost $24,948,328)             $ 21,509,471

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .....                      12,656
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 21,522,127
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
==============================================================================================
ALABAMA FIXED RATE REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 94.2%                                        PAR VALUE       VALUE
----------------------------------------------------------------------------------------------
Alabama Drinking Water Financing Auth., Rev.,
   4.00%, due 08/15/2014 .........................................   $  250,000   $    255,568
   5.00%, due 08/15/2018 .........................................      400,000        412,832
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
   4.50%, due 11/01/2009, ETM ....................................      500,000        506,660
   5.375%, due 11/01/2012, ETM ...................................      400,000        401,244
Alabama Special Care Facilities Financing Auth., Mobile,
   Hospital Rev.,
   4.50%, due 11/01/2010, ETM ....................................      250,000        253,245
Alabama State Federal Highway Financing Auth., Rev.,
   5.00%, due 03/01/2016 .........................................      300,000        319,890
Alabama State, GO,
   5.00%, due 06/01/2012 .........................................      250,000        259,778
   5.00%, due 09/01/2015 .........................................      300,000        316,320
   5.00%, due 09/01/2016 .........................................      300,000        316,320
   5.00%, due 09/01/2017 .........................................      300,000        330,714
Alabama State Parks System Improvement Corporation, GO,
   5.50%, due 06/01/2010 .........................................      200,000        211,190
Alabama State Public School & College Auth.,
   Capital Improvements, Rev.,
   5.00%, due 02/01/2010 .........................................      300,000        310,833
   5.00%, due 11/01/2012 .........................................      475,000        483,488
   5.125%, due 11/01/2013 ........................................      600,000        610,782
   5.125%, due 11/01/2015 ........................................      525,000        534,435
Alabama State Public School & College Auth., Rev.,
   5.00%, due 05/01/2010 .........................................      355,000        371,365
Alabama Water Pollution Control Auth., Rev.,
   5.00%, due 08/15/2010 .........................................      500,000        516,910
   5.375%, due 08/15/2014 ........................................      225,000        239,483
Anniston, AL, Waterworks & Sewer Board, Rev.,
   4.00%, due 06/01/2015 .........................................      400,000        404,796
Athens, AL, Electric Rev., Warrants,
   3.00%, due 06/01/2011 .........................................      500,000        510,105
Athens, AL, School Warrants,
   5.05%, due 08/01/2015 .........................................      335,000        339,268
Auburn, AL, GO, Warrants,
   4.25%, due 08/01/2009 .........................................      285,000        288,437
   5.00%, due 08/01/2012 .........................................      225,000        248,618
Auburn, AL, Waterworks Board, Rev.,
   5.00%, due 07/01/2015 .........................................      335,000        358,239
Auburn University, AL, General Fee Rev.,
   4.45%, due 06/01/2011 .........................................      400,000        402,016
   5.25%, due 06/01/2015 .........................................      400,000        429,132
Baldwin Co., AL, Board of Education, Rev., Warrants,
   5.20%, due 06/01/2009 .........................................      200,000        200,746
   5.00%, due 06/01/2010 .........................................      300,000        311,679
Baldwin Co., AL, GO, Warrants,
   5.00%, due 02/01/2015 .........................................      200,000        219,384
Baldwin Co., AL, Series A, GO, Warrants,
   5.00%, due 02/01/2017 .........................................      320,000        356,822

ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
===============================================================================================
ALABAMA FIXED RATE REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 94.2% (CONTINUED)                            PAR VALUE       VALUE
-----------------------------------------------------------------------------------------------
Birmingham, AL, Special Care Facilities Financing Auth., Rev.,
   3.70%, due 06/01/2009 .........................................   $  300,000   $    300,072
Decatur, AL, GO, Warrants,
   5.00%, due 06/01/2009 .........................................      300,000        301,008
Decatur, AL, Water Rev.,
   5.00%, due 05/01/2014 .........................................      100,000        101,257
Dothan, AL, GO,
   5.50%, due 09/01/2014 .........................................      500,000        515,615
Fairhope, AL, Warrants,
   5.10%, due 06/01/2014 .........................................      295,000        302,537
Florence, AL, School Warrants,
   4.65%, due 12/01/2012 .........................................      200,000        204,510
Foley, AL, Utilities Board, Utilities Rev.,
   4.50%, due 11/01/2019 .........................................      250,000        255,928
Homewood, AL, GO, Warrants,
   5.00%, due 09/01/2014 .........................................      500,000        551,965
   5.00%, due 09/01/2015 .........................................      250,000        280,470
Hoover, AL, Special Tax, Warrants,
   5.00%, due 02/15/2015 .........................................      370,000        394,231
Houston Co., AL, GO,
   5.60%, due 10/15/2014 .........................................      300,000        314,106
Huntsville, AL, Capital Improvements, GO,
   3.25%, due 11/01/2010 .........................................      100,000        103,461
Huntsville, AL, Capital Improvements, Series C, GO, Warrants,
   5.00%, due 11/01/2017 .........................................      300,000        325,266
Huntsville, AL, Electric Systems, Rev.,
   4.00%, due 12/01/2013 .........................................      300,000        323,445
Huntsville, AL, GO,
   5.50%, due 08/01/2009 .........................................      400,000        406,552
   5.00%, due 08/01/2011 .........................................      500,000        543,015
   5.25%, due 11/01/2012 .........................................      250,000        252,665
   5.125%, due 05/01/2020 ........................................      300,000        322,176
Jefferson Co., AL, Sewer Rev.,
   5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101 ...........      225,000        238,721
Madison, AL, Warrants,
   4.40%, due 02/01/2011 .........................................      200,000        202,538
   4.85%, due 02/01/2013 .........................................      400,000        405,048
Madison Co., AL, Board of Education,
   Capital Outlay Tax Antic. Warrants,
   5.20%, due 03/01/2011 .........................................      400,000        416,680
   5.20%, due 03/01/2014 .........................................      250,000        259,690
Mobile, AL, GO,
   4.50%, due 08/01/2013 .........................................      100,000        109,567
   4.75%, due 02/15/2014 .........................................      400,000        422,924
   5.20%, due 08/15/2018 .........................................      500,000        538,725
Mobile, AL, Water & Sewer, Rev.,
   5.25%, due 01/01/2012 .........................................      205,000        220,678
   5.25%, due 01/01/2014 .........................................      300,000        315,969
   5.25%, due 01/01/2020 .........................................      400,000        413,588
Montgomery, AL, GO,
   5.00%, due 11/01/2015 .........................................      300,000        317,724

ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==============================================================================================
ALABAMA FIXED RATE REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 94.2% (CONTINUED)                            PAR VALUE      VALUE
----------------------------------------------------------------------------------------------
Montgomery, AL, Waterworks & Sanitation, Rev.,
   5.25%, due 09/01/2011 .........................................   $  350,000   $    381,469
Mountain Brook, AL, City Board of Education,
   Capital Outlay Warrants,
   4.80%, due 02/15/2011 .........................................      405,000        406,017
Opelika, AL, GO,
    4.00%, due 03/01/2010 ........................................      210,000        215,424
Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
    4.35%, due 08/01/2011 ........................................      200,000        201,290
Shelby Co., AL, Board of Education, Rev. Warrants,
   4.80%, due 02/01/2011 .........................................      500,000        506,275
St. Clair Co., AL, GO,
   4.00%, due 08/01/2013 .........................................      145,000        156,501
   4.00%, due 08/01/2014 .........................................      205,000        220,779
Trussville, AL, Warrants,
   4.30%, due 10/01/2010 .........................................      400,000        419,480
Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   4.85%, due 02/15/2013 .........................................      300,000        300,714
Tuscaloosa, AL, GO, Warrants,
   4.30%, due 10/01/2009 .........................................      425,000        433,228
   4.25%, due 02/15/2011 .........................................      145,000        152,913
   5.45%, due 01/01/2014 .........................................      500,000        523,210
   5.55%, due 01/01/2015, Prerefunded 01/01/2010 @ 101 ...........      400,000        418,864
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
   4.00%, due 07/01/2013 .........................................      350,000        367,066
University of Alabama, AL, Birmingham, Series A, Hospital Rev.,
   5.00%, due 09/01/2011 .........................................      100,000        105,471
University of Alabama, AL, General Fee Rev.,
   4.10%, due 12/01/2013 .........................................      240,000        252,278
University of Alabama, AL, Series A, Rev.,
   4.00%, due 10/01/2010 .........................................      375,000        391,939
   5.00%, due 07/01/2017 .........................................      245,000        278,932
Vestavia Hills, AL, Warrants,
   5.00%, due 02/01/2012 .........................................      565,000        609,844
                                                                                  ------------

TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
   OBLIGATION (GO) BONDS (Cost $26,011,310) ......................                $ 26,722,124
                                                                                  ------------

================================================================================
MONEY MARKET FUNDS -- 5.6%                             SHARES          VALUE
--------------------------------------------------------------------------------
Alpine Municipal Money Market Fund - Class I, 1.01% (a)
   (Cost $1,590,966) ..............................    1,590,966   $  1,590,966
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.8% (Cost $27,602,276)             $ 28,313,090

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .....                      44,448
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 28,357,538
                                                                   ============

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009
==========================================================================================
                                               GOVERNMENT     GOVERNMENT        ALABAMA
                                                 STREET         STREET          TAX FREE
                                                 EQUITY         MID-CAP           BOND
                                                  FUND            FUND            FUND
------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ....................   $ 37,380,231    $ 24,948,328    $ 27,602,276
                                              ============    ============    ============
   At value (Note 1) ......................   $ 37,607,728    $ 21,509,471    $ 28,313,090
Dividends and interest receivable .........         74,630          23,208         304,386
Receivable for investment securities sold .        677,739              --              --
Receivable for capital shares sold ........            150             100              --
Other assets ..............................          6,539           5,064           4,638
                                              ------------    ------------    ------------
   TOTAL ASSETS ...........................     38,366,786      21,537,843      28,622,114
                                              ------------    ------------    ------------

LIABILITIES
Distributions payable .....................          3,148              --          25,424
Payable for investment securities purchased        519,653              --         219,854
Payable for capital shares redeemed .......        159,456              --           5,919
Accrued investment advisory fees (Note 3) .         18,384           5,926           3,909
Accrued administration fees (Note 3).. ....          4,600           4,000           3,500
Accrued compliance fees (Note 3) ..........            515             515             515
Other accrued expenses ....................          4,657           5,275           5,455
                                              ------------    ------------    ------------
   TOTAL LIABILITIES ......................        710,413          15,716         264,576
                                              ------------    ------------    ------------

NET ASSETS ................................   $ 37,656,373    $ 21,522,127    $ 28,357,538
                                              ============    ============    ============

Net assets consist of:
Paid-in capital ...........................   $ 37,601,232    $ 25,624,431    $ 27,690,019
Accumulated undistributed
   net investment income ..................          1,012              --          17,525
Accumulated net realized losses
   from security transactions .............       (173,368)       (663,447)        (60,820)
Net unrealized appreciation (depreciation)
   on investments .........................        227,497      (3,438,857)        710,814
                                              ------------    ------------    ------------

Net assets ................................   $ 37,656,373    $ 21,522,127    $ 28,357,538
                                              ============    ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ..........................      1,409,255       2,544,604       2,689,196
                                              ============    ============    ============

Net asset value, offering price and
   redemption price per share (Note 1). ...   $      26.72    $       8.46    $      10.54
                                              ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2009
========================================================================================
                                             GOVERNMENT      GOVERNMENT       ALABAMA
                                               STREET          STREET         TAX FREE
                                               EQUITY          MID-CAP          BOND
                                                FUND            FUND            FUND
----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................   $     18,879    $     24,991    $  1,064,533
   Dividends ............................      1,279,030         407,198          20,756
   Foreign withholding taxes on dividends         (2,179)           (932)             --
                                            ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ...........      1,295,730         431,257       1,085,289
                                            ------------    ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) ....        326,223         205,239          94,477
   Administration fees (Note 3) .........         72,445          48,176          42,000
   Professional fees ....................         23,798          20,726          19,315
   Trustees' fees and expenses ..........         15,184          15,184          15,184
   Custodian and bank service fees ......         11,654          12,008           5,259
   Compliance fees and expenses (Note 3)           6,766           6,451           6,430
   Pricing costs ........................          2,259           3,792          12,167
   Postage and supplies .................          7,148           4,717           4,712
   Account maintenance fees .............          6,914           6,440           1,216
   Registration fees ....................          4,652           3,731           2,838
   Printing of shareholder reports ......          5,666           2,886           2,629
   Insurance expense ....................          5,289           2,810           2,445
   Other expenses .......................          6,748           5,514           5,127
                                            ------------    ------------    ------------
      TOTAL EXPENSES ....................        494,746         337,674         213,799
   Fees voluntarily waived by
      the Adviser (Note 3) ..............             --         (36,520)        (38,341)
                                            ------------    ------------    ------------
      NET EXPENSES ......................        494,746         301,154         175,458
                                            ------------    ------------    ------------

NET INVESTMENT INCOME ...................        800,984         130,103         909,831
                                            ------------    ------------    ------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from
      security transactions .............       (173,368)       (663,447)          5,706
   Net realized gains from in-kind
      redemptions (Note 1) ..............      1,939,512         446,671              --
   Net change in unrealized appreciation
      (depreciation) on investments .....    (28,078,838)     (9,436,552)        110,981
                                            ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS ........    (26,312,694)     (9,653,328)        116,687
                                            ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........   $(25,511,710)   $ (9,523,225)   $  1,026,518
                                            ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================================
                                                  GOVERNMENT STREET               GOVERNMENT STREET
                                                     EQUITY FUND                     MID-CAP FUND
                                             ------------------------------------------------------------
                                                 YEAR            YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                 2009            2008            2009            2008
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................   $    800,984    $    906,424    $    130,103    $     86,354
   Net realized gains (losses) from
      security transactions ..............       (173,368)      1,965,343        (663,447)        756,786
   Net realized gains from in-kind
      redemptions (Note 1) ...............      1,939,512      10,223,336         446,671         369,183
   Net change in unrealized appreciation
      (depreciation) on investments ......    (28,078,838)    (14,723,170)     (9,436,552)     (2,471,103)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets from operations    (25,511,710)     (1,628,067)     (9,523,225)     (1,258,780)
                                             ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............       (753,088)       (906,812)       (141,611)       (131,638)
   In excess of net investment income ....             --              --          (2,489)             --
   From realized capital gains
      on security transactions ...........             --      (2,019,387)         (7,284)       (749,760)
   Return of capital .....................             --        (265,270)             --              --
                                             ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders .........       (753,088)     (3,191,469)       (151,384)       (881,398)
                                             ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............      2,476,764       1,964,944       1,776,042       1,588,631
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................        719,467       3,075,937         141,942         859,223
   Payments for shares redeemed. .........     (6,541,942)    (20,710,964)     (2,144,940)     (2,844,837)
                                             ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions ............     (3,345,711)    (15,670,083)       (226,956)       (396,983)
                                             ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .. ..........    (29,610,509)    (20,489,619)     (9,901,565)     (2,537,161)

NET ASSETS
   Beginning of year .....................     67,266,882      87,756,501      31,423,692      33,960,853
                                             ------------    ------------    ------------    ------------
   End of year ...........................   $ 37,656,373    $ 67,266,882    $ 21,522,127    $ 31,423,692
                                             ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................   $      1,012    $         --    $         --    $     11,508
                                             ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ..................................         68,142          40,023         174,611         119,232
   Reinvested ............................         20,123          62,867          15,726          64,918
   Redeemed ..............................       (181,776)       (414,553)       (205,129)       (210,523)
                                             ------------    ------------    ------------    ------------
   Net decrease in shares outstanding ....        (93,511)       (311,663)        (14,792)        (26,373)
   Shares outstanding, beginning of year .      1,502,766       1,814,429       2,559,396       2,585,769
                                             ------------    ------------    ------------    ------------
   Shares outstanding, end of year .......      1,409,255       1,502,766       2,544,604       2,559,396
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                                  ALABAMA TAX FREE
                                                                      BOND FUND
                                                             ---------------------------
                                                                YEAR            YEAR
                                                               ENDED           ENDED
                                                              MARCH 31,       MARCH 31,
                                                                2009            2008
----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................................   $    909,831    $    872,561
   Net realized gains from security transactions ........          5,706          16,614
   Net change in unrealized appreciation
     (depreciation) on investments ......................        110,981         265,263
                                                            ------------    ------------
Net increase in net assets from operations ..............      1,026,518       1,154,438
                                                            ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........................       (906,325)       (869,547)
   From realized capital gains on security transactions .           (205)        (15,917)
                                                            ------------    ------------
Decrease in net assets from distributions to shareholders       (906,530)       (885,464)
                                                            ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............................      3,972,100       1,373,954
   Net asset value of shares issued in reinvestment
     of distributions to shareholders ...................        576,864         559,466
   Payments for shares redeemed .........................     (1,737,811)     (2,744,430)
                                                            ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions ...........................      2,811,153        (811,010)
                                                            ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................      2,931,141        (542,036)

NET ASSETS
   Beginning of year ....................................     25,426,397      25,968,433
                                                            ------------    ------------
   End of year ..........................................   $ 28,357,538    $ 25,426,397
                                                            ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ................................   $     17,525    $     15,016
                                                            ============    ============

CAPITAL SHARE ACTIVITY
   Sold .................................................        378,942         131,729
   Reinvested ...........................................         55,131          53,777
   Redeemed .............................................       (166,312)       (264,214)
                                                            ------------    ------------
   Net increase (decrease) in shares outstanding ........        267,761         (78,708)
   Shares outstanding, beginning of year ................      2,421,435       2,500,143
                                                            ------------    ------------
   Shares outstanding, end of year ......................      2,689,196       2,421,435
                                                            ============    ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    44.76     $    48.37     $    52.42     $    47.11     $    46.10
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.55           0.57           0.48           0.50           0.50
   Net realized and unrealized
      gains (losses) on investments .....         (18.07)         (2.12)          2.90           5.31           1.01
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         (17.52)         (1.55)          3.38           5.81           1.51
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.52)         (0.57)         (0.48)         (0.50)         (0.50)
   Distributions from
      net realized gains ................             --          (1.31)         (6.95)            --             --
   Return of capital ....................             --          (0.18)            --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.52)         (2.06)         (7.43)         (0.50)         (0.50)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $    26.72     $    44.76     $    48.37     $    52.42     $    47.11
                                              ==========     ==========     ==========     ==========     ==========

Total return (a) ........................        (39.43%)        (3.51%)         7.04%         12.39%          3.27%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   37,656     $   67,267     $   87,757     $  107,243     $  132,922
                                              ==========     ==========     ==========     ==========     ==========

Ratio of expenses to
   average net assets ...................          0.91%          0.84%          0.84%          0.78%          0.76%

Ratio of net investment income
   to average net assets ................          1.47%          1.12%          0.96%          0.95%          1.08%

Portfolio turnover rate .................            35%            12%            15%            17%            13%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                      YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    12.28     $    13.13     $    13.71     $    11.30     $    10.33
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.05           0.03           0.04           0.05           0.01
   Net realized and unrealized
      gains (losses) on investments .....          (3.82)         (0.53)          0.45           2.38           0.97
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          (3.77)         (0.50)          0.49           2.43           0.98
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.05)         (0.05)         (0.05)         (0.02)         (0.01)
   In excess of net investment income ...          (0.00)(a)         --             --             --             --
   Distributions from
      net realized gains ................          (0.00)(a)      (0.30)         (1.02)            --          (0.00)(a)
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.05)         (0.35)         (1.07)         (0.02)         (0.01)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $     8.46     $    12.28     $    13.13     $    13.71     $    11.30
                                              ==========     ==========     ==========     ==========     ==========

Total return (b) ........................        (30.65%)        (3.99%)         3.83%         21.51%          9.47%
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   21,522     $   31,424     $   33,961     $   37,619     $   32,025
                                              ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (c) ...............          1.10%          1.10%          1.10%          1.10%          1.10%

Ratio of net investment income
   to average net assets ................          0.47%          0.25%          0.26%          0.37%          0.14%

Portfolio turnover rate .................            14%            11%            11%            28%             6%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.23%, 1.12%, 1.12%, 1.11% and 1.23% for the years ended March 31, 2009, 2008, 2007,
      2006 and 2005, respectively (Note 3).

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31,
                                              ----------------------------------------------------------------------
                                                 2009           2008           2007           2006           2005
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    10.50     $    10.39     $    10.40     $    10.55     $    10.90
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income ................           0.35           0.36           0.36           0.34           0.35
   Net realized and unrealized
      gains (losses) on investments .....           0.04           0.12          (0.01)         (0.15)         (0.36)
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........           0.39           0.48           0.35           0.19          (0.01)
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
      investment income .................          (0.35)         (0.36)         (0.36)         (0.34)         (0.34)
   Distributions from
      net realized gains ................          (0.00)(c)      (0.01)            --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.35)         (0.37)         (0.36)         (0.34)         (0.34)
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........     $    10.54     $    10.50     $    10.39     $    10.40     $    10.55
                                              ==========     ==========     ==========     ==========     ==========

Total return (a) ........................          3.80%          4.66%          3.38%          1.80%         (0.06%)
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......     $   28,358     $   25,426     $   25,968     $   26,182     $   34,525
                                              ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
   average net assets (b) .. ............          0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income
   to average net assets ................          3.36%          3.46%          3.44%          3.25%          3.21%

Portfolio turnover rate .................             8%             6%            15%             5%             4%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.79%, 0.78%, 0.76%, 0.73% and 0.69% for the years ended March 31, 2009, 2008, 2007,
      2006 and 2005, respectively (Note 3).

(c)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Funds") are each a no-load series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing primarily in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing primarily in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2009:

-------------------------------------------------------------------------------------------
                                                    THE            THE            THE
                                                 GOVERNMENT     GOVERNMENT       ALABAMA
                                               STREET EQUITY  STREET MID-CAP  TAX FREE BOND
VALUATION INPUTS                                    FUND           FUND           FUND
-------------------------------------------------------------------------------------------
Level 1 - Quoted prices .....................   $ 36,620,728   $ 19,247,471   $  1,590,966
Level 2 - Other significant observable inputs        987,000      2,262,000     26,722,124
Level 3 - Significant unobservable inputs ...             --             --             --
                                                ------------   ------------   ------------
Total .......................................   $ 37,607,728   $ 21,509,471   $ 28,313,090
                                                ============   ============   ============
-------------------------------------------------------------------------------------------

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements -- The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. Certain Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 is as follows:

---------------------------------------------------------------------------------------------------
                      YEARS      ORDINARY  EXEMPT-INTEREST   LONG-TERM     RETURN OF     TOTAL
                      ENDED       INCOME       DIVIDENDS       GAINS        CAPITAL   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
Government Street    3/31/09    $  753,088    $       --    $       --    $       --    $  753,088
  Equity Fund        3/31/08    $1,059,790    $       --    $1,866,409    $  265,270    $3,191,469
---------------------------------------------------------------------------------------------------
Government Street    3/31/09    $  144,299    $       --    $    7,085    $       --    $  151,384
  Mid-Cap Fund       3/31/08    $  150,519    $       --    $  730,879    $       --    $  881,398
---------------------------------------------------------------------------------------------------
Alabama Tax Free     3/31/09    $       --    $  906,325    $      205    $       --    $  906,530
  Bond Fund          3/31/08    $       --    $  869,547    $   15,917    $       --    $  885,464
---------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2009:

--------------------------------------------------------------------------------------------
                                               GOVERNMENT       GOVERNMENT        ALABAMA
                                                 STREET           STREET          TAX FREE
                                                 EQUITY           MID-CAP           BOND
                                                  FUND             FUND             FUND
--------------------------------------------------------------------------------------------
Cost of portfolio investments ............    $ 37,380,231     $ 24,948,328     $ 27,652,478
                                              ============     ============     ============
Gross unrealized appreciation ............    $  8,772,207     $  2,198,358     $    692,977
Gross unrealized depreciation ............      (8,544,710)      (5,637,215)         (32,365)
                                              ------------     ------------     ------------
Net unrealized appreciation (depreciation)         227,497       (3,438,857)         660,612
Undistributed ordinary income ............           4,160               --            4,703
Undistributed long-term gains ............              --               --            1,999
Undistributed tax exempt income ..........              --               --           25,629
Capital loss carryforwards ...............         (71,454)        (223,256)              --
Post-October losses ......................        (101,914)        (440,191)              --
Other temporary differences ..............          (3,148)              --          (25,424)
                                              ------------     ------------     ------------
Accumulated earnings (deficit) ...........    $     55,141     $ (4,102,304)    $    667,519
                                              ============     ============     ============
--------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing
methods  in  the   amortization  of  discounts  and  premiums  on  fixed  income securities.

As of March 31,  2009,  The  Government  Street  Equity Fund and The  Government
Street Mid-Cap Fund had capital loss carryforwards for federal income tax purposes of $71,454 and $223,256, respectively, which expire on March 31, 2017. In addition, The Government Street Equity Fund and The Government Street Mid-Cap Fund had net realized capital losses of $101,914 and $440,191, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during each Fund's tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended March 31, 2009, The Government Street Mid-Cap Fund reclassified distributions in excess of net investment income of $2,489 against paid-in-capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

During the year ended March 31, 2009, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $1,939,512 and $446,671, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund's net assets or net asset value per share.

For the year ended March 31, 2009, The Alabama Tax Free Bond Fund reclassified $997 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification had no effect on the Fund's net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

During the year ended March 31, 2009, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $18,678,260 and $21,667,656, respectively, for The Government Street Equity Fund; $3,878,008 and $3,494,864, respectively, for The Government Street Mid-Cap Fund; and $4,334,329 and $2,141,250, respectively, for The Alabama Tax Free Bond Fund.

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Leavell Investment Management, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2009, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $36,520 and $38,341, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2009.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Funds' compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax-Free Bond Fund at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2009

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. These ongoing costs, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period (October 1, 2008) shown and held for the entire period (March 31, 2009).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Funds' expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

-----------------------------------------------------------------------------------
                                     Beginning          Ending
                                   Account Value     Account Value    Expenses Paid
                                  October 1, 2008   March 31, 2009   During Period*
-----------------------------------------------------------------------------------
THE GOVERNMENT STREET EQUITY FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   670.10        $ 4.08
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,020.04        $ 4.94
-----------------------------------------------------------------------------------
THE GOVERNMENT STREET MID-CAP FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   732.20        $ 4.75
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,019.45        $ 5.54
-----------------------------------------------------------------------------------
THE ALABAMA TAX FREE BOND FUND
-----------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $ 1,036.40        $ 3.30
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,021.69        $ 3.28
-----------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                 The Government Street Equity Fund         0.98%
                 The Government Street Mid-Cap Fund        1.10%
                 The Alabama Tax Free Bond Fund            0.65%

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD                       LENGTH OF
  TRUSTEE                       ADDRESS                      AGE      WITH THE TRUST                      TIME SERVED
------------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.      931 Broad Street Road,        72      Chairman and                        Since
                                Manakin-Sabot, VA                     Trustee                             June 1991
------------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III      1802 Bayberry Court,          72      Trustee                             Since
                                Suite 400                                                                 September 1988
                                Richmond, VA
------------------------------------------------------------------------------------------------------------------------
* John T. Bruce                 800 Main Street               55      Trustee                             Since
                                Lynchburg, VA                                                             September 1988
------------------------------------------------------------------------------------------------------------------------
  Robert S. Harris              100 Darden Boulevard          59      Trustee                             Since
                                Charlottesville, VA                                                       January 2007
------------------------------------------------------------------------------------------------------------------------
  J. Finley Lee, Jr.            4488 Pond Apple               69      Trustee                             Since
                                Drive North                                                               September 1988
                                Naples, FL
------------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill            University of Richmond        69      Trustee                             Since
                                Richmond, VA                                                              March 1993
------------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette         100 Jacintoport Boulevard     49      Trustee                             Since
                                Saraland, AL                                                              March 1993
------------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III            302 Clovelly Road             73      Trustee                             Since
                                Richmond, VA                                                              November 1988
------------------------------------------------------------------------------------------------------------------------
  Thomas W. Leavell             P.O. Box 1307                 65      President                           Since
                                Mobile, AL                                                                February 2004
------------------------------------------------------------------------------------------------------------------------
  Mary Shannon Hope             P.O. Box 1307                 45      Vice President                      Since
                                Mobile, AL                                                                August 2008
------------------------------------------------------------------------------------------------------------------------
  Timothy S. Healey             600 Luckie Drive              56      Vice President of The Government    Since
                                Suite 305                             Street Mid-Cap Fund and             January 1995
                                Birmingham, AL                        The Alabama Tax Free Bond Fund
------------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey              225 Pictoria Drive            52      Vice President                      Since
                                Suite 450                                                                 November 2000
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------
  Mark J. Seger                 225 Pictoria Drive            47      Treasurer                           Since
                                Suite 450                                                                 November 2000
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------
  John F. Splain                225 Pictoria Drive            52      Secretary                           Since
                                Suite 450                                                                 November 2000
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom                 225 Pictoria Drive            40      Chief Compliance Officer            Since
                                Suite 450                                                                 August 2006
                                Cincinnati, OH
------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough and Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors,LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-281-3217.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2009. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $800,984 and $144,299, respectively, as taxed at a maximum rate of 15%. Additionally, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund intend to designate $7,085 and $205, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2009, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser. The Trustees also considered the Adviser's representations that all of the Funds' portfolio trades were

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED) (CONTINUED)
================================================================================

executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the 2008 performance of each of the Funds, which exceeded the returns of their respective Lipper category average, as well as the longer term performance of the Funds, LIM has provided quality management services to the Funds; (ii) the performance of The Government Street Mid-Cap Fund has been extremely good, as the Fund outperformed both the S&P MidCap 400 Index and the average of its Lipper category for the 1 year, 3 years and 5 years ended December 31, 2008 and for the period since the Fund's inception; (iii) the performance of The Alabama Tax Free Bond Fund has also been extremely good, as the Fund's returns for 1 year, 3 years, 5 years and 10 years ranked within the 1st percentile of comparably managed funds according to Morningstar, Inc. and the Fund maintained a 4-star Morningstar rating overall and a 5-star Morningstar rating for 3 years as of December 31, 2008; (iv) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; (v) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (vi) the Adviser's voluntary commitment to cap overall operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund through advisory fee waivers has enabled those Funds to further increase returns for shareholders. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                       This page intentionally left blank.

================================================================================

                           THE GOVERNMENT STREET FUNDS
                       -----------------------------------
                              No Load Mutual Funds

                  INVESTMENT ADVISER
                  Leavell Investment Management, Inc.
                  Post Office Box 1307
                  Mobile, AL 36633

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, OH 45246-0707
                  1-866-738-1125

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, MA 02109

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                  FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, OH 45202

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt, III

                  PORTFOLIO MANAGERS
                  Thomas W. Leavell,
                     The Government Street Equity Fund
                     The Government Street Mid-Cap Fund
                  Timothy S. Healey,
                     The Government Street Mid-Cap Fund
                     The Alabama Tax Free Bond Fund
                  Richard E. Anthony, Jr.,
                     The Government Street Mid-Cap Fund
                  Michael J. Hofto,
                     The Government Street Mid-Cap Fund

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                 AUGUST 1, 2009

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2
MUNICIPAL OBLIGATIONS..........................................................8
DESCRIPTION OF BOND RATINGS...................................................16
INVESTMENT LIMITATIONS........................................................18
TRUSTEES AND OFFICERS.........................................................22
INVESTMENT ADVISER............................................................26
ADMINISTRATOR.................................................................29
DISTRIBUTOR...................................................................30
OTHER SERVICE PROVIDERS.......................................................30
PORTFOLIO SECURITIES AND BROKERAGE............................................31
SPECIAL SHAREHOLDER SERVICES..................................................32
PURCHASE OF SHARES............................................................33
REDEMPTION OF SHARES..........................................................34
NET ASSET VALUE DETERMINATION.................................................35
FUND EXPENSES.................................................................35
ADDITIONAL TAX INFORMATION....................................................36
GENERAL INFORMATION ABOUT THE TRUST...........................................38
CALCULATION OF PERFORMANCE DATA...............................................41
FINANCIAL STATEMENTS AND REPORTS..............................................43
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A).............................44

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2009. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund"), The Jamestown Select Fund (the "Select Fund") and The Jamestown Tax Exempt Virginia Fund (the "Tax Exempt Virginia Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Select Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When the Select Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call the Select Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Select Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Select Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Select Fund writes options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Select Fund will lose the opportunity for further appreciation of that security. If the Select Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Select Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Select Fund's portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Select Fund is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Select Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. The Balanced Fund may invest in asset-backed securities backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions. With respect to the Balanced Fund, the Equity Fund and the Select Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other exchange-traded funds ("ETFs") may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission ("SEC") Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held;
(3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies if as a result more than 5% of a Fund's total assets would be invested in such securities. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Balanced Fund, the Equity Fund and the Select Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 150% with respect to the Select Fund, and will generally not exceed 100% with respect to each of the other Funds. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending. In particular, the 2005 Defense Base Realignment and Closure Commission made final recommendations that will impact more than 100,000 defense-related jobs in Virginia.

While the national recession has affected state revenues, Virginia continues to benefit from a diverse economic base and substantial economic resources. Strong employment gains in recent years moderated in 2007 to 0.9%, slightly below the national growth rate. Virginia's unemployment rate increased to 6.8% in March 2009, but was much lower than the national unemployment rate of 8.5%. Population growth has been steady and robust: from 2000 to 2007, Virginia's population increased 11% to reach 7.7 million people, compared with a 7% growth rate for the United States. However, economic conditions have slowed the rate of population growth in Virginia and the state's average annual growth rate has been less than 1% for the past two years. Virginia ranked eighth nationally in 2008 on the basis of per capita personal income and Virginia's personal income growth for 2008 was 3.7%, short of the national growth of 3.98%. The Commonwealth continues to take a conservative approach to financial operations, which include periodic revenue forecast updates and careful attention to the level of its debt obligations. Fiscal 2008 year-end figures indicate that reduced revenue expectations were met and a small surplus was achieved. For fiscal year 2008, the revenue shortfalls from declining employment levels, slower income growth, lower consumer confidence and continued downward trends in the housing market were offset by higher than expected corporate income tax collections due to strength in the defense and energy sectors. Economic indicators suggest that the slower growth pattern will continue, which will adversely impact important components of the Commonwealth's revenues. The governor has called for appropriation cuts, staff reductions, an increase in the cigarette tax, use of federal stimulus monies for Medicaid and state fiscal stabilization and a withdrawal of $490 million from the revenue stabilization fund in fiscal 2009 to preserve budgetary balance.

As of March 31, 2009, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United State Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from:
(1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default. Insured municipal bonds, which constitute about half of the $2.5 trillion municipal bond market, were favored by investors for their AAA credit ratings that enhanced both creditworthiness and liquidity of insured bonds. Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk. Recent downgrades to credit ratings of many monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market. These ratings cuts have led to credit ratings downgrades of the bonds they insure. Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance. The market price and liquidity of certain insured bonds may be negatively affected. The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished. Although several of these factors have run their course and are no longer pressuring the market lower, there can be no assurance that the market will not further deteriorate. As of June 30, 2009, the Tax Exempt Virginia Fund had about 35.9% of its portfolio invested in municipal bonds with bond insurance.

The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

      The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH RATINGS LTD.'S BOND RATINGS:

      AAA: Highest credit quality. 'AAA' rating denotes the lowest expectation of default risk and is assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. 'AA' rating denotes expectations of very low default risk and indicates very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. 'A' rating denotes expectations of low default risk and the capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

      BBB: Good credit quality. 'BBB' rating indicates that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4)   Purchase  securities  of  other  investment   companies,   except  through
      purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Select Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of the Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts;

(4) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(5) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(6) Invest for the purpose of exercising control or management of another issuer;

(7) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(8) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(9) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements; or

(12)  Purchase  or  sell  commodities,   commodities   contracts,   warrants  on
      commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 6, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                         Number of
                                                                                                                       Portfolios in
                                                              Position(s)        Principal Occupation(s) During            Trust
                                             Length of           Held                   Past 5 Years and                Overseen by
Name, Address and Age                       Time Served       with Trust        Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
*Austin Brockenbrough, III (age 72)            Since           Trustee;      President and Managing Director of              10
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                        of The       Richmond, Virginia; Director of
                                                            Jamestown Funds  Tredegar Corporation (plastics
                                                                             manufacturer) and Wilkinson O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 55)                        Since           Trustee;      President, Director and member of               10
800 Main Street                            September 1988    President of    Executive Committee of Flippin, Bruce
Lynchburg, Virginia 24504                                    the Flippin,    & Porter, Inc., Lynchburg, Virginia
                                                            Bruce & Porter
                                                                 Funds

*Charles M. Caravati, Jr. (age 72)             Since           Chairman      Retired physician; retired President            10
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

INDEPENDENT TRUSTEES:

Robert S. Harris, Ph. D. (age 59)              Since            Trustee      C. Stewart Sheppard Professor of                10
100 Darden Boulevard                        January 2007                     Business Administration at The Darden
Charlottesville, Virginia 22903                                              Graduate School of Business
                                                                             Administration at the University of
                                                                             Virginia; prior to August 2005, the
                                                                             Dean at The Darden Graduate School;
                                                                             consultant to corporations and
                                                                             government agencies

J. Finley Lee, Jr., Ph.D. (age 69)             Since            Trustee      Financial consultant and the Julian             10
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina

Richard L. Morrill, Ph.D. (age 70)             Since            Trustee      Chancellor of the University of                 10
G19 Boatwright Library                       March 1993                      Richmond; Director of Tredegar
Richmond, Virginia 23173                                                     Corporation (plastics manufacturer)
                                                                             and Albemarle Corporation (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 49)                 Since            Trustee      President of China Doll Rice and                10
100 Jacintoport Boulevard                    March 1993                      Beans, Inc. and Dixie Lily Foods;
Saraland, Alabama 36571                                                      Chairman of Azalea Aviation, Inc.
                                                                             (airplane fueling); Director of
                                                                             BancTrust Financial Group, Inc. (bank
                                                                             holding company); prior to June 2007,
                                                                             Chief Executive Officer of Marshall
                                                                             Biscuit Co. Inc.

Samuel B. Witt, III (age 73)                   Since            Trustee      Retired Senior Vice President and               10
302 Clovelly Road                          November 1988                     General Counsel of Stateside
Richmond, Virginia 23221                                                     Associates, Inc. (state and local
                                                                             government relations consultants);
                                                                             Director of The Swiss Helvetia Fund,
                                                                             Inc. (closed-end investment company)

EXECUTIVE OFFICERS:
John P. Ackerly, IV (age 45)               Since           Vice President of       Senior Vice President of Davenport & Company LLC,
One James Center, 901 E. Cary Street   November 1997    The Davenport Core Fund    Richmond, Virginia
Richmond, Virginia 23219

Margaret H. Alves (age 37)                 Since         Compliance Officer of     Chief Compliance Officer and Director of  Leavell
210 St. Joseph Street                  February 2006  The Government Street Funds  Investment Management, Inc., Mobile, Alabama;
Mobile, Alabama 36602                                                              prior to April 2006, associate attorney with
                                                                                   Alford, Clausen  & McDonald, LLC

Joseph L. Antrim, III (age 64)             Since             President of          Executive Vice President of Davenport & Company
One James Center, 901 E. Cary Street   November 1997    The Davenport Core Fund    LLC, Richmond, Virginia
Richmond, Virginia 23219

Tina H. Bloom (age 40)                     Since       Chief Compliance Officer    Vice President of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450           August 2006                                (the Trust's administrator) and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC (the Trust's principal
                                                                                   underwriter)

Austin Brockenbrough, IV (age 40)          Since           Vice President of       Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          August 2006    The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226

Charles M. Caravati, III (age 43)          Since      President of The Jamestown   Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         January 1996      Balanced Fund and The     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               Jamestown Equity Fund and
                                                           Vice President of
                                                       The Jamestown Select Fund

Robert G. Dorsey (age 52)                  Since            Vice President         Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John M. Flippin (age 67)                   Since         Vice President of the     Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988    Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                        Funds

John H. Hanna, IV (age 53)                 Since         Vice President of the     Vice President, Director and member of Executive
800 Main Street                        February 2007    Flippin, Bruce & Porter    Committee of Flippin, Bruce & Porter, Inc.,
Lynchburg, Virginia 24504                                        Funds             Lynchburg, Virginia

Timothy S. Healey (age 56)                 Since           Vice President of       Executive Vice President and Chief Investment
800 Shades Creek Parkway, Suite 585    January 1995      The Government Street     Officer of Leavell Investment Management, Inc.,
Birmingham, Alabama 35209                                Mid-Cap Fund and The      Mobile, Alabama
                                                      Alabama Tax Free Bond Fund

Joseph A. Jennings, III (age 47)           Since             President of          Portfolio Manager of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400           June 2005           The Jamestown         Company, Inc., Richmond, Virginia
Richmond, Virginia 23219                               Tax Exempt Virginia Fund

Thomas W. Leavell (age 66)                 Since             President of          President and Chief Executive Officer of Leavell
210 St. Joseph Street                  February 2004  The Government Street Funds  Investment Management, Inc., Mobile, Alabama
Mobile, Alabama 36602

David J. Marshall (age 52)                 Since         Vice President of the     Secretary, Director and member of Executive
800 Main Street                        February 2007    Flippin, Bruce & Porter    Committee of Flippin, Bruce & Porter, Inc.,
Lynchburg Virginia 24504                                         Funds             Lynchburg, Virginia

Denise C. Peters (age 53)                  Since         Compliance Officer of     First Vice President and Chief Compliance Officer
One James Center, 901 E. Cary Street   February 2007    The Davenport Core Fund    for Davenport Asset Management Division of
Richmond, Virginia 23219                                                           Davenport & Company LLC, Richmond, Virginia

R. Gregory Porter, III (age 68)            Since         Vice President of the     Director of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988    Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                        Funds

Page T. Reece (age 52)                     Since         Compliance Officer of     Chief Compliance Officer and Director of
1802 Bayberry Court, Suite 400        September 2004      The Jamestown Funds      Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                           Inc., Richmond, Virginia

Teresa L. Sanderson (age 46)               Since       Compliance Officer of the   Chief Compliance Officer and a Principal of
800 Main Street                       September 2004    Flippin, Bruce & Porter    Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                        Funds             Virginia

Mark J. Seger (age 47)                     Since               Treasurer           Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 52)                   Since               Secretary           Managing Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450          November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 58)                  Since           Vice President of       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993      The Jamestown Balanced     Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                Fund and The Jamestown
                                                              Equity Fund

Lawrence B. Whitlock, Jr. (age 61)         Since             President of          Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         February 2002   The Jamestown Select Fund   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                               and Vice President of The
                                                        Jamestown Balanced Fund
                                                       and The Jamestown Equity
                                                                 Fund


* Austin Brockenbrough, III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati, III, and is an affiliated person of the Trust by virtue of such relationship. Austin Brockenbrough, III is the father of Austin Brockenbrough, IV.

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are Robert
S. Harris,  J. Finley Lee, Jr.,  Richard L. Morrill,  Harris V.  Morrissette and
Samuel B. Witt, III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

      o Audit Committee oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met five times during the fiscal year ended March 31, 2009.

      o Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2009. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

      o Qualified Legal Compliance Committee is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2009.

      o Ethics Committee is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2009.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2008.


                                                                           Aggregate Dollar
                                                                            Range of Shares
                                     Dollar Range of Shares of           of All Funds in Trust
Name of Trustee                     the Funds Owned by Trustee            Overseen by Trustee
---------------                     --------------------------            -------------------
Austin Brockenbrough, III    Balanced Fund: Over $100,000                    Over $100,000
                             Equity Fund: Over $100,000
                             Select Fund: Over $100,000
                             Tax Exempt Virginia Fund: Over $100,000

John T. Bruce                Balanced Fund: None                             Over $100,000
                             Equity Fund: $50,001 - $100,000
                             Select Fund: None
                             Tax Exempt Virginia Fund: None

Charles M. Caravati, Jr.     Balanced Fund: Over $100,000                    Over $100,000
                             Equity Fund: None
                             Select Fund: Over $100,000
                             Tax Exempt Virginia Fund: None

INDEPENDENT TRUSTEES:
Robert S. Harris             Balanced Fund: None                           $10,001 - $50,000
                             Equity Fund: None
                             Select Fund: $1 - $10,000
                             Tax Exempt Virginia Fund: None

J. Finley Lee, Jr.           Balanced Fund: None                           $50,001 - $100,000
                             Equity Fund: None
                             Select Fund: $50,001 - $100,000
                             Tax Exempt Virginia Fund: None

Richard L. Morrill           Balanced Fund: $50,001 - $100,000               Over $100,000
                             Equity Fund: None
                             Select Fund: $10,001 - $50,000
                             Tax Exempt Virginia Fund: None

Harris V. Morrissette        Balanced Fund: $10,001 - $50,000                Over $100,000
                             Equity Fund: $10,001 - $50,000
                             Select Fund: $10,001 - $50,000
                             Tax Exempt Virginia Fund: None

Samuel B. Witt, III          Balanced Fund: $1 - $10,000                     Over $100,000
                             Equity Fund: None
                             Select Fund: Over $100,000
                             Tax Exempt Virginia Fund: None

As of July 1, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 7.7% of the outstanding shares of the Balanced Fund, 6.0% of the outstanding shares of the Equity Fund, 7.5% of the outstanding shares of the Select Fund and 1.6% of the outstanding shares of the Tax Exempt Virginia Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2009 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                             Pension or      Estimated
                              Aggregate      Retirement        Annual      Total Compensation
Trustee                      Compensation     Benefits     Benefits Upon     From all Funds
                            From the Funds     Accrued       Retirement     within the Trust
---------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.       $ 5,091          None            None            $ 14,000
Robert S. Harris                 7,636          None            None              21,000
J. Finley Lee, Jr.               6,727          None            None              18,500
Richard L. Morrill               7,636          None            None              21,000
Harris V. Morrissette            8,182          None            None              22,500
Samuel B. Witt, III              8,364          None            None              23,000
Erwin H. Will, Jr.*              2,000          None            None               5,500

*     Mr. Will retired from the Board of Trustees in June 2008.

                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory
Agreement") described in the Prospectus. Each Fund's Advisory Agreement is effective until February 28, 2010 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided such continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March

31, 2009, 2008 and 2007, the Balanced Fund paid the Adviser advisory fees of $175,645, $249,840 and $333,469, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2009, 2008 and 2007, the Equity Fund paid the Adviser advisory fees of $171,966, $241,294 and $256,100, respectively.

Compensation of the Adviser with respect to the Select Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2009, 2008 and 2007, the Select Fund paid the Adviser advisory fees of $140,337, $175,964 (which was net of voluntary fee waivers of $839) and $31,071 (which was net of voluntary fee waivers of $13,793), respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2009, 2008 and 2007, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $95,993 (which was net of voluntary fee waivers of $24,741), $91,376 (which was net of voluntary fee waivers of $22,202) and $102,169 (which was net of voluntary fee waivers of $18,030), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed (as of March 31, 2009)
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account. Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number of      Total Assets
                                                                                                      Accounts with    in Accounts
                                                                        Number of    Total Assets in   Advisory Fee   with Advisory
                                                                        Accounts        Accounts         Based on      Fee Based on
     Name of Portfolio Manager                    Type of Accounts       Managed         Managed       Performance     Performance
-----------------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III (1,2,3)   Registered investment companies:         0              $ 0             0               $ 0
                                   Other pooled investment vehicles:        0              $ 0             0               $ 0
                                   Other accounts:                          46         $62 million         0               $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr. (1,2,3)  Registered investment companies:         0              $ 0             0               $ 0
                                   Other pooled investment vehicles:        0              $ 0             0               $ 0
                                   Other accounts:                          79        $104 million         0               $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III (1,4)      Registered investment companies:         0              $ 0             0               $ 0
                                   Other pooled investment vehicles:        0              $ 0             0               $ 0
                                   Other accounts:                         188        $248 million         0               $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough, IV (3)       Registered investment companies:         0              $ 0             0               $ 0
                                   Other pooled investment vehicles:        0              $ 0             0               $ 0
                                   Other accounts:                         122        $182 million         0               $ 0
-----------------------------------------------------------------------------------------------------------------------------------

1.    The Jamestown Balanced Fund
2.    The Jamestown Equity Fund
3.    The Jamestown Select Fund
4.    The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest
-------------------------------

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund's investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser's profitability and the Portfolio Manager's contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares
------------------------

The following table indicates, as of March 31, 2009, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

-----------------------------------------------------------------------------------------------------
      Name of                                                     Dollar Value of Fund Shares
 Portfolio Manager              Fund Shares Beneficially Owned         Beneficially Owned
-----------------------------------------------------------------------------------------------------
Charles M. Caravati, III      Jamestown Balanced Fund                 $100,001 - $500,000
                              Jamestown Equity Fund                    $50,001 - $100,000
                              Jamestown Select Fund                    $50,001 - $100,000
-----------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     Jamestown Balanced Fund                         None
                              Jamestown Equity Fund                   $100,001 - $500,000
                              Jamestown Select Fund                   $100,001 - $500,000
-----------------------------------------------------------------------------------------------------
Joseph A. Jennings, III       Jamestown Balanced Fund                         None
                              Jamestown Tax Exempt Virginia Fund              None
-----------------------------------------------------------------------------------------------------
Austin Brockenbrough, IV      Jamestown Select Fund                    $100,001-- $500,000
-----------------------------------------------------------------------------------------------------


                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. The minimum fee is $4,000 per month with respect to each of the Balanced Fund, the Equity Fund and the Select Fund and $3,500 per month with respect to the Tax Exempt Virginia Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2009, 2008 and 2007, the Balanced Fund paid administration fees to the Administrator of $48,039, $54,626 and $69,796, respectively; the Equity Fund paid administration fees to the Administrator of $48,146, $52,884 and $55,408, respectively; the Select Fund paid administration fees to the Administrator of $48,000, $48,000 and $14,000, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $44,055, $41,915 and $43,775, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's Chief Compliance Officer. For these services, each Fund pays the Administrator an annual base fee of $4,440 plus its proportionate share of an asset-based fee equal to 0.01% per annum on total net assets of all Jamestown Funds in excess of $100 million. For the fiscal years ended March 31, 2009, 2008 and 2007, the Balanced Fund paid compliance service fees to the Administrator of $4,876, $5,764 and $4,300, respectively; the Equity Fund paid compliance service fees to the Administrator of $4,883, $5,735 and $4,022, respectively; the Select Fund paid compliance service fees to the Administrator of $4,806, $5,285 and $2,043, respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $4,890, $5,417 and $3,797, respectively.

                                  DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Balanced Fund were $30,874, $34,776 and $55,061, respectively. During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Equity Fund were $52,060, $44,421 and $62,175, respectively. During the fiscal years ended March 31, 2009, 2008 and 2007, the total brokerage commissions paid by the Select Fund were $58,794, $44,840 and $11,192, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2009, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $24,221,199 and $34,335, respectively, for the Equity Fund and $32,926,564 and $58,794, respectively, for the Select Fund.

In order to reduce the total operating expenses of the Balanced Fund and the Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2009 were $24,000 for the Balanced Fund and $12,000 for the Equity Fund.

As of March 31, 2009, the Balanced Fund held debt securities issued by the parent companies of Goldman, Sachs & Co. (the market value of which was $250,740) and Morgan Stanley & Co., Incorporated (the market value of which was $240,390) and held equity securities issued by the parent company of Bank of America Securities LLC (the market value of which was $17,050). Goldman, Sachs & Co., Morgan Stanley & Co., Incorporated and Bank of America Securities LLC are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                               The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Trustees who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's Chief Compliance Officer, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2009, the Balanced Fund, the Equity Fund and the Select Fund had capital loss carryforwards of $931,525, $1,615,894 and $3,848,385, respectively, which expire on March 31, 2017 or earlier. In addition, the Balanced Fund, the Equity Fund and the Select Fund had net realized capital losses of $264,645, $867,989 and $2,435,731, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund, the Equity Fund and the Select Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Balanced Fund, the Equity Fund and the Select Fund are each diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued, in addition to the Funds: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce &

Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and shares of The Davenport Core Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

      o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

      o Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at www.jamestownfunds.com. The listings of Portfolio Securities are made available within 10 business days of the end of each month. The listings of Portfolio Securities on the website are available to the general public.

      o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Funds have not entered into confidentiality or trading prohibition agreements with these organizations; however, the Funds make available information about their Portfolio Securities to the general public (via the Funds' website) in advance of any release of such information to these organizations.

      o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the
            Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

      o The Chief Compliance Officer of the Trust (the "CCO") may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of July 1, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 29.9% of the outstanding shares of the Balanced Fund, 32.4% of the outstanding shares of the Equity Fund, 49.8% of the outstanding shares of the Select Fund and 72.0% of the outstanding shares of the Tax Exempt

Virginia Fund. As of July 1, 2009, Lawrence B. and Anne-Marie I. Schwartz, 1 Welwyn Place, Richmond, Virginia 23229, owned of record 5.8% of the outstanding shares of the Balanced Fund; John M. and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 5.0% of the outstanding shares of the Equity Fund; and SEI Private Trust Company, 1 Freedom Valley Drive, Oaks,
Pennsylvania 19456, owned of record 11.4% of the outstanding shares of the Select Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund ("T") are computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)^n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2009:

    BALANCED FUND             EQUITY FUND              SELECT FUND             TAX EXEMPT VA FUND
One Year      -20.75%    One Year     -33.63%    One Year          -39.41%    One Year       4.77%
Five Years     -0.49%    Five Years    -3.38%    Since Inception*  -17.33%    Five Years     2.93%
Ten Years       0.34%    Ten Years     -2.47%                                 Ten Years      3.83%

*     Inception date was October 31, 2006.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) andit assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2009 were 1.55%, 0.34% and 2.66%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2009, based on the highest marginal combined federal and Virginia income tax rate, was 4.34%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Balanced Fund, the Equity Fund and the Select Fund may compare their performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional
Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2009, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

      1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

      2. DEFINITIONS

            (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

            (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

      3. POLICY FOR VOTING PROXIES.

            (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

            (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

      4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

      5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

      6. NON-ROUTINE PROPOSALS.

            (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

            (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

      7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

      8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

      9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

      10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

        LOWE, BROCKENBROUGH & CO., INC. (THE "ADVISER") AND THE JAMESTOWN
                               FUNDS (THE "FUNDS")

                      Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

================================================================================

                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                            THE JAMESTOWN SELECT FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                  ANNUAL REPORT


                                 MARCH 31, 2009

                               Investment Adviser
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                              MAY 12, 2009
================================================================================

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2009, The Jamestown Balanced Fund returned -20.75% versus returns of -38.09% for the S&P 500 Index and -23.43% for a blend of 60% S&P 500 Index and 40% Barclays Capital U.S. Intermediate Government/Credit Index (the "Barclay's Index"). During the previous twelve months, major global markets continued to shudder from the effects of credit deleveraging, threats of major bankruptcies and structural financial uncertainties. Towards the close of the fiscal year, scattered rays of hope were emerging, as several large financial institutions reported improved business conditions in January and February, and some economic series provided slightly more encouraging data points. Only the passage of time and more evidence will tell if this is the proverbial "head fake" or the beginning of a real change in market and business conditions.

The Barclays Index rose 1.96% during the twelve month period as investors sought stability in fixed income markets. The fixed income portion of the Fund has a duration that is shorter than the Barclays Index. The portfolio continues to be overweight spread products and underweight U.S. Treasury securities. The performance of the Fund's fixed income portfolio of 6.0% was significantly better than that of the Barclays Index, as positioning along the yield curve and a focus on the highest quality segments of the mortgage and corporate bond markets drove the outperformance.

Sector and stock selection helped the equity portion of the Fund outperform the S&P 500 Index for the 12 months. Sector performance benefited primarily from holding cash, our underweight in the Financials sector, and our overweight in the Health Care sector. Stock selection was driven by strong performance in the Financials, Consumer Discretionary, Materials, and Utilities sectors, partially offset by poor stock selection in the Consumer Staples and Energy sectors. The best performing stocks in the Fund relative to their sectors over the past 12 months were Darden Restaurants, Bristol-Myers Squibb and BMC Software. The stocks that underpeformed their sectors by the most were AFLAC, Transocean and General Dynamics.

We believe that equity valuations are in line with historical levels on an absolute basis and modestly attractive relative to high quality fixed income alternatives. Sentiment has become more positive in the near term, but attitudes toward equities remain negative. Credit markets are functioning much better than they were last fall, further supporting the recent recovery in the equity markets. Leading indicators suggest that the pace of the economic decline has moderated. From this point, investors will likely be focused on signs that the economy can rebound and begin to grow again. We anticipate the pace of recovery will be modest. As of March 31, 2009, the Fund had 44% of its portfolio invested in fixed income securities, 53% invested in equities, and 3% invested in cash equivalents.

The equity portion of the Fund emphasizes companies that we believe can continue to grow earnings in these difficult economic times. The Fund is most overweight in the Health Care and Information Technology sectors. Telecommunication Services and Utilities are the largest sector underweights in the portfolio. The equity portion of the Fund trades at 11.5X 2009 estimated earnings, which are forecast to decline 3.3%. This compares to the S&P 500's estimated earnings decline of 14.9% trading at 12.2X estimated earnings.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2009, The Jamestown Equity Fund declined 33.63% versus a return of -38.09% for the S&P 500 Index. During the previous twelve months, major global markets continued to shudder from the effects of credit deleveraging, threats of major bankruptcies and structural financial uncertainties. Towards the close of the fiscal year, scattered rays of hope were emerging, as several large financial institutions reported improved business conditions in January and February, and some economic data points provided slightly more encouragement for the market. Only the passage of time and more evidence will tell if this is the proverbial "head fake" or the beginning of a real change in market and business conditions.

Sector and stock selection helped the Fund outperform the S&P 500 Index for the 12 months. Sector performance benefited primarily from holding cash, our underweight in the Financials sector, and our overweight in the Health Care sector. Stock selection was driven by strong performance in the Financials, Consumer Discretionary, Materials, and Utilities sectors, partially offset by poor stock selection in the Consumer Staples and Energy sectors. The best performing stocks in the Fund relative to their sectors over the past 12 months were Darden Restaurants, Bristol-Myers Squibb and BMC Software. The stocks that underpeformed their sectors by the most were AFLAC, Transocean and General Dynamics.

We believe that equity valuations are in line with historical levels on an absolute basis and modestly attractive relative to high quality fixed income alternatives. Sentiment has become more positive in the near term, but attitudes toward equities remain negative. Credit markets are functioning much better than they were last fall, further supporting the recent recovery in the equity markets. Leading indicators suggest that pace of economic decline has moderated. From this point, investors will likely be focused on signs that the economy can rebound and begin to grow again.

The Fund emphasizes companies that we believe can continue to grow earnings in these difficult economic times. The Fund is most overweight in the Health Care and Information Technology sectors. Telecommunication Services and Utilities are the largest sector underweights in the portfolio. The equity portion of the Fund trades at 11.5X 2009 estimated earnings, which are forecast to decline 3.3%. This compares to the S&P 500's estimated earnings decline of 14.9% trading at 12.2X estimated earnings.

THE JAMESTOWN SELECT EQUITY FUND

The Jamestown Select Equity Fund fell 39.41% for the year ended March 31, 2009 versus a return of -38.09% for the S&P 500 Index. During the previous twelve months, major global markets continued to shudder from the effects of credit deleveraging, threats of major bankruptcies and structural financial uncertainties. Towards the close of the fiscal year, scattered rays of hope were emerging, as several large financial institutions reported improved business conditions in January and February, and some economic data points provided slightly more encouragement for the market. Only the passage of time and more evidence will tell if this is the proverbial "head fake" or the beginning of a real change in market and business conditions.

The underperformance of the Fund was driven primarily by stock selection, particularly in the Consumer Staples, Information Technology, and Energy sectors. Partially offsetting this was strong stock selection in the Financials sector. Sector selection was positive for the year largely due to our cash holdings and our underweight in the Financials sector. The best performing stocks in the Fund relative to their sectors over the past 12 months were
Schering Plough, Darden Restaurants and BMC Software. The stocks that underpeformed their sectors by the most were Avon Products, Torchmark and General Dynamics.

The Fund will continue to focus on stocks with the best earnings profiles that are trading at reasonable valuations. The Fund is overweight in the Information Technology, Health Care, and Materials sectors. The Financials and Industrials sectors are the largest underweights in the portfolio. The portfolio trades at 10.6X 2009 estimated earnings, which are forecast to grow 0.9%. This compares to the S&P 500's estimated earnings decline of 14.9% trading at 12.2X estimated earnings.

We believe that equity valuations are in line with historical levels on an absolute basis and modestly attractive relative to high quality fixed income alternatives. Sentiment has become more positive in the near term, but attitudes toward equities remain negative. Credit markets are functioning much better than they were last fall, further supporting the recent recovery in the equity markets. Leading indicators suggest that pace of economic decline has moderated. From this point, investors will likely be focused on signs that the economy can rebound and begin to grow again.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

The Jamestown Tax Exempt Virginia Fund performed solidly relative to other municipal bond funds over the last year. For the fiscal year ended March 31, 2009, the Fund earned a total return of 4.77%, compared to 6.04% for the Barclays Capital 5-year Municipal Bond Index and 1.12% for the Lipper Intermediate Municipal Fund Index. As of March 31, 2009, the Fund had an average maturity of 5.4 years, an effective duration of 4.2 years, and a SEC 30-day yield of 2.66%, which results in a tax equivalent yield of 4.09% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during the year.

Credit markets were under severe stress for much of 2008, and the market for municipal bonds was not immune from these forces. While the Federal Reserve was aggressively slashing short-term interest rates, the flight to safety bid pushed Treasury yields to record lows by the end of December 2008. However, municipal bonds frequently moved in the opposite direction of Treasuries, with prices declining and yields rising during the worst of the credit market rout. Forced selling from the unwinding of levered strategies, insurance companies, and mutual fund redemptions in conjunction with a lack of a bid from institutional investors and dealers resulted in an imbalance between supply and demand. Tax exempt yields jumped higher in September and remained elevated through November 2008, reflecting the volatility of financial markets. By December, high grade tax exempt bonds offered compelling value and the municipal market commenced a sharp rally that would see yields drop more than 100 basis points in intermediate maturities over a six-week period.

Compared to the distress seen for much of 2008, credit markets showed signs of healing during the first quarter of 2009. Treasury yields climbed from the extremely low levels at year-end as the flight to safety subsided and the supply of newly issued government debt increased. Tax exempt bonds were well bid through mid-January, after which the market consolidated the impressive gains seen since mid-October. New issuance was well received by investors, allowing many issuers to sell bonds that had been deferred in late 2008 because of adverse market conditions. After seeing large outflows during the fourth quarter, tax exempt bond mutual funds enjoyed substantial inflows during the first quarter since municipal bonds were regarded as a relatively stable investment compared to the equity market.

The Fund's relative performance can be attributed to its intermediate maturity structure and its emphasis on credit quality. The municipal yield curve steepened throughout much of the fiscal year, with yields declining on short and intermediate maturities while rising for the longest maturities. Funds that were positioned in intermediate maturities generally outperformed funds that emphasized longer maturities.

Municipal credit quality is being pressured by tax revenue shortfalls; diligence on credit risk is more important than ever. Yet state and local governments are responding as they always do in a downturn by cutting spending and seeking new sources of revenue. Assistance from the federal government has also helped ease the near-term budgetary stress. The Fund has maintained a high average credit quality of AA with 92% of the portfolio carrying a credit rating of AAA or AA. As risk appetite diminished last year, high grade credits generally earned greater returns than lower quality credits. The Fund's performance was boosted as quality spreads widened throughout much of the year.

The Jamestown Tax Exempt Virginia Fund's style of investing in high quality, intermediate maturity bonds rewarded shareholders during the last year. The Fund maintains an interest rate risk and credit risk profile that is lower than average for its category, a conservative stance that added value for shareholders during a turbulent environment. We are pleased that the Fund was recognized at the 2009 Lipper Fund Awards* in the Virginia Municipal Debt Funds category as the best fund out of 27 funds over the three-year period ended December 31, 2008.

Sincerely,

/s/ Charles M. Caravati, III                    /s/ Lawrence B. Whitlock, Jr.

Charles M. Caravati, III, CFA                   Lawrence B. Whitlock, Jr., CFA
President                                       President
Jamestown Balanced Fund                         Jamestown Select Fund
Jamestown Equity Fund

                           /s/ Joseph A. Jennings, III

                           Joseph A. Jennings, III, CFA
                           President
                           Jamestown Tax Exempt Virginia Fund

DATA PRESENTED REFLECTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2009, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com.

* Lipper presents the award each calendar year to one fund in each category that has achieved a strong trend of risk-adjusted returns relative to other funds in its category. The Lipper Virginia Municipal Debt Funds category represents a universe of funds with similar investment objectives. Lipper averages are provided by Lipper Analytical Services, Inc. A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three-, five- or ten-year period, if applicable. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data used in its classifications, the accuracy is not guaranteed by Lipper. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE 60% S&P 500 INDEX / 40%
           BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX

                              [LINE GRAPH OMITTED]

                                                  60% S&P 500 INDEX/40% BARCLAYS
       THE JAMESTOWN           STANDARD & POOR'S      CAPITAL U.S. INTERMEDIATE
       BALANCED FUND                500 INDEX          GOVERNEMNT/CREDIT INDEX
    --------------------      --------------------     -----------------------
    DATE          VALUE       DATE          VALUE       DATE          VALUE
    ----         -------      ----         -------      ----         -------
    03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000
    06/30/99      10,309      06/30/99      10,705      06/30/99      10,407
    09/30/99      10,017      09/30/99      10,036      09/30/99      10,055
    12/31/99      11,077      12/31/99      11,530      12/31/99      10,955
    03/31/00      11,590      03/31/00      11,794      03/31/00      11,172
    06/30/00      11,750      06/30/00      11,480      06/30/00      11,069
    09/30/00      11,407      09/30/00      11,369      09/30/00      11,132
    12/31/00      11,172      12/31/01      10,481      12/31/00      10,775
    03/31/01      10,124      03/31/01       9,238      03/31/01      10,155
    06/30/01      10,225      06/30/01       9,779      06/30/01      10,538
    09/30/01       9,255      09/30/01       8,343      09/30/01       9,804
    12/31/01       9,912      12/31/01       9,235      12/31/01      10,436
    03/31/02       9,798      03/31/02       9,260      03/31/02      10,444
    06/30/02       9,363      06/30/02       8,019      06/30/02       9,753
    09/30/02       8,671      09/30/02       6,634      09/30/02       8,918
    12/31/02       8,880      12/31/02       7,193      12/31/02       9,430
    03/31/03       8,813      03/31/03       6,967      03/31/03       9,309
    06/30/03       9,626      06/30/03       8,039      06/30/03      10,270
    09/30/03       9,684      09/30/03       8,252      09/30/03      10,432
    12/31/03      10,338      12/31/03       9,257      12/31/03      11,197
    03/31/04      10,601      03/31/04       9,414      03/31/04      11,422
    06/30/04      10,690      06/30/04       9,576      06/30/04      11,424
    09/30/04      10,604      09/30/04       9,397      09/30/04      11,420
    12/31/04      11,051      12/31/04      10,264      12/31/04      12,073
    03/31/05      10,900      03/31/05      10,044      03/31/05      11,875
    06/30/05      11,035      06/30/05      10,181      06/30/05      12,090
    09/30/05      11,399      09/30/05      10,548      09/30/05      12,327
    12/31/05      11,604      12/31/05      10,768      12/31/05      12,506
    03/31/06      11,896      03/31/06      11,221      03/31/06      12,803
    06/30/06      11,511      06/30/06      11,060      06/30/06      12,703
    09/30/06      11,994      09/30/06      11,686      09/30/06      13,297
    12/31/06      12,550      12/31/06      12,469      12/31/06      13,887
    03/31/07      12,677      03/31/07      12,549      03/31/07      14,028
    06/30/07      13,301      06/30/07      13,337      06/30/07      14,548
    09/30/07      13,788      09/30/07      13,608      09/30/07      14,893
    12/31/07      13,917      12/31/07      13,154      12/31/07      14,768
    03/31/08      13,055      03/31/08      11,912      03/31/08      14,108
    06/30/08      13,196      06/30/08      11,587      06/30/08      13,791
    09/30/08      12,253      09/30/08      10,617      09/30/08      13,033
    12/31/08      10,796      12/31/08       8,287      12/31/08      11,570
    03/31/09      10,345      03/31/09       7,375      03/31/09      10,803

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                                Average Annual Total Returns(a)
                                              (for periods ended March 31, 2009)

                                               1 YEAR      5 YEARS     10 YEARS

The Jamestown Balanced Fund                   -20.75%       -0.49%       0.34%

Standard & Poor's 500 Index                   -38.09%       -4.76%      -3.00%

60% S&P 500 Index / 40% Barclays Capital
   U.S. Intermediate Government/Credit Index  -23.43%       -1.11%       0.78%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

                    THE JAMESTOWN            STANDARD & POOR'S
                     EQUITY FUND                 500 INDEX
                 --------------------      --------------------
                 DATE          VALUE       DATE          VALUE
                 ----         -------      ----         -------
                 03/31/99     $10,000      03/31/99     $10,000
                 06/30/99      10,545      06/30/99      10,705
                 09/30/99      10,057      09/30/99      10,036
                 12/31/99      11,658      12/31/99      11,530
                 03/31/00      12,404      03/31/00      11,794
                 06/30/00      12,609      06/30/00      11,480
                 09/30/00      11,908      09/30/00      11,369
                 12/31/00      11,458      12/31/00      10,481
                 03/31/01       9,738      03/31/01       9,238
                 06/30/01       9,870      06/30/01       9,779
                 09/30/01       8,258      09/30/01       8,343
                 12/31/01       9,192      12/31/01       9,235
                 03/31/02       9,016      03/31/02       9,260
                 06/30/02       8,251      06/30/02       8,019
                 09/30/02       7,042      09/30/02       6,634
                 12/31/02       7,271      12/31/02       7,193
                 03/31/03       7,109      03/31/03       6,967
                 06/30/03       8,077      06/30/03       8,039
                 09/30/03       8,141      09/30/03       8,252
                 12/31/03       8,992      12/31/03       9,257
                 03/31/04       9,249      03/31/04       9,414
                 06/30/04       9,457      06/30/04       9,576
                 09/30/04       9,257      09/30/04       9,397
                 12/31/04       9,811      12/31/04      10,264
                 03/31/05       9,650      03/31/05      10,044
                 06/30/05       9,727      06/30/05      10,181
                 09/30/05      10,226      09/30/05      10,548
                 12/31/05      10,469      12/31/05      10,768
                 03/31/06      10,874      03/31/06      11,221
                 06/30/06      10,365      06/30/06      11,060
                 09/30/06      10,834      09/30/06      11,686
                 12/31/06      11,514      12/31/06      12,469
                 03/31/07      11,627      03/31/07      12,549
                 06/30/07      12,474      06/30/07      13,337
                 09/30/07      13,029      09/30/07      13,608
                 12/31/07      13,082      12/31/07      13,154
                 03/31/08      11,736      03/31/08      11,912
                 06/30/08      11,961      06/30/08      11,587
                 09/30/08      10,644      09/30/08      10,617
                 12/31/08       8,462      12/31/08       8,288
                 03/31/09       7,789      03/31/09       7,375

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2009)

                                       1 YEAR      5 YEARS    10 YEARS

The Jamestown Equity Fund             -33.63%      -3.38%      -2.47%

Standard & Poor's 500 Index           -38.09%      -4.76%      -3.00%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN SELECT FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN SELECT FUND AND THE STANDARD & POOR'S 500 INDEX

                              [LINE GRAPH OMITTED]

         THE JAMESTOWN SELECT FUND           STANDARD & POOR'S 500 INDEX
         -------------------------           ---------------------------
         DATE                VALUE           DATE                VALUE
         ----               -------          ----               -------
         10/31/06           $10,000          10/31/06           $10,000
         12/31/06            10,435          12/31/06            10,333
         03/31/07            10,755          03/31/07            10,399
         06/30/07            11,286          06/30/07            11,052
         09/30/07            11,657          09/30/07            11,277
         12/31/07            11,730          12/31/07            10,901
         03/31/08            10,425          03/31/08             9,871
         06/30/08            10,626          06/30/08             9,602
         09/30/08             9,101          09/30/08             8,798
         12/31/08             6,861          12/31/08             6,868
         03/31/09             6,317          03/31/09             6,111

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                      (for periods ended March 31, 2009)

                                            1 YEAR    SINCE INCEPTION*

The Jamestown Select Fund                   -39.41%        -17.33%

Standard & Poor's 500 Index                 -38.09%        -18.45%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*     Commencement of operations was October 31, 2006.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE BARCLAYS CAPITAL 5-YEAR
       MUNICIPAL BOND INDEX*, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
                  AND THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX

                              [LINE GRAPH OMITTED]

 THE JAMESTOWN TAX       BARCLAYS CAPITAL 5-YEAR    LIPPER INTERMEDIATE         BARCLAYS CAPITAL
EXEMPT VIRGINIA FUND      MUNICIPAL BOND INDEX      MUNICIPAL FUND INDEX      MUNICIPAL BOND INDEX
--------------------      --------------------      --------------------      --------------------
DATE          VALUE       DATE          VALUE       DATE          VALUE       DATE         VALUE
----         -------      ----         -------      ----         -------      ----         ------
03/31/99     $10,000      03/31/99     $10,000      03/31/99     $10,000      03/31/99    $10,000
06/30/99       9,846      06/30/99       9,876      06/30/99       9,833      06/30/99      9,823
09/30/99       9,841      09/30/99       9,969      09/30/99       9,839      09/30/99      9,784
12/31/99       9,795      12/31/99       9,970      12/31/99       9,808      12/31/99      9,708
03/31/00      10,004      03/31/00      10,089      03/31/00       9,981      03/31/00      9,992
06/30/00      10,116      06/30/20      10,248      06/30/20      10,102      06/30/00     10,143
09/30/00      10,320      09/30/00      10,450      09/30/00      10,313      09/30/00     10,388
12/31/00      10,675      12/31/00      10,739      12/31/00      10,659      12/31/00     10,843
03/31/01      10,901      03/31/01      11,043      03/31/01      10,899      03/31/01     11,083
06/30/01      10,953      06/30/01      11,152      06/30/01      10,980      06/30/01     11,155
09/30/01      11,204      09/30/01      11,459      09/30/01      11,264      09/30/01     11,469
12/31/01      11,150      12/31/01      11,406      12/31/01      11,170      12/31/01     11,399
03/31/02      11,235      03/31/02      11,471      03/31/02      11,250      03/31/02     11,506
06/30/02      11,588      06/30/02      11,944      06/30/02      11,648      06/30/02     11,927
09/30/02      12,068      09/30/02      12,358      09/30/02      12,099      09/30/02     12,493
12/31/02      12,079      12/31/02      12,463      12/31/02      12,102      12/31/02     12,493
03/31/03      12,161      03/31/03      12,602      03/31/03      12,221      03/31/03     12,643
06/30/03      12,408      06/30/03      12,831      06/30/03      12,490      06/30/03     12,970
09/30/03      12,397      09/30/03      12,960      09/30/03      12,515      09/30/03     12,980
12/31/03      12,479      12/31/03      12,978      12/31/03      12,629      12/31/03     13,157
03/31/04      12,600      03/31/04      13,143      03/31/04      12,776      03/31/04     13,385
06/30/04      12,354      06/30/04      12,861      06/30/04      12,524      06/30/04     13,068
09/30/04      12,684      09/30/04      13,225      09/30/04      12,898      09/30/04     13,575
12/31/04      12,747      12/31/04      13,331      12/31/04      12,989      12/31/04     13,744
03/31/05      12,624      03/31/05      13,178      03/31/05      12,894      03/31/05     13,739
06/30/05      12,884      06/30/05      13,430      06/30/05      13,202      06/30/05     14,142
09/30/05      12,830      09/30/05      13,417      09/30/05      13,176      09/30/05     14,124
12/31/05      12,881      12/31/05      13,457      12/31/05      13,251      12/31/05     14,227
03/31/06      12,854      03/31/06      13,460      03/31/06      13,264      03/31/06     14,262
06/30/06      12,869      06/30/06      13,473      06/30/06      13,269      06/30/06     14,267
09/30/06      13,179      09/30/06      13,821      09/30/06      13,662      09/30/06     14,753
12/31/06      13,259      12/31/06      13,907      12/31/06      13,763      12/31/06     14,916
03/31/07      13,349      03/31/07      14,037      03/31/07      13,867      03/31/07     15,037
06/30/07      13,323      06/30/07      13,991      06/30/07      13,796      06/30/07     14,937
09/30/07      13,577      09/30/07      14,349      09/30/07      14,042      09/30/07     15,210
12/31/07      13,774      12/31/07      14,623      12/31/07      14,204      12/31/07     15,418
03/31/08      13,895      03/31/08      14,906      03/31/08      14,217      03/31/08     15,323
06/30/08      13,860      06/30/08      14,786      06/30/08      14,239      06/30/08     15,420
09/30/08      13,809      09/30/08      14,884      09/30/08      13,917      09/30/08     14,926
12/31/08      14,276      12/31/08      15,468      12/31/08      13,881      12/31/08     15,036
03/31/09      14,558      03/31/09      15,806      03/31/09      14,376      03/31/09     15,671

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                              Average Annual Total Returns(a)
                                            (for periods ended March 31, 2009)

                                               1 YEAR    5 YEARS   10 YEARS

The Jamestown Tax Exempt Virginia Fund          4.77%     2.93%      3.83%

Barclays Capital 5-Year Municipal Bond Index    6.04%     3.76%      4.69%

Lipper Intermediate Municipal Fund Index        1.12%     2.39%      3.70%

Barclays Capital Municipal Bond Index           2.27%     3.21%      4.60%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

* The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------

[PIE CHART OMITTED]

Equities                  53.5%
Fixed Income              43.6%
Cash Equivalents           2.9%


                                     % OF
TEN LARGEST EQUITY HOLDINGS       NET ASSETS
--------------------------------------------
Teva Pharmaceutical
   Industries Ltd. - ADR             1.2%
Cisco Systems, Inc.                  1.2%
Microsoft Corporation                1.1%
PepsiCo, Inc.                        1.1%
McDonald's Corporation               1.1%
Genzyme Corporation                  1.0%
QUALCOMM, Inc.                       1.0%
Gilead Sciences, Inc.                1.0%
Johnson & Johnson                    1.0%
CVS Caremark Corporation             1.0%


EQUITY SECTOR CONCENTRATION VS. THE S&P 500 INDEX (53.5% OF NET ASSETS)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                         (% OF EQUITY PORTFOLIO)

                                          The Jamestown
                                             Balanced   S&P 500
                                               Fund      Index
                                            ----------  --------
               Consumer Discretionary           8.0%      8.8%
               Consumer Staples                13.0%     12.8%
               Energy                          10.7%     13.0%
               Financials                       8.0%     10.8%
               Health Care                     18.7%     15.3%
               Industrials                     10.2%      9.7%
               Information Technology          21.5%     18.0%
               Materials                        3.2%      3.3%
               Telecommunication Services       1.8%      4.0%
               Utilities                        1.6%      4.3%
               Exchange-Traded Funds            3.3%      0.0%


FIXED-INCOME PORTFOLIO (43.6% OF NET ASSETS)
--------------------------------------------

Average Stated Maturity (Years)     3.35
Average Duration (Years)            2.81
Average Coupon                     5.51%
Average Yield to Maturity          3.42%


                               % OF FIXED
SECTOR BREAKDOWN            INCOME PORTFOLIO
--------------------------------------------

U.S. Treasury                     14.8%
U.S. Government & Agency          16.4%
Mortgage-Backed                   17.8%
Corporate                         51.0%


                              % OF FIXED
CREDIT QUALITY             INCOME PORTFOLIO
--------------------------------------------

AAA                              49.0%
A                                45.1%
BBB                               5.9%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------

[PIE CHART OMITTED]

Equities                           93.6%
Cash Equivalents                    6.4%


                                    % OF
TEN LARGEST EQUITY HOLDINGS      NET ASSETS
--------------------------------------------

Teva Pharmaceutical
   Industries Ltd. - ADR            2.3%
Cisco Systems, Inc.                 2.1%
Microsoft Corporation               2.0%
McDonald's Corporation              1.9%
PepsiCo, Inc.                       1.9%
Genzyme Corporation                 1.9%
Gilead Sciences, Inc.               1.9%
Kroger Company (The)                1.8%
QUALCOMM, Inc.                      1.8%
AT&T, Inc                           1.7%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                             (% OF NET ASSETS)

                                          The Jamestown
                                              Equity    S&P 500
                                               Fund      Index
                                            --------------------
               Consumer Discretionary           7.6%      8.8%
               Consumer Staples                12.4%     12.8%
               Energy                          10.0%     13.0%
               Financials                       7.3%     10.8%
               Health Care                     17.9%     15.3%
               Industrials                      9.2%      9.7%
               Information Technology          20.1%     18.0%
               Materials                        3.0%      3.3%
               Telecommunication Services       1.7%      4.0%
               Utilities                        1.5%      4.3%
               Exchange-Traded Funds            2.9%      0.0%
               Cash Equivalents                 6.4%      0.0%

THE JAMESTOWN SELECT FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

ASSET ALLOCATION (% OF NET ASSETS)
--------------------------------------------

[PIE CHART OMITTED]

Equities                           93.2%
Cash Equivalents                    6.8%


                                    % OF
TEN LARGEST EQUITY HOLDINGS      NET ASSETS
--------------------------------------------

Wal-Mart Stores, Inc.               2.2%
International Business
   Machines Corporation             2.1%
Kroger Company (The)                2.0%
Embarq Corporation                  2.0%
TJX Companies, Inc. (The)           2.0%
BMC Software, Inc.                  1.9%
Symantec Corporation                1.9%
Hewlett-Packard Company             1.9%
Thermo Fisher Scientific, Inc.      1.8%
CMS Energy Corporation              1.8%


SECTOR CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                                              (% OF NET ASSETS)

                                            The Jamestown
                                                Select    S&P 500
                                                 Fund      Index
                                             ---------------------
             Consumer Discretionary              9.2%       8.8%
             Consumer Staples                    8.9%      12.8%
             Energy                              9.3%      13.0%
             Financials                          6.5%      10.8%
             Health Care                        19.5%      15.3%
             Industrials                         5.4%       9.7%
             Information Technology             22.4%      18.0%
             Materials                           5.2%       3.3%
             Telecommunication Services          2.0%       4.0%
             Utilities                           1.8%       4.3%
             Exchange-Traded Funds               3.0%       0.0%
             Cash Equivalents                    6.8%       0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2009 (UNAUDITED)
================================================================================

              CHARACTERISTICS
            (WEIGHTED AVERAGE)
--------------------------------------------

30-day SEC Yield                   2.66%
Tax-Equivalent Yield               4.09%*
Average Maturity (years)             5.4
Average Duration (years)             4.2
Average Quality                       AA
Number of Issues                      48

*     Assumes a maximum 35.0% federal tax rate.

MATURITY BREAKDOWN (% OF PORTFOLIO)
--------------------------------------------

[BAR CHART OMITTED]

0-2 Years                           26%
2-5 Years                           28%
5-10 Years                          43%
10+ Years                            3%


CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------

[PIE CHART OMITTED]

AAA                                 37%
AA                                  55%
A                                    6%
BBB                                  2%


SECTOR DIVERSIFICATION (% OF PORTFOLIO)
--------------------------------------------

[PIE CHART OMITTED]

Revenues                            61%
General Obligations                 27%
Prerefunded                         12%

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 51.8%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 4.3%
Comcast Corporation - Class A .....................       11,000   $    150,040
Darden Restaurants, Inc. ..........................        5,900        202,134
GameStop Corporation - Class A (a) ................        5,900        165,318
McDonald's Corporation ............................        4,200        229,194
NIKE, Inc. - Class B ..............................        3,400        159,426
                                                                   ------------
                                                                        906,112
                                                                   ------------
CONSUMER STAPLES -- 6.9%
Avon Products, Inc. ...............................        6,000        115,380
Coca-Cola Company (The) ...........................        4,000        175,800
CVS Caremark Corporation ..........................        7,600        208,924
General Mills, Inc. ...............................        3,200        159,616
Kroger Company (The) ..............................        9,000        190,980
PepsiCo, Inc. .....................................        4,600        236,808
Procter & Gamble Company (The) ....................        3,900        183,651
Wal-Mart Stores, Inc. .............................        3,700        192,770
                                                                   ------------
                                                                      1,463,929
                                                                   ------------
ENERGY -- 5.8%
Apache Corporation ................................        2,200        140,998
Chevron Corporation ...............................        2,700        181,548
ConocoPhillips ....................................        3,200        125,312
Exxon Mobil Corporation ...........................        2,300        156,630
Noble Corporation .................................        6,000        144,540
Occidental Petroleum Corporation ..................        3,300        183,645
Schlumberger Ltd. .................................        3,250        132,015
Transocean Ltd. (a) ...............................        2,500        147,100
                                                                   ------------
                                                                      1,211,788
                                                                   ------------
FINANCIALS -- 4.3%
AFLAC, Inc. .......................................        7,100        137,456
Aon Corporation ...................................        4,000        163,280
Bank of America Corporation .......................        2,500         17,050
Hudson City Bancorp, Inc. .........................       13,000        151,970
Northern Trust Corporation ........................        2,300        137,586
State Street Corporation ..........................        3,000         92,340
Travelers Companies, Inc. (The) ...................        4,900        199,136
                                                                   ------------
                                                                        898,818
                                                                   ------------
HEALTH CARE -- 10.0%
Abbott Laboratories ...............................        3,600        171,720
Aetna, Inc. .......................................        5,100        124,083
AmerisourceBergen Corporation .....................        3,400        111,044
Amgen, Inc. (a) ...................................        3,100        153,512
Bristol-Myers Squibb Company ......................        7,300        160,016
Express Scripts, Inc. (a) .........................        4,200        193,914
Genzyme Corporation (a) ...........................        3,700        219,743
Gilead Sciences, Inc. (a) .........................        4,600        213,072
Johnson & Johnson .................................        4,000        210,400
McKesson Corporation ..............................        2,700         94,608
Teva Pharmaceutical Industries Ltd. - ADR .........        5,800        261,290
Thermo Fisher Scientific, Inc. (a) ................        5,400        192,618
                                                                   ------------
                                                                      2,106,020
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 51.8% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.5%
Dover Corporation .................................        5,200   $    137,176
General Dynamics Corporation ......................        2,900        120,611
General Electric Company ..........................        8,400         84,924
ITT Corporation ...................................        4,200        161,574
Lockheed Martin Corporation .......................        2,500        172,575
Norfolk Southern Corporation ......................        4,300        145,125
Northrop Grumman Corporation ......................        4,000        174,560
United Technologies Corporation ...................        3,700        159,026
                                                                   ------------
                                                                      1,155,571
                                                                   ------------
INFORMATION TECHNOLOGY -- 11.5%
Accenture Ltd. - Class A ..........................        6,500        178,685
Affiliated Computer Services, Inc. - Class A (a) ..        2,550        122,120
BMC Software, Inc. (a) ............................        4,000        132,000
Cisco Systems, Inc. (a) ...........................       14,700        246,519
Fiserv, Inc. (a) ..................................        3,400        123,964
Google, Inc. - Class A (a) ........................          475        165,328
Harris Corporation ................................        4,500        130,230
Hewlett-Packard Company ...........................        5,900        189,154
Intel Corporation .................................        9,000        135,450
International Business Machines Corporation .......        1,700        164,713
Microsoft Corporation .............................       13,000        238,810
Oracle Corporation (a) ............................       10,500        189,735
QUALCOMM, Inc. ....................................        5,500        214,005
Symantec Corporation (a) ..........................       12,700        189,738
                                                                   ------------
                                                                      2,420,451
                                                                   ------------
MATERIALS -- 1.7%
Monsanto Company ..................................        2,300        191,130
Praxair, Inc. .....................................        2,600        174,954
                                                                   ------------
                                                                        366,084
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.0%
AT&T, Inc. ........................................        8,000        201,600
                                                                   ------------

UTILITIES -- 0.8%
Public Service Enterprise Group, Inc. .............        6,000        176,820
                                                                   ------------

TOTAL COMMON STOCKS (Cost $11,448,323) ............                $ 10,907,193
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 1.7%                             SHARES       VALUE
--------------------------------------------------------------------------------
Consumer Discretionary Select Sector SPDR Fund (The)       8,800   $    172,920
Financial Select Sector SPDR Fund (The) ...........       22,000        193,820
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $646,790) .......                $    366,740
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
U.S. TREASURY OBLIGATIONS -- 6.4%                      PAR VALUE       VALUE
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 6.4%
4.00%, 02/15/2014 .................................   $  250,000   $    278,144
4.25%, 11/15/2014 .................................      550,000        624,250
4.25%, 11/15/2017 .................................      400,000        453,750
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,204,898) .                $  1,356,144
                                                                   ------------

================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 7.2%           PAR VALUE       VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.2%
6.625%, due 09/15/2009 ............................   $  350,000   $    359,393
5.125%, due 07/15/2012 ............................      150,000        165,253
5.25%, due 04/18/2016 .............................      500,000        565,786
                                                                   ------------
                                                                      1,090,432
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.0%
7.25%, due 01/15/2010 .............................      250,000        262,211
5.50%, due 03/15/2011 .............................      150,000        161,796
                                                                   ------------
                                                                        424,007
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $1,395,864) ..............................                $  1,514,439
                                                                   ------------

================================================================================
MORTGAGE-BACKED SECURITIES -- 7.8%                     PAR VALUE       VALUE
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.7%
Pool #E90624, 6.00%, due 08/01/2017 ...............   $   20,386   $     21,372
Pool #A43942, 5.50%, due 03/01/2036 ...............      320,444        332,876
                                                                   ------------
                                                                        354,248
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.9%
Pool #618465, 5.00%, due 12/01/2016 ...............      158,259        164,306
Pool #684231, 5.00%, due 01/01/2018 ...............      222,811        231,325
Pool #255455, 5.00%, due 10/01/2024 ...............      228,346        236,840
Pool #255702, 5.00%, due 05/01/2025 ...............      363,964        377,348
Pool #808413, 5.50%, due 01/01/2035 ...............      226,199        234,982
                                                                   ------------
                                                                      1,244,801
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.2%
Pool #781344, 6.50%, due 10/15/2031 ...............       32,918         34,576
                                                                   ------------

TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,567,927)                 $  1,633,625
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 22.2%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.3%
Coca-Cola Company (The),
   5.35%, due 11/15/2017 ..........................   $  250,000   $    267,052
PepsiCo, Inc.,
   4.65%, due 02/15/2013 ..........................      200,000        212,315
                                                                   ------------
                                                                        479,367
                                                                   ------------
ENERGY -- 1.0%
Burlington Resources, Inc.,
   6.68%, due 02/15/2011 ..........................      200,000        215,428
                                                                   ------------

FINANCIALS -- 6.0%
American Express Company,
   4.875%, due 07/15/2013 .........................      150,000        132,004
BB&T Corporation,
   6.50%, due 08/01/2011 ..........................      325,000        328,045
Goldman Sachs Group, Inc.,
   6.65%, due 05/15/2009 ..........................      250,000        250,740
JPMorgan Chase & Company,
   6.75%, due 02/01/2011 ..........................      300,000        305,818
Morgan Stanley,
   5.30%, due 03/01/2013 ..........................      250,000        240,390
                                                                   ------------
                                                                      1,256,997
                                                                   ------------
HEALTH CARE -- 1.7%
Amgen, Inc.,
   5.85%, due 06/01/2017 ..........................      150,000        153,600
GlaxoSmithKline PLC,
   5.65%, due 05/15/2018 ..........................      200,000        205,142
                                                                   ------------
                                                                        358,742
                                                                   ------------
INDUSTRIALS -- 4.1%
Alcoa, Inc.,
   6.50%, due 06/01/2011 ..........................      250,000        227,319
Dover Corporation,
   6.50%, due 02/15/2011 ..........................      345,000        366,124
United Technologies Corporation,
   6.10%, due 05/15/2012 ..........................      250,000        268,058
                                                                   ------------
                                                                        861,501
                                                                   ------------
INFORMATION TECHNOLOGY -- 0.8%
International Business Machines Corporation,
   4.375%, due 06/01/2009 .........................      175,000        175,445
                                                                   ------------

MATERIALS -- 0.7%
E.I. du Pont de Nemours and Company,
   5.875%, due 01/15/2014 .........................      150,000        158,567
                                                                   ------------

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 22.2% (CONTINUED)                   PAR VALUE       VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.2%
AT&T, Inc.,
   4.95%, due 01/15/2013 ..........................   $  250,000   $    253,614
Deutsche Telekom AG,
   8.00%, due 06/15/2010 ..........................      300,000        313,375
GTE Northwest, Inc.,
   6.30%, due 06/01/2010 ..........................      300,000        308,221
                                                                   ------------
                                                                        875,210
                                                                   ------------
UTILITIES -- 1.4%
FPL Group Capital, Inc.,
   7.375%, due 06/01/2009 .........................      300,000        302,362
                                                                   ------------

TOTAL CORPORATE BONDS (Cost $4,615,172) ...........                $  4,683,619
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 2.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Portfolio -
   Select Class, 0.93% (b) (Cost $514,716) ........      514,716   $    514,716
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 99.5%
   (Cost $21,393,690) .............................                $ 20,976,476

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5% .....                      95,121
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 21,071,597
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 90.7%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.6%
Comcast Corporation - Class A .....................       18,000   $    245,520
Darden Restaurants, Inc. ..........................        8,900        304,914
GameStop Corporation - Class A (a) ................        9,000        252,180
McDonald's Corporation ............................        6,700        365,619
NIKE, Inc. - Class B ..............................        5,500        257,895
                                                                   ------------
                                                                      1,426,128
                                                                   ------------
CONSUMER STAPLES -- 12.4%
Avon Products, Inc. ...............................        9,500        182,685
Coca-Cola Company (The) ...........................        6,250        274,687
CVS Caremark Corporation ..........................       11,000        302,390
General Mills, Inc. ...............................        5,100        254,388
Kroger Company (The) ..............................       15,800        335,276
PepsiCo, Inc. .....................................        7,000        360,360
Procter & Gamble Company (The) ....................        6,700        315,503
Wal-Mart Stores, Inc. .............................        5,700        296,970
                                                                   ------------
                                                                      2,322,259
                                                                   ------------
ENERGY -- 10.0%
Apache Corporation ................................        3,500        224,315
Chevron Corporation ...............................        4,600        309,304
ConocoPhillips ....................................        4,600        180,136
Exxon Mobil Corporation ...........................        3,500        238,350
Noble Corporation .................................        9,100        219,219
Occidental Petroleum Corporation ..................        5,000        278,250
Schlumberger Ltd. .................................        5,000        203,100
Transocean Ltd. (a) ...............................        4,000        235,360
                                                                   ------------
                                                                      1,888,034
                                                                   ------------
FINANCIALS -- 7.3%
AFLAC, Inc. .......................................       10,800        209,088
Aon Corporation ...................................        6,250        255,125
Hudson City Bancorp, Inc. .........................       20,300        237,307
Northern Trust Corporation ........................        3,400        203,388
State Street Corporation ..........................        5,200        160,056
Travelers Companies, Inc. (The) ...................        7,500        304,800
                                                                   ------------
                                                                      1,369,764
                                                                   ------------
HEALTH CARE -- 17.9%
Abbott Laboratories ...............................        5,800        276,660
Aetna, Inc. .......................................        8,000        194,640
AmerisourceBergen Corporation .....................        5,500        179,630
Amgen, Inc. (a) ...................................        5,000        247,600
Bristol-Myers Squibb Company ......................       11,500        252,080
Express Scripts, Inc. (a) .........................        6,800        313,956
Genzyme Corporation (a) ...........................        6,000        356,340
Gilead Sciences, Inc. (a) .........................        7,550        349,716
Johnson & Johnson .................................        6,000        315,600
McKesson Corporation ..............................        4,500        157,680
Teva Pharmaceutical Industries Ltd. - ADR .........        9,600        432,480
Thermo Fisher Scientific, Inc. (a) ................        8,000        285,360
                                                                   ------------
                                                                      3,361,742
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 90.7% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 9.2%
Dover Corporation .................................        8,000   $    211,040
General Dynamics Corporation ......................        4,600        191,314
General Electric Company ..........................        7,500         75,825
ITT Corporation ...................................        6,800        261,596
Lockheed Martin Corporation .......................        4,100        283,023
Norfolk Southern Corporation ......................        6,800        229,500
Northrop Grumman Corporation ......................        5,500        240,020
United Technologies Corporation ...................        5,500        236,390
                                                                   ------------
                                                                      1,728,708
                                                                   ------------
INFORMATION TECHNOLOGY -- 20.1%
Accenture Ltd. - Class A ..........................       10,100        277,649
Affiliated Computer Services, Inc. - Class A (a) ..        4,200        201,138
BMC Software, Inc. (a) ............................        6,400        211,200
Cisco Systems, Inc. (a) ...........................       23,000        385,710
Fiserv, Inc. (a) ..................................        5,500        200,530
Google, Inc. - Class A (a) ........................          700        243,642
Harris Corporation ................................        7,400        214,156
Hewlett-Packard Company ...........................        9,000        288,540
Intel Corporation .................................       15,000        225,750
International Business Machines Corporation .......        2,725        264,025
Microsoft Corporation .............................       20,000        367,400
Oracle Corporation (a) ............................       16,000        289,120
QUALCOMM, Inc. ....................................        8,500        330,735
Symantec Corporation (a) ..........................       19,200        286,848
                                                                   ------------
                                                                      3,786,443
                                                                   ------------
MATERIALS -- 3.0%
Monsanto Company ..................................        3,500        290,850
Praxair, Inc. .....................................        4,100        275,889
                                                                   ------------
                                                                        566,739
                                                                   ------------
TELECOMMUNICATION SERVICES -- 1.7%
AT&T, Inc. ........................................       12,700        320,040
                                                                   ------------

UTILITIES -- 1.5%
Public Service Enterprise Group, Inc. .............        9,500        279,965
                                                                   ------------

TOTAL COMMON STOCKS (Cost $17,906,350) ............                $ 17,049,822
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 2.9%                             SHARES       VALUE
--------------------------------------------------------------------------------
Consumer Discretionary Select Sector SPDR Fund (The)      12,500   $    245,625
Financial Select Sector SPDR Fund (The) ...........       33,000        290,730
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $948,671) .......                $    536,355
                                                                   ------------

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 0.8%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Portfolio -
   Select Class, 0.93% (b) (Cost $154,381) ........      154,381   $    154,381
                                                                   ------------

================================================================================
REPURCHASE AGREEMENTS -- 5.6%                          PAR VALUE       VALUE
--------------------------------------------------------------------------------
U.S. Bank N.A., 0.01%, dated 03/31/2009, due
   04/01/2009, repurchase proceeds: $1,049,179
   (Cost $1,049,179) (c) ..........................   $1,049,179   $  1,049,179
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 100.0%
   (Cost $20,058,581) .............................                $ 18,789,737

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0% .....                         409
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 18,790,146
                                                                   ============

ADR - American Depositary Receipt.

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

(c) Repurchase agreement is fully collateralized by $1,049,179 FNCI Pool #555745, 4.50%, due 09/01/2018. The aggregate market value of the collateral at March 31, 2009 was $1,070,411.

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
================================================================================
COMMON STOCKS -- 90.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.2%
Darden Restaurants, Inc. ..........................        6,500   $    222,690
GameStop Corporation - Class A (a) ................        6,500        182,130
McDonald's Corporation ............................        2,900        158,253
NIKE, Inc. - Class B ..............................        3,590        168,335
TJX Companies, Inc. (The) .........................        9,480        243,067
Yum! Brands, Inc. .................................        5,900        162,132
                                                                   ------------
                                                                      1,136,607
                                                                   ------------
CONSUMER STAPLES -- 8.9%
Coca-Cola Company (The) ...........................        4,400        193,380
Colgate-Palmolive Company .........................        2,750        162,195
CVS Caremark Corporation ..........................        8,120        223,219
Kroger Company (The) ..............................       11,850        251,457
Wal-Mart Stores, Inc. .............................        5,230        272,483
                                                                   ------------
                                                                      1,102,734
                                                                   ------------
ENERGY -- 9.3%
Apache Corporation ................................        2,950        189,065
Chevron Corporation ...............................        3,020        203,065
Murphy Oil Corporation ............................        3,640        162,963
Noble Corporation .................................        6,600        158,994
Occidental Petroleum Corporation ..................        3,940        219,261
Transocean Ltd. (a) ...............................        3,840        225,946
                                                                   ------------
                                                                      1,159,294
                                                                   ------------
FINANCIALS -- 6.5%
AFLAC, Inc. .......................................        7,570        146,555
Aon Corporation ...................................        4,650        189,813
Hudson City Bancorp, Inc. .........................       15,700        183,533
New York Community Bancorp, Inc. ..................       14,000        156,380
Torchmark Corporation .............................        4,850        127,216
                                                                   ------------
                                                                        803,497
                                                                   ------------
HEALTH CARE -- 19.5%
Abbott Laboratories ...............................        3,800        181,260
Aetna, Inc. .......................................        6,525        158,753
AmerisourceBergen Corporation .....................        3,600        117,576
Amgen, Inc. (a) ...................................        3,180        157,474
Baxter International, Inc. ........................        3,280        168,002
Bristol-Myers Squibb Company ......................        7,670        168,126
Express Scripts, Inc. (a) .........................        3,100        143,127
Genzyme Corporation (a) ...........................        3,330        197,769
Gilead Sciences, Inc. (a) .........................        4,280        198,250
Johnson & Johnson .................................        3,700        194,620
McKesson Corporation ..............................        3,010        105,470
Medco Health Solutions, Inc. (a) ..................        4,700        194,298
Schering-Plough Corporation .......................        9,000        211,950
Thermo Fisher Scientific, Inc. (a) ................        6,400        228,288
                                                                   ------------
                                                                      2,424,963
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 90.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 5.4%
General Dynamics Corporation ......................        3,570   $    148,476
Goodrich Corporation ..............................        5,040        190,966
Northrop Grumman Corporation ......................        3,900        170,196
Union Pacific Corporation .........................        3,850        158,273
                                                                   ------------
                                                                        667,911
                                                                   ------------
INFORMATION TECHNOLOGY -- 22.4%
Accenture Ltd. - Class A ..........................        7,950        218,545
Affiliated Computer Services, Inc. - Class A (a) ..        3,800        181,982
Akamai Technologies, Inc. (a) .....................        8,900        172,660
BMC Software, Inc. (a) ............................        7,180        236,940
CA, Inc. ..........................................        9,400        165,534
Fiserv, Inc. (a) ..................................        4,900        178,654
Harris Corporation ................................        5,790        167,563
Hewlett-Packard Company ...........................        7,200        230,832
International Business Machines Corporation .......        2,650        256,758
McAfee, Inc. (a) ..................................        5,800        194,300
Microsoft Corporation .............................        9,370        172,127
Oracle Corporation (a) ............................       11,165        201,752
QLogic Corporation (a) ............................       14,500        161,240
Symantec Corporation (a) ..........................       15,800        236,052
                                                                   ------------
                                                                      2,774,939
                                                                   ------------
MATERIALS -- 5.2%
FMC Corporation ...................................        4,050        174,717
Monsanto Company ..................................        2,350        195,285
Pactiv Corporation (a) ............................        7,200        105,048
Sigma-Aldrich Corporation .........................        4,500        170,055
                                                                   ------------
                                                                        645,105
                                                                   ------------
TELECOMMUNICATION SERVICES -- 2.0%
Embarq Corporation ................................        6,450        244,132
                                                                   ------------

UTILITIES -- 1.8%
CMS Energy Corporation ............................       19,100        226,144
                                                                   ------------

TOTAL COMMON STOCKS (Cost $13,843,490) ............                $ 11,185,326
                                                                   ------------

THE JAMESTOWN SELECT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
EXCHANGE-TRADED FUNDS -- 3.0%                             SHARES       VALUE
--------------------------------------------------------------------------------
Energy Select Sector SPDR Fund (The) ..............        3,660   $    155,403
Financial Select Sector SPDR Fund (The) ...........       23,600        207,916
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $732,949) .......                $    363,319
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 4.3%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Institutional Money Market Portfolio -
   Select Class, 0.93% (b) (Cost $535,527) ........      535,527   $    535,527
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 97.5%
   (Cost $15,111,966) .............................                $ 12,084,172

OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5% .....                     312,567
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 12,396,739
                                                                   ============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2009
==============================================================================================
VIRGINIA REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 95.3%                                        PAR VALUE      VALUE
----------------------------------------------------------------------------------------------
Alexandria, Virginia, GO,
   5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ...........   $1,000,000   $  1,062,640
Arlington Co., Virginia, GO,
   4.10%, due 11/01/2018 .........................................      500,000        527,700
Capital Region Airport Commission, Virginia,
   Airport Revenue,
   4.50%, due 07/01/2016 .........................................      520,000        560,966
Chesterfield Co., Virginia, GO,
   5.00%, due 01/01/2020 .........................................      700,000        779,240
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
   5.00%, due 06/01/2018 .........................................    1,000,000      1,068,930
Fairfax Co., Virginia, GO,
   5.00%, due 10/01/2011 .........................................      700,000        768,047
Fauquier Co., Virginia, GO,
   5.00%, due 07/01/2017 .........................................      500,000        571,000
Hampton, Virginia, GO,
   5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...........    1,000,000      1,061,670
   5.00%, due 04/01/2020 .........................................      500,000        530,270
Hanover Co., Virginia, GO,
   5.125%, due 07/15/2013, prerefunded 07/15/2009 @ 101 ..........    1,000,000      1,023,700
Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
   6.50%, due 08/15/2009 .........................................    1,000,000      1,009,180
Henrico Co., Virginia, Public Improvement, Series A, GO,
   5.00%, due 12/01/2015 .........................................      250,000        289,982
Henrico Co., Virginia, Water & Sewer, Revenue,
   5.00%, due 05/01/2020 .........................................      350,000        396,497
   5.00%, due 05/01/2022 .........................................      300,000        331,500
James City, Virginia, School District, GO,
   5.00%, due 12/15/2018 .........................................      500,000        546,595
James City, Virginia, Service Authority, Water & Sewer, Revenue,
   5.125%, due 01/15/2017 ........................................    1,000,000      1,084,980
Leesburg, Virginia, GO,
   5.00%, due 09/15/2016 .........................................      500,000        578,390
Loudoun Co., Virginia, GO,
   5.00%, due 07/01/2012 .........................................      500,000        559,185
Loudoun Co., Virginia, Industrial Dev. Authority,
   Public Facility Lease, Revenue,
   5.00%, due 03/01/2019 .........................................    1,000,000      1,057,650
Lynchburg, Virginia, GO,
   5.00%, due 06/01/2015 .........................................      500,000        573,410
Medical College of Virginia, Hospitals Authority, Revenue,
   5.00%, due 07/01/2013 .........................................      700,000        701,757
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
   5.00%, due 02/01/2019 .........................................      500,000        537,210
New River Valley Regional Jail Authority, Revenue,
   4.00%, due 04/01/2011 .........................................      250,000        254,630
Norfolk, Virginia, GO,
   4.50%, due 06/01/2015 .........................................      500,000        540,055

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
==============================================================================================
VIRGINIA REVENUE AND GENERAL
OBLIGATION (GO) BONDS -- 95.3% (CONTINUED)                            PAR VALUE      VALUE
----------------------------------------------------------------------------------------------
Norfolk, Virginia, Water, Revenue,
   5.00%, due 11/01/2016 .........................................   $1,000,000   $  1,065,300
Portsmouth, Virginia, GO,
   5.00%, due 04/01/2016 .........................................      500,000        551,940
   5.00%, due 08/01/2017 .........................................      290,000        292,276
Richmond, Virginia, Industrial Dev. Authority,
   Government Facilities, Revenue,
   4.75%, due 07/15/2010 .........................................      510,000        526,213
Richmond, Virginia, Metropolitan Authority, Revenue,
   5.25%, due 07/15/2014 .........................................    1,000,000      1,073,330
Southeastern Public Service Authority, Virginia, Revenue,
   5.00%, due 07/01/2015 .........................................    1,000,000      1,059,410
Spotsylvania Co., Virginia, GO,
   5.00%, due 01/15/2016 .........................................      500,000        548,865
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
   5.00%, due 06/01/2026 .........................................      500,000        515,475
University of Virginia, Revenue,
   5.25%, due 06/01/2012 .........................................    1,000,000      1,016,480
   5.00%, due 06/01/2013 .........................................      585,000        661,495
Upper Occoquan, Virginia, Sewer Authority, Revenue,
   5.15%, due 07/01/2020 .........................................      250,000        284,655
Virginia College Building Authority, Educational Facilities,
   Revenue,
   5.00%, due 02/01/2017 .........................................      500,000        546,520
   5.00%, due 04/01/2017 .........................................      500,000        542,385
Virginia Commonwealth Transportation Board, Federal
   Highway Reimbursement Anticipation Note, Revenue,
   5.00%, due 09/28/2015 .........................................      500,000        572,410
Virginia Polytechnic Institute & State University, Revenue,
   5.00%, due 06/01/2016 .........................................      500,000        557,600
Virginia State Public Building Authority, Public Facilities,
   Series D, Revenue,
   5.00%, due 08/01/2016 .........................................    1,000,000      1,108,930
Virginia State Public Building Authority, Revenue,
   5.00%, due 08/01/2012 .........................................      635,000        708,038
Virginia State Public School Authority, Revenue,
   5.25%, due 08/01/2009 .........................................      695,000        706,120
Virginia State Public School Authority, Series A, Revenue,
   5.00%, due 08/01/2020 .........................................      585,000        637,071
Virginia State Public School Authority, Series B, Revenue,
   4.00%, due 08/01/2014 .........................................      400,000        434,608
Virginia State Resource Authority, Infrastructure, Revenue,
   5.50%, due 05/01/2017, prerefunded 05/01/2010 @ 101 ...........      500,000        530,320
Virginia State, Series B, GO,
   5.00%, due 06/01/2012 .........................................      500,000        557,830
   5.00%, due 06/01/2017 .........................................      250,000        290,487
                                                                                  ------------
TOTAL VIRGINIA REVENUE AND GENERAL
   OBLIGATION (GO) BONDS
   (Cost $30,178,792) ............................................                $ 31,202,942
                                                                                  ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 3.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
Fidelity Tax Exempt Portfolio - Class I, 0.42% (a)
   (Cost $1,092,367) ..............................    1,092,367   $  1,092,367
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 98.7%
   (Cost $31,271,159) .............................                $ 32,295,309

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3% .....                     434,645
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 32,729,954
                                                                   ============

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2009.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009
=============================================================================================================
                                                                                                  JAMESTOWN
                                                  JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT
                                                   BALANCED         EQUITY          SELECT         VIRGINIA
                                                     FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ....................   $ 21,393,690    $ 20,058,581    $ 15,111,966    $ 31,271,159
                                                 ============    ============    ============    ============
      At value (Note 1) ......................   $ 20,976,476    $ 18,789,737    $ 12,084,172    $ 32,295,309
   Cash ......................................         21,371              --              --              --
   Dividends and interest receivable .........        129,145          18,707          14,931         386,860
   Receivable for investment securities sold .             --              --         305,202              --
   Receivable for capital shares sold ........             --             500              --         101,150
   Other assets ..............................          1,651           6,708           6,685           3,877
                                                 ------------    ------------    ------------    ------------
      TOTAL ASSETS ...........................     21,128,643      18,815,652      12,410,990      32,787,196
                                                 ------------    ------------    ------------    ------------

LIABILITIES
   Distributions payable .....................             --              --              --          12,643
   Payable for capital shares redeemed .......         30,567           9,712              --          27,571
   Accrued investment advisory fees (Note 3) .         11,310           9,863           7,504           8,938
   Accrued administration fees (Note 3) ......          4,000           4,000           4,000           3,900
   Accrued compliance fees (Note 3) ..........            370             370             370             370
   Other accrued expenses ....................         10,799           1,561           2,377           3,820
                                                 ------------    ------------    ------------    ------------
      TOTAL LIABILITIES ......................         57,046          25,506          14,251          57,242
                                                 ------------    ------------    ------------    ------------

NET ASSETS ...................................   $ 21,071,597    $ 18,790,146    $ 12,396,739    $ 32,729,954
                                                 ============    ============    ============    ============

Net assets consist of:
   Paid-in capital ...........................   $ 22,785,113    $ 22,775,277    $ 21,755,530    $ 31,673,517
   Accumulated undistributed (overdistributed)
      net investment income ..................        (13,328)             --              --          27,239
   Accumulated net realized gains (losses)
      from security transactions. ............     (1,282,974)     (2,716,287)     (6,330,997)          5,048
   Net unrealized appreciation
      (depreciation) on investments ..........       (417,214)     (1,268,844)     (3,027,794)      1,024,150
                                                 ------------    ------------    ------------    ------------
Net assets ...................................   $ 21,071,597    $ 18,790,146    $ 12,396,739    $ 32,729,954
                                                 ============    ============    ============    ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................      2,089,197       1,706,867       1,977,225       3,194,837
                                                 ============    ============    ============    ============

Net asset value, offering price and redemption
   price per share ...........................   $      10.09    $      11.01    $       6.27    $      10.24
                                                 ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2009
=========================================================================================================
                                                                                              JAMESTOWN
                                              JAMESTOWN       JAMESTOWN       JAMESTOWN       TAX EXEMPT
                                               BALANCED         EQUITY          SELECT         VIRGINIA
                                                 FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .............................   $    299,844    $    428,609    $    306,569    $     15,090
   Foreign withholding taxes on dividends            (479)           (749)             --              --
   Interest ..............................        553,734          12,554              --       1,195,969
                                             ------------    ------------    ------------    ------------
      TOTAL INVESTMENT INCOME ............        853,099         440,414         306,569       1,211,059
                                             ------------    ------------    ------------    ------------

EXPENSES
   Investment advisory fees (Note 3) .....        175,645         171,966         140,337         120,734
   Administration fees (Note 3). .........         48,039          48,146          48,000          44,055
   Professional fees .....................         25,374          21,788          21,888          19,188
   Trustees' fees and expenses.. .........         15,056          15,056          15,056          15,056
   Custodian and bank service fees .......         10,984          14,493           5,865           4,974
   Compliance consulting fees (Note 3) ...          4,876           4,883           4,806           4,890
   Postage and supplies ..................          4,740           5,806           4,103           3,996
   Pricing costs .........................          5,729           1,636           1,654           6,967
   Registration fees .....................          2,446           4,838           4,388           1,175
   Printing of shareholder reports .......          3,019           4,649           2,351           1,945
   Insurance expense .....................          2,849           2,864           2,180           2,668
   Other expenses ........................          9,630           7,766           7,050           7,359
                                             ------------    ------------    ------------    ------------
      TOTAL EXPENSES .....................        308,387         303,891         257,678         233,007
   Fees voluntarily waived by
      the Adviser (Note 3) ...............             --              --              --         (24,741)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) .....        (24,000)        (12,000)             --              --
                                             ------------    ------------    ------------    ------------
      NET EXPENSES .......................        284,387         291,891         257,678         208,266
                                             ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ....................        568,712         148,523          48,891       1,002,793
                                             ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) on security
      transactions .......................     (1,243,572)     (2,678,409)     (5,803,610)          8,422
   Net change in unrealized appreciation/
      depreciation on investments ........     (5,607,996)     (7,869,783)     (3,337,162)        488,234
                                             ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS .........     (6,851,568)    (10,548,192)     (9,140,772)        496,656
                                             ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ............   $ (6,282,856)   $(10,399,669)   $ (9,091,881)   $  1,499,449
                                             ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                      JAMESTOWN                      JAMESTOWN
                                                    BALANCED FUND                    EQUITY FUND
                                            ----------------------------    ----------------------------
                                                YEAR            YEAR            YEAR            YEAR
                                               ENDED           ENDED           ENDED           ENDED
                                              MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                2009            2008            2009            2008
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $    568,712    $    653,953    $    148,523    $    140,922
   Net realized gains (losses)
      on security transactions ..........     (1,243,572)      4,058,583      (2,678,409)      2,658,874
   Net change in unrealized appreciation/
      depreciation on investments .......     (5,607,996)     (3,044,538)     (7,869,783)     (2,097,106)
                                            ------------    ------------    ------------    ------------
Net increase (decrease) in
   net assets from operations ...........     (6,282,856)      1,667,998     (10,399,669)        702,690
                                            ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........       (449,455)       (686,283)             --        (144,305)
   From net realized gains from
      security transactions .............             --      (4,206,732)             --      (2,818,182)
   Return of capital ....................             --              --        (127,900)       (252,510)
                                            ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders ........       (449,455)     (4,893,015)       (127,900)     (3,214,997)
                                            ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............        748,777         379,678       1,613,782       1,161,482
   Net asset value of shares issued
      in reinvestment of distributions
      to shareholders ...................        386,123       4,406,636         117,283       2,884,634
   Payments for shares redeemed. ........     (5,388,675)    (14,963,870)     (4,729,875)     (6,345,139)
                                            ------------    ------------    ------------    ------------
Net decrease in net assets from
   capital share transactions.. .........     (4,253,775)    (10,177,556)     (2,998,810)     (2,299,023)
                                            ------------    ------------    ------------    ------------

TOTAL DECREASE IN NET ASSETS .. .........    (10,986,086)    (13,402,573)    (13,526,379)     (4,811,330)

NET ASSETS
   Beginning of year ....................     32,057,683      45,460,256      32,316,525      37,127,855
                                            ------------    ------------    ------------    ------------
   End of year ..........................   $ 21,071,597    $ 32,057,683    $ 18,790,146    $ 32,316,525
                                            ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   (OVERDISTRIBUTED) NET
   INVESTMENT INCOME ....................   $    (13,328)   $     (7,197)   $         --    $         --
                                            ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold .................................         72,678          25,189         127,845          60,885
   Reinvested ...........................         32,928         311,807           8,974         158,224
   Redeemed .............................       (492,194)       (989,684)       (367,801)       (330,547)
                                            ------------    ------------    ------------    ------------
   Net decrease in shares outstanding ...       (386,588)       (652,688)       (230,982)       (111,438)
   Shares outstanding, beginning of year       2,475,785       3,128,473       1,937,849       2,049,287
                                            ------------    ------------    ------------    ------------
   Shares outstanding, end of year ......      2,089,197       2,475,785       1,706,867       1,937,849
                                            ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================
                                                               JAMESTOWN                  JAMESTOWN TAX EXEMPT
                                                              SELECT FUND                     VIRGINIA FUND
                                                      ----------------------------    ----------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED
                                                        MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                          2009            2008            2009            2008
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss). ..................   $     48,891    $     (1,852)   $  1,002,793    $  1,002,394
   Net realized gains (losses) on
      security transactions .......................     (5,803,610)       (523,394)          8,422          16,403
   Net change in unrealized appreciation/
      depreciation on investments .................     (3,337,162)       (478,663)        488,234          92,995
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net
   assets from operations .........................     (9,091,881)     (1,003,909)      1,499,449       1,111,792
                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (48,891)             --        (990,933)     (1,005,973)
   In excess of net investment income .............         (6,788)             --              --              --
   From net realized gains from
      security transactions .......................             --         (48,775)         (3,442)        (17,179)
                                                      ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders ..................        (55,679)        (48,775)       (994,375)     (1,023,152)
                                                      ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................      2,033,815       6,625,526       4,688,555       3,083,061
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         52,968          46,579         845,363         849,870
   Payments for shares redeemed. ..................     (4,077,051)     (1,294,000)     (2,402,415)     (3,909,118)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from capital share transactions ................     (1,990,268)      5,378,105       3,131,503          23,813
                                                      ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ..................................    (11,137,828)      4,325,421       3,636,577         112,453

NET ASSETS
   Beginning of year ..............................     23,534,567      19,209,146      29,093,377      28,980,924
                                                      ------------    ------------    ------------    ------------
   End of year ....................................   $ 12,396,739    $ 23,534,567    $ 32,729,954    $ 29,093,377
                                                      ============    ============    ============    ============

ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ..........................   $         --    $         --    $     27,239    $     15,379
                                                      ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................        260,358         585,751         467,416         305,634
   Reinvested .....................................          7,778           3,937          83,841          84,618
   Redeemed .......................................       (555,455)       (114,276)       (237,160)       (389,550)
                                                      ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding ..       (287,319)        475,412         314,097             702
   Shares outstanding, beginning of year ..........      2,264,544       1,789,132       2,880,740       2,880,038
                                                      ------------    ------------    ------------    ------------
   Shares outstanding, end of year ................      1,977,225       2,264,544       3,194,837       2,880,740
                                                      ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........     $    12.95     $    14.53     $    14.97     $    14.92     $    15.40
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................           0.25           0.26           0.27           0.26           0.29
   Net realized and unrealized gains (losses)
      on investments .........................          (2.91)          0.27           0.69           1.06           0.14
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .............          (2.66)          0.53           0.96           1.32           0.43
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......          (0.20)         (0.28)         (0.29)         (0.27)         (0.30)
   Distributions from net realized gains .....             --          (1.83)         (1.11)         (1.00)         (0.61)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ..........................          (0.20)         (2.11)         (1.40)         (1.27)         (0.91)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............     $    10.09     $    12.95     $    14.53     $    14.97     $    14.92
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................        (20.75%)         2.97%          6.57%          9.14%          2.83%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............     $   21,072     $   32,058     $   45,460     $   56,879     $   62,235
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets           1.14%          1.01%          0.94%          0.93%          0.92%

Ratio of net expenses to average net assets(b)          1.05%          0.95%          0.89%          0.89%          0.88%

Ratio of net investment income to
   average net assets ........................          2.10%          1.71%          1.80%          1.72%          1.87%

Portfolio turnover rate ......................            43%            30%            40%            49%            29%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........     $    16.68     $    18.12     $    18.45     $    17.69     $    18.28
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income .....................           0.08           0.08           0.10           0.07           0.12
   Net realized and unrealized gains (losses)
      on investments .........................          (5.68)          0.20           1.15           2.11           0.65
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .............          (5.60)          0.28           1.25           2.18           0.77
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ......             --          (0.08)         (0.10)         (0.07)         (0.12)
   Distributions from net realized gains .....             --          (1.50)         (1.48)         (1.35)         (1.24)
   Return of capital .........................          (0.07)         (0.14)            --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ..........................          (0.07)         (1.72)         (1.58)         (1.42)         (1.36)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............     $    11.01     $    16.68     $    18.12     $    18.45     $    17.69
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................        (33.63%)         0.94%          6.92%         12.69%          4.34%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............     $   18,790     $   32,317     $   37,128     $   42,770     $   42,253
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets           1.15%          0.99%          0.97%          0.97%          0.95%

Ratio of net expenses to average net assets(b)          1.10%          0.95%          0.91%          0.92%          0.90%

Ratio of net investment income
   to average net assets .....................          0.56%          0.38%          0.52%          0.36%          0.63%

Portfolio turnover rate ......................            69%            46%            53%            60%            34%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN SELECT FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------
                                                                    YEAR           YEAR          PERIOD
                                                                   ENDED          ENDED          ENDED
                                                                  MARCH 31,      MARCH 31,      MARCH 31,
                                                                    2009           2008         2007 (a)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................     $    10.39     $    10.74     $    10.00
                                                                 ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income (loss) ............................           0.02          (0.00)(c)       0.01
   Net realized and unrealized gains (losses) on investments          (4.11)         (0.33)          0.75
                                                                 ----------     ----------     ----------
Total from investment operations ...........................          (4.09)         (0.33)          0.76
                                                                 ----------     ----------     ----------

Less distributions:
   Dividends from net investment income ....................          (0.03)            --          (0.02)
   In excess of net investment income ......................          (0.00)(c)         --             --
   Dividends from net realized gains .......................             --          (0.02)            --
                                                                 ----------     ----------     ----------
Total distributions ........................................          (0.03)         (0.02)         (0.02)
                                                                 ----------     ----------     ----------

Net asset value at end of period ...........................     $     6.27     $    10.39     $    10.74
                                                                 ==========     ==========     ==========

Total return(b) ............................................        (39.41%)        (3.07%)         7.55%(e)
                                                                 ==========     ==========     ==========

Net assets at end of period (000's) ........................     $   12,397     $   23,535     $   19,209
                                                                 ==========     ==========     ==========

Ratio of gross expenses to average net assets ..............          1.38%          1.24%          1.47%(d)

Ratio of net expenses to average net assets ................          1.38%          1.24%          1.25%(d)

Ratio of net investment income (loss) to average net assets           0.26%         (0.01%)         0.31%(d)

Portfolio turnover rate ....................................            86%            88%            46%(e)

(a) Represents the period from the commencement of operations (October 31, 2006) through March 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Represents less than a penny per share.

(d)   Annualized.

(e)   Not annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
                                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........     $    10.10     $    10.06     $    10.05     $    10.22     $    10.57
                                                   ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income ......................           0.34           0.36           0.37           0.36           0.37
  Net realized and unrealized gains
    (losses) on investments ..................           0.13           0.05           0.01          (0.17)         (0.35)
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations .............           0.47           0.41           0.38           0.19           0.02
                                                   ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment income .......          (0.33)         (0.36)         (0.36)         (0.36)         (0.37)
  Distributions from net realized gains ......          (0.00)(b)      (0.01)         (0.01)            --             --
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ..........................          (0.33)         (0.37)         (0.37)         (0.36)         (0.37)
                                                   ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ...............     $    10.24     $    10.10     $    10.06     $    10.05     $    10.22
                                                   ==========     ==========     ==========     ==========     ==========

Total return(a) ..............................          4.77%          4.09%          3.85%          1.83%          0.19%
                                                   ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ............     $   32,730     $   29,093     $   28,981     $   30,421     $   31,559
                                                   ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average net assets           0.77%          0.77%          0.75%          0.73%          0.72%

Ratio of net expenses to average net assets ..          0.69%          0.69%          0.69%          0.69%          0.69%

Ratio of net investment income to
  average net assets .........................          3.31%          3.54%          3.66%          3.50%          3.60%

Portfolio turnover rate ......................            10%            13%            10%            22%            15%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Represents less than a penny per share.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of this Trust are not incorporated in this report.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The Jamestown Select Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

consistent with those established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

The Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

o     Level 1 - quoted prices in active markets for identical securities

o     Level 2 - other significant observable inputs

o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2009:

---------------------------------------------------------------------------------------------------------
                                                                                              JAMESTOWN
                                                 JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT
                                                  BALANCED        EQUITY         SELECT        VIRGINIA
                                                    FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------
Level 1 - Quoted prices .....................   $ 11,788,649   $ 18,789,737   $ 12,084,172   $  1,092,367
Level 2 - Other significant observable inputs      9,187,827             --             --     31,202,942
Level 3 - Significant unobservable inputs ...             --             --             --             --
                                                ------------   ------------   ------------   ------------
Total .......................................   $ 20,976,476   $ 18,789,737   $ 12,084,172   $ 32,295,309
                                                ============   ============   ============   ============
---------------------------------------------------------------------------------------------------------

Repurchase agreements -- The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

---------------------------------------------------------------------------------------------------------
                                                                    EXEMPT-
                            YEARS       ORDINARY     LONG-TERM     INTEREST      RETURN OF      TOTAL
                            ENDED        INCOME    CAPITAL GAINS   DIVIDENDS      CAPITAL   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund    3/31/09    $  449,455    $       --    $       --    $       --    $  449,455
                           3/31/08    $1,028,786    $3,864,229    $       --    $       --    $4,893,015
---------------------------------------------------------------------------------------------------------
Jamestown Equity Fund      3/31/09    $       --    $       --    $       --    $  127,900    $  127,900
                           3/31/08    $  328,829    $2,633,658    $       --    $  252,210    $3,214,997
---------------------------------------------------------------------------------------------------------
Jamestown Select Fund      3/31/09    $   55,679    $       --    $       --    $       --    $   55,679
                           3/31/08    $   48,775    $       --    $       --    $       --    $   48,775
---------------------------------------------------------------------------------------------------------
Jametown Tax Exempt        3/31/09    $       --    $    3,442    $  990,933    $       --    $  994,375
   Virginia Fund           3/31/08    $       --    $   17,179    $1,005,973    $       --    $1,023,152
---------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings (accumulated deficit) at March 31, 2009 was as follows:


-----------------------------------------------------------------------------------------------
                                                                                    JAMESTOWN
                                    JAMESTOWN      JAMESTOWN        JAMESTOWN       TAX EXEMPT
                                     BALANCED        EQUITY           SELECT         VIRGINIA
                                       FUND           FUND             FUND            FUND
-----------------------------------------------------------------------------------------------
Cost of portfolio investments ..   $ 21,493,822    $ 20,290,985    $ 15,158,847    $ 31,243,920
                                   ============    ============    ============    ============
Gross unrealized appreciation ..   $  1,795,531    $  1,998,570    $    331,893    $  1,067,912
Gross unrealized depreciation ..     (2,312,877)     (3,499,818)     (3,406,568)        (16,523)
                                   ------------    ------------    ------------    ------------
Net unrealized appreciation
   (depreciation) on investments       (517,346)     (1,501,248)     (3,074,675)      1,051,389
                                   ------------    ------------    ------------    ------------
Accumulated undistributed
  ordinary income ..............             --              --              --          12,643
Accumulated undistributed
   long-term gains .............             --              --              --           5,048
Capital loss carryforwards .....       (931,525)     (1,615,894)     (3,848,385)             --
Post-October losses ............       (264,645)       (867,989)     (2,435,731)             --
Other temporary differences ....             --              --              --         (12,643)
                                   ------------    ------------    ------------    ------------
Total distributable earnings
   (accumulated deficit) .......   $ (1,713,516)   $ (3,985,131)   $ (9,358,791)   $  1,056,437
                                   ============    ============    ============    ============
-----------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

As of March 31, 2009, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                 EXPIRES
                                             AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
The Jamestown Balanced Fund              $931,525 2017             2017
                                         =============
The Jamestown Equity Fund                $   1,615,894             2017
                                         =============
The Jamestown Select Fund                $     229,908             2016
                                             3,618,477             2017
                                         -------------
                                         $   3,848,385
                                         =============
--------------------------------------------------------------------------------

In addition, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund had net realized capital losses of $264,645, $867,989 and $2,435,731, respectively, during the period November 1, 2008 through March 31, 2009, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2010. These capital loss carryforwards and "post-October" losses may be utilized in the future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2009, The Jamestown Balanced Fund reclassified $4,216 of overdistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund's net assets or net asset value per share.

For the year ended March 31, 2009, The Jamestown Balanced Fund and The Jamestown Equity Fund reclassified distributions in excess of net realized gains of
$166,457 and $155,647, respectively, against accumulated undistributed net investment income on the Statements of Assets and Liabilities. In addition, The Jamestown Balanced Fund and The Jamestown Select Fund reclassified distributions in excess of net investment income of $36,853 and $6,788, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Jamestown Equity Fund reclassified return of capital distributions of $135,024 against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through March 31, 2009) and has concluded that no provision for income tax is required in these financial statements.

2.    INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2009:

----------------------------------------------------------------------------------------------
                                                                                   JAMESTOWN
                                      JAMESTOWN      JAMESTOWN      JAMESTOWN      TAX EXEMPT
                                       BALANCED        EQUITY         SELECT        VIRGINIA
                                         FUND           FUND           FUND           FUND
----------------------------------------------------------------------------------------------
Purchase of investment securities    $ 10,653,478   $ 17,137,906   $ 15,432,606   $  5,355,092
                                     ============   ============   ============   ============
Proceeds from sales and maturities
   of investment securities ......   $ 12,514,348   $ 19,409,959   $ 17,493,958   $  2,813,268
                                     ============   ============   ============   ============
----------------------------------------------------------------------------------------------

3.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Each Fund's investments are managed by Lowe, Brockenbrough & Company, Inc. (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Select Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2009, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $24,741 of the Fund's investment advisory fees during the year ended March 31, 2009.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund are each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $22,200 plus an asset-based fee equal to 0.01% per annum on the Funds' aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund's operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2009.

5.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund,
and The Jamestown Select Fund of the Williamsburg Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund (the "Funds") (each a series of the Williamsburg Investment Trust), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 21, 2009

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                        POSITION HELD                  LENGTH OF
  TRUSTEE                     ADDRESS                            AGE    WITH THE TRUST                 TIME SERVED
-----------------------------------------------------------------------------------------------------------------------
* Charles M. Caravati, Jr.    931 Broad Street Road               72    Chairman and                   Since
                              Manakin-Sabot, VA                         Trustee                        June 1991
-----------------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III    802 Bayberry Court, Suite 400       72    Trustee and                    Since
                              Richmond, VA                              Vice President                 September 1988
-----------------------------------------------------------------------------------------------------------------------
* John T. Bruce               800 Main Street                     55    Trustee                        Since
                              Lynchburg, VA                                                            September 1988
-----------------------------------------------------------------------------------------------------------------------
  Robert S. Harris            100 Darden Boulevard                59    Trustee                        Since
                              Charlottsville, VA                                                       January 2007
-----------------------------------------------------------------------------------------------------------------------
  J. Finley  Lee,  Jr.        4488 Pond Apple Drive North         69    Trustee                        Since
                              Naples, FL                                                               September 1988
-----------------------------------------------------------------------------------------------------------------------
  Richard L. Morrill          University of Richmond              69    Trustee                        Since
                              Richmond, VA                                                             March 1993
-----------------------------------------------------------------------------------------------------------------------
  Harris V. Morrissette       100 Jacintoport Boulevard           49    Trustee                        Since
                              Saraland, AL                                                             March 1993
-----------------------------------------------------------------------------------------------------------------------
  Samuel B. Witt III          302 Clovelly Road                   73    Trustee                        Since
                              Richmond, VA                                                             November 1988
-----------------------------------------------------------------------------------------------------------------------
  Charles M. Caravati III     1802 Bayberry Court, Suite 400      44    President, Jamestown           Since
                              Richmond, VA                              Balanced Fund and              January 1996
                                                                        Jamestown Equity Fund;
                                                                        Vice President, Jamestown
                                                                        Select Fund
-----------------------------------------------------------------------------------------------------------------------
  Joseph A. Jennings, III     1802 Bayberry Court, Suite 400      46    President, Jamestown           Since
                              Richmond, VA                              Tax Exempt Virginia Fund       July 2005
-----------------------------------------------------------------------------------------------------------------------
  Lawrence B. Whitlock, Jr.   1802 Bayberry Court, Suite 400      61    President, Jamestown Select    Since
                              Richmond, VA                              Fund; Vice President,          February 2002
                                                                        Jamestown Balanced Fund
                                                                        and Jamestown Equity Fund
-----------------------------------------------------------------------------------------------------------------------
  Austin Brockenbrough IV     1802 Bayberry Court, Suite 400      39    Vice President, Jamestown      Since
                              Richmond, VA                              Select Fund                    August 2006
-----------------------------------------------------------------------------------------------------------------------
  Connie R. Taylor            1802 Bayberry Court, Suite 400      59    Vice President, Jamestown      Since
                              Richmond, VA                              Balanced Fund and              March 1993
                                                                        Jamestown Equity Fund
-----------------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey            225 Pictoria Drive, Suite 450       52    Vice President                 Since
                              Cincinnati, OH                                                           November 2000
-----------------------------------------------------------------------------------------------------------------------
  Mark J. Seger               225 Pictoria Drive, Suite 450       47    Treasurer                      Since
                              Cincinnati, OH                                                           November 2000
-----------------------------------------------------------------------------------------------------------------------
  John F. Splain              225 Pictoria Drive, Suite 450       52    Secretary                      Since
                              Cincinnati, OH                                                           November 2000
-----------------------------------------------------------------------------------------------------------------------
  Tina H. Bloom               225 Pictoria Drive, Suite 450       40    Chief Compliance Officer       Since
                              Cincinnati, OH                                                           August 2006
-----------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough are Caravati are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial
Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph  A.  Jennings,  III is Vice  President  and a  Portfolio  Manager  of the
Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Austin Brockenbrough IV is a Manager Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-866-738-1126.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2009. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund and The Jamestown Select Fund intend to designate up to a maximum amount of $449,455 and $55,679, respectively, as taxed at a maximum rate of 15%. The Jamestown Tax Exempt Virginia Fund designates $3,442 as long-term gain distributions. For the fiscal year ended March 31, 2009, 46% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Select Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2008 through March 31, 2009).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

                                    Beginning           Ending
                                  Account Value     Account Value     Expenses
                                    October 1,         March 31,     Paid During
                                       2008              2009          Period*
--------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   844.20        $ 5.29
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,019.20        $ 5.79
--------------------------------------------------------------------------------
THE JAMESTOWN EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   731.80        $ 5.53
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,018.55        $ 6.44
--------------------------------------------------------------------------------
THE JAMESTOWN SELECT FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $   694.10        $ 6.80
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00        $ 1,016.90        $ 8.10
--------------------------------------------------------------------------------
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return         $ 1,000.00        $ 1,054.30        $ 3.53
Based on Hypothetical 5% Return
   (before expenses)                $ 1,000.00         $1.021.49        $ 3.48
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

              The Jamestown Balanced Fund                   1.15%
              The Jamestown Equity Fund                     1.28%
              The Jamestown Select Fund                     1.61%
              The Jamestown Tax Exempt Virginia Fund        0.69%

THE JAMESTOWN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

At an in-person meeting held on February 10, 2009, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accounting firm in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called "fallout" benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
================================================================================

arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the 2008 performance of The Jamestown Balanced Fund and The Jamestown Equity Fund, which exceeded the returns of their respective primary benchmark and Lipper category average, as well as the longer term performance of such Funds, LB&C has provided quality portfolio management services to the Funds; (ii) the performance of The Jamestown Tax Exempt Virginia Fund has been extremely good, as the Fund's return for 2008 ranked within the 2nd percentile of comparably managed funds according to Morningstar, Inc. and the Fund maintained a 4-star Morningstar rating overall and a 5-star Morningstar rating for 3 years as of December 31, 2008; (iii) although The Jamestown Select Fund trailed the returns of its primary benchmark and the average of its Lipper category for 2008, the Fund's performance since inception on October 31, 2006 is competitive with such returns; (iv) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Select Fund are competitive with comparably managed funds and each Fund's operating expense ratio is lower than or equal to the average expense ratio for comparably managed funds, according to statistics derived from Morningstar; and (v) the investment advisory fees and operating expense ratio of The Jamestown Tax Exempt Virginia Fund are lower than the average advisory fees and operating expense ratios for comparably managed funds, according to statistics derived from Morningstar, particularly after factoring in voluntary fee waivers by LB&C. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the "fallout" benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

================================================================================

                  THE JAMESTOWN FUNDS

                  INVESTMENT ADVISER
                  Lowe, Brockenbrough & Company, Inc.
                  1802 Bayberry Court
                  Suite 400
                  Richmond, Virginia 23226
                  www.jamestownfunds.com

                  ADMINISTRATOR
                  Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707
                  (Toll-Free) 1-866-738-1126

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM
                  Ernst & Young LLP
                  1900 Scripps Center
                  312 Walnut Street
                  Cincinnati, Ohio 45202

                  LEGAL COUNSEL
                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109

                  BOARD OF TRUSTEES
                  Austin Brockenbrough, III
                  John T. Bruce
                  Charles M. Caravati, Jr.
                  Robert S. Harris
                  J. Finley Lee, Jr.
                  Richard L. Morrill
                  Harris V. Morrissette
                  Samuel B. Witt, III

================================================================================

                          WILLIAMSBURG INVESTMENT TRUST


PART C.     OTHER INFORMATION
            -----------------

Item 23.    Exhibits
            --------

      (a) Agreement and Declaration of Trust -- Incorporated herein by reference to Registration Statement on Form N-1A

      (b) Bylaws -- Incorporated herein by reference to Registration Statement on Form N-1A

      (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

      (d)   (i)   Investment Advisory Agreement for The Jamestown Equity Fund --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 29 filed on August 1, 1997

            (ii)  Investment  Advisory Agreement for The Jamestown Balanced Fund
                  --   Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 29 filed on August 1, 1997

            (iii) Investment  Advisory  Agreement  for The  Jamestown Tax Exempt
                  Virginia Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

            (iv)  Investment Advisory Agreement for The Jamestown Select Fund --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 45 filed on July 27, 2007

            (v)   (a)   Investment  Advisory Agreement for the FBP Balanced Fund
                        (formerly   the  FBP   Contrarian   Balanced   Fund)  --
                        Incorporated   herein  by  reference   to   Registrant's
                        Post-Effective  Amendment  No. 40 filed on July 29, 2004
                        (b) Amendment to Investment  Advisory  Agreement for the
                        FBP Balanced Fund -- Incorporated herein by reference to
                        Registrant's  Post-Effective  Amendment  No. 34 filed on
                        August 1, 2000

            (vi)  (a)   Investment  Advisory  Agreement  for the FBP Value  Fund
                        (formerly   the   FBP   Contrarian   Equity   Fund)   --
                        Incorporated   herein  by  reference   to   Registrant's
                        Post-Effective Amendment No. 40 filed on July 29, 2004

                  (b) Amendment to Investment Advisory Agreement for the FBP Value Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

            (vii) Investment Advisory Agreement for The Government Street Equity
                  Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004

            (viii) Investment  Advisory  Agreement for The Alabama Tax Free Bond
                  Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004

            (ix) Investment Advisory Agreement for The Government Street Mid-Cap Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

            (x) Investment Advisory Agreement for The Davenport Core Fund (formerly The Davenport Equity Fund) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on July 31, 1998

      (e) Distribution Agreements with Ultimus Fund Distributors, LLC -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 filed on May 18, 2001

      (f)   Inapplicable

      (g) Custody Agreement with U.S. Bank, N.A. (formerly Firstar Bank) -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

      (h)   (i)   Mutual Fund Services  Agreement  with Ultimus Fund  Solutions,
                  LLC  --  Incorporated  herein  by  reference  to  Registrant's
                  Post-Effective Amendment No. 46 filed on July 29, 2008

            (ii) Compliance Consulting Agreement with Ultimus Fund Solutions, LLC -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 filed on July 27, 2007

      (i) Opinion and Consent of Counsel relating to Issuance of Shares -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 39 filed on August 29, 2003

      (j)   Consent of Ernst & Young LLP -- Filed herewith

      (k)   Inapplicable

      (l)   Inapplicable

      (m)   Inapplicable

      (n)   Inapplicable

      (o)   Reserved

      (p)   (i)   Code of Ethics of The Jamestown Funds --  Incorporated  herein by reference to Registrant's  Post-Effective  Amendment No. 45 filed on July 27, 2007

            (ii)  Code of Ethics  of Lowe,  Brockenbrough  &  Company,  Inc.  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 45 filed on July 27, 2007

            (iii) Code of Ethics of the  Flippin,  Bruce & Porter Funds -- Filed
                  herewith

            (iv)  Code  of  Ethics  of   Flippin,   Bruce  &  Porter,   Inc.  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective  Amendment  No.  44 filed on July 28,  2006

            (v) Code of Ethics of The Government Street Funds -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

            (vi) Code of Ethics of Leavell Investment Management, Inc. -- Filed herewith

            (vii) Code of  Ethics  of The  Davenport  Core  Fund  (formerly  The
                  Davenport  Equity Fund -- Filed herewith

            (viii)Code of  Ethics of  Davenport & Company  LLC -- Filed herewith

            (ix)  Code  of  Ethics  of  Ultimus   Fund   Distributors,   LLC  --
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 46 filed on July 29, 2008

      (Other) Powers of Attorney for Austin  Brockenbrough,  III, John T. Bruce,
            Charles M. Caravati, III, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Samuel B. Witt, III -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 filed on July 28, 2006

            Power of Attorney for Robert S. Harris -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 46 filed on July 29, 2008

Item  24.   Persons Controlled by or Under Common Control with Registrant
            -------------------------------------------------------------
            No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    Indemnification
            ---------------
            Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct,
                  (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in
                  Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

                  SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in
                  Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

                  SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this
                  Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

            The  Registrant's   Investment   Advisory   Agreements  provide  for
            indemnification of each of the Advisors as follows:

                  8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
                  (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

                  As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

                  The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

                  8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

            The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provide that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

            The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.    Business and Other Connections of the Investment Adviser
            --------------------------------------------------------

            Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to four series of
            Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

            (i)   Austin Brockenbrough III--Managing Director of LB&C
                  o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund

            (ii)  Lawrence B. Whitlock, Jr.--Managing Director of LB&C
                  o     President  of  The   Jamestown   Select  Fund  and  Vice
                        President  of  The  Jamestown   Balanced  Fund  and  The
                        Jamestown Equity Fund

            (iii) David A. Lyons--Managing Director of LB&C

            (iv)  Charles M. Caravati III--Managing Director of LB&C
                  o     President  of  The  Jamestown   Balanced  Fund  and  The
                        Jamestown   Equity  Fund  and  Vice   President  of  The
                        Jamestown Select Fund

            (v)   William R. Claiborne--Managing Director of LB&C

            (vi)  Robert R. Burke--Managing Director of LB&C

            (vii) Austin  Brockenbrough  IV--Managing  Director  of  LB&C
                  o     Vice President of The Jamestown Select Fund

            (viii) Page T. Reece--Chief Compliance Officer of LB&C
                  o Compliance Officer of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Select Fund and The Jamestown Tax Exempt Virginia Fund

            Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

            (i) John T. Bruce--President, Director and member of Executive Committee of FBP
                  o     President of FBP Balanced Fund and FBP Value Fund

            (ii)  John M. Flippin--Director of FBP
                  o     Vice President of FBP Balanced Fund and FBP Value Fund

            (iii) Robert G. Porter III--Director of FBP
                  o     Vice President of FBP Balanced Fund and FBP Value Fund

            (iv) David J. Marshall--Secretary, Director and member of Executive Committee of FBP
                  o     Vice President of FBP Balanced Fund and FBP Value Fund

            (v) John H. Hanna IV--Vice President, Director and member of Executive Committee of FBP
                  o     Vice President of FBP Balanced Fund and FBP Value Fund

            (vi)  Teresa L. Sanderson--Chief Compliance Officer of FBP
                  o     Compliance  Officer of FBP  Balanced  Fund and FBP Value
                        Fund

            (vii) Michael E. Watson--Treasurer and Controller of FBP

            (viii) Stephen W. Simmons--Member of Executive Committee of FBP

            (ix)  Norman D. Darden--Member of Executive Committee of FBP

            Leavell Investment Management, Inc. ("LIM"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. LIM also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LIM and the business and other connections of a material nature engaged in at any time during the past two years:

            (i) Thomas W. Leavell--President, Chief Executive Officer and Director of LIM
                  o President of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            (ii) Timothy S. Healey--Executive Vice President, Chief Investment Officer and Director of LIM
                  o Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            (ii) Janet R. Hayes--Executive Vice President, Chief Operating Officer and Director of LIM

            (iii) Michael C. Teel--Senior Vice President of LIM

            (iv)  Mary S. Hope--Vice President of LIM
                  o Vice President of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            (v)   Richard E. Anthony--Vice President of LIM

            (vi)  Richard M. Stimpson--Vice President of LIM

            (vii) Andrew A. Saunders--Director of LIM

            (viii) Michael J. Hofto--Vice  President and Chief Financial Officer
                  of LIM

            (ix)  Margaret H.  Alves--Chief  Compliance  Officer and Director of
                  LIM
                  o Compliance Officer of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

            (x)   John M. Williams -- Vice President of LIM
                  o Previously Managing Director of Institutional Fixed Income Division for Morgan Keegan & Company, Inc.

            Davenport & Company LLC ("Davenport"), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Core Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

            (i) Coleman Wortham III--President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport

            (ii) John P. Ackerly IV--Senior Vice President and a Director of Davenport
                  o     Vice President of The Davenport Core Fund

            (iii) Joseph L. Antrim  III--Executive Vice President and a Director
                  of Davenport
                  o     President of The Davenport Core Fund

            (iv) Michael S. Beall--Executive Vice President and a Director of Davenport

            (v)   James M.  Traudt--Senior  Vice  President  and a  Director  of
                  Davenport

            (vi)  David  M.  West--Senior  Vice  President  and  a  Director  of
                  Davenport

            (vii) Harry B.  Beadell--Senior  Vice  President  and a Director  of
                  Davenport

            (viii) Edward R. Lawton,  Jr.--Senior  Vice President and a Director
                  of Davenport

            (ix) Joseph L. Keiger III--Senior Vice President and a Director of Davenport

            (x) Edward Trigg Brown, Jr.--Executive Vice President and a Director of Davenport

            (xi)  James  F.  Lipscomb,   Jr.--Executive  Vice  President  and  a
                  Director of Davenport

            (xii) Ann  M.  Richmond--Senior  Vice  President,  Treasurer  and  a
                  Director of Davenport

            (xiii) Kenneth S.  Gregory--Senior  Vice President and a Director of
                  Davenport

            (xiv) Henry L. Valentine II--Chairman and a Director of Davenport

            (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

            (xvi) Emil O.N. Williams,  Jr.--Senior Vice President and a Director
                  of Davenport

            (xvii) Eugene  M.  Valentine,   Jr.--Senior  Vice  President  and  a
                  Director of Davenport

            (xviii) Lucy W.  Hooper--Executive  Vice President and a Director of
                  Davenport

            (xix) Robert F.  Mizell--Executive  Vice President,  Chief Financial
                  Officer and a Director of Davenport

            (xx) William R. Barksdale IV--Senior Vice President and a Director of Davenport

            (xxi) William  M.  Noftsinger,  Jr.--Senior  Vice  President  and  a
                  Director of Davenport

            (xxii) Victor L.  Harper--Senior  Vice  President  and a Director of
                  Davenport

            (xxiii)  Brian  A.   McCormack--Senior   Vice  President  and  Chief
                  Compliance Officer of Davenport

            (xxiv) David  P.  Rose--Senior  Vice  President  and a  Director  of
                  Davenport

            (xxv) W. David Gorsline,  Jr.--Senior  Vice President and a Director
                  of Davenport

            (xxvi) Robert B.  Giles--Executive  Vice President and a Director of
                  Davenport

            (xxvii) David C.  Anderson--Senior  Vice President and a Director of
                  Davenport

            (xxviii) Richard M.  Coradi--Senior Vice President and a Director of
                  Davenport

            (xxix) Richard E. Dolan III--Senior Vice President and a Director of
                  Davenport

            (xxx) Leavenworth M. Ferrel--Senior Vice President and a Director of
                  Davenport

            (xxxi) Kathleen   R.   Holman--Executive   Vice   President,   Chief
                  Administrative Officer and a Director of Davenport

            (xxxii) Richard W. Jones IV--Senior Vice President and a Director of
                  Davenport

            (xxxiii) Andrew J. Jowdy,  Sr.--Senior Vice President and a Director
                  of Davenport

            (xxxiv) Maura J.  Lavay--Senior  Vice  President  and a Director  of
                  Davenport

            (xxxv) Timothy S.  Taylor--Senior  Vice  President and a Director of
                  Davenport

            (xxxvi) Rodney D.  Rullman--Senior  Vice President and a Director of
                  Davenport

            (xxxvii) Michael J.D.  Kane--Senior Vice President and a Director of
                  Davenport

            (xxxviii) Courtney E.  Rogers--Senior  Vice President and a Director
                  of Davenport

            (xxxix) James E.  Crawley--Senior  Vice  President and a Director of
                  Davenport

            (xl) Sean J. Allburn--Senior Vice President and a Director of Davenport

            (xli) Edin Terzimehic--Assistant Senior Vice President

            (xlii) Denise C.  Peters--First  Vice President and Chief Compliance
                  Officer  for  Investment  Advisory  Services  of  Davenport
                  o     Compliance Officer of The Davenport Core Fund

Item 27.    Principal Underwriters
            ----------------------

            (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Destination Funds, The GKM Funds, Oak Value Trust, The Cutler Trust, Profit Funds Investment Trust, Veracity Funds, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust, CM Advisers Family of Funds, Piedmont
                  Investment  Trust,  Stadion  Investment  Trust,  Gardner Lewis
                  Investment Trust, Stralem Fund, The RAM Funds and AlphaMark Investment Trust, other open-end investment companies.

            (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

                                 Position with        Position with
            Name                 Distributor          Registrant
            -----------------    ---------------      ------------------
            Robert G. Dorsey     President/Managing   Vice President
                                 Director

            John F. Splain       Secretary/Managing   Secretary
                                 Director

            Mark J. Seger        Treasurer/Managing   Treasurer
                                 Director

            Tina H. Bloom        Vice President       Chief Compliance Officer

            Theresa M. Bridge    Vice President       Assistant Treasurer

            Wade R. Bridge       Vice President       Assistant Secretary

            Craig J. Hunt        Vice President       None

            Steven F. Nienhaus   Vice President       None

            Jeffrey Moeller      Vice President       None

            Julie Schmuelling    Vice President       None

            Shanda S. Gentry     Chief Compliance     Assistant Vice President/
                                 Officer              AML Compliance Officer

            (c)   Inapplicable

Item 28.    Location of Accounts and Records
            --------------------------------

            Accounts,  books and other  documents  required to be  maintained by
            Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodian.

Item 29.    Management Services Not Discussed in Parts A or B
            -------------------------------------------------
            Not Applicable

Item 30.    Undertakings
            ----------------
            Not Applicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 29th day of July, 2009.

                              WILLIAMSBURG INVESTMENT TRUST

                              By: /s/  John F. Splain
                                  ------------------------
                                  John F. Splain
                                  Secretary

      The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                  Title                   Date

------------------------        ---------------          -----------

Charles M. Caravati, Jr.*       Chairman of
                                the Board and Trustee

/s/ Mark J. Seger               Treasurer                July 29, 2009
------------------------
Mark J. Seger

Austin Brockenbrough III*       Trustee                  By:  /s/ John F. Splain
                                                              ------------------
John T. Bruce*                  Trustee                       John F. Splain
                                                              Attorney-in-fact*
J. Finley Lee, Jr.*             Trustee                       July 29, 2009

Richard L. Morrill*             Trustee

Harris V. Morrissette*          Trustee

Samuel B. Witt III*             Trustee

Robert S. Harris*               Trustee

                                INDEX TO EXHIBITS
                                -----------------

Item 23(j)        Consent of Ernst & Young LLP

Item 23(p)(iii)   Code of Ethics of the Flippin, Bruce & Porter Funds

Item 23(p)(vi)    Code of Ethics of Leavell Investment Management, Inc.

Item 23(p)(vii)   Code of Ethics of The Davenport Core Fund

Item 23(p)(viii)  Code of Ethics of Davenport & Company LLC